     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 19, 2001

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                                                      REGISTRATION NO. 333-67775
                                                                        811-8722

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------

                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 5
                            ------------------------

                            PROVIDENTMUTUAL VARIABLE
                             LIFE SEPARATE ACCOUNT
                             (EXACT NAME OF TRUST)

              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                              (NAME OF DEPOSITOR)

                             300 CONTINENTAL DRIVE
                             NEWARK, DELAWARE 19713
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 452-4000


                             JAMES BERNSTEIN, ESQ.,
              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                          1000 CHESTERBROOK BOULEVARD
                           BERWYN, PENNSYLVANIA 19312
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             STEPHEN E. ROTH, ESQ.
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, DC 20004-2415

It is proposed that this filing will become effective (check appropriate box):

     [ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.


     [X]  On May 1, 2001 pursuant to paragraph (b) of Rule 485.


     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

     [ ]  On      pursuant to paragraph (a)(1) of Rule 485.

                     TITLE OF SECURITIES BEING REGISTERED:
   Interests in Individual Flexible Premium Variable Life Insurance Policies
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                                   PROSPECTUS
                                      FOR
                          FLEXIBLE PREMIUM ADJUSTABLE
                         VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA

PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA

      FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE
                  INSURANCE POLICY

                      Issued by

   PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT

                         and

     PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF
                       AMERICA

              SERVICE CENTER          MAIN ADMINISTRATIVE OFFICE
           300 CONTINENTAL DRIVE       1000 CHESTERBROOK BLVD.
          NEWARK, DELAWARE 19713      BERWYN, PENNSYLVANIA 19312

              TELEPHONE: (800) 688-5177
                                                              PROSPECTUS


                                                             May 1, 2001



This prospectus describes a flexible premium adjustable variable life insurance policy ("Policy") issued by Providentmutual Life and Annuity Company of America (the "Company" or "PLACA"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy.


You can allocate your Policy's values to:

      -- Providentmutual Variable Life Separate Account (the "Separate Account"), which invests in the portfolios listed on this page; or

      --  the Guaranteed Account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE PORTFOLIOS:

      --  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

      --  ARE NOT FEDERALLY INSURED;

      --  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

      --  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following portfolios are available:


     -- THE MARKET STREET FUND


        All Pro Broad Equity Portfolio

        All Pro Large Cap Growth Portfolio
        All Pro Large Cap Value Portfolio
        All Pro Small Cap Growth Portfolio
        All Pro Small Cap Value Portfolio
        International Portfolio
        Equity 500 Index Portfolio

        Mid Cap Growth Portfolio


        Balanced Portfolio

        Bond Portfolio
        Money Market Portfolio

     -- THE ALGER AMERICAN FUND
        Small Capitalization Portfolio

     -- NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
        Limited Maturity Bond Portfolio
        Partners Portfolio

     -- STRONG OPPORTUNITY FUND II, INC.
        Strong Opportunity Fund II

     -- STRONG VARIABLE INSURANCE FUNDS, INC.
        Strong Mid Cap Growth Fund II

     -- VAN ECK WORLDWIDE INSURANCE TRUST
        Worldwide Bond Portfolio
        Worldwide Emerging Markets Portfolio
        Worldwide Hard Assets Portfolio
        Worldwide Real Estate Portfolio

     -- VARIABLE INSURANCE PRODUCTS FUND
        Equity-Income Portfolio
        Growth Portfolio
        High Income Portfolio
        Overseas Portfolio

     -- VARIABLE INSURANCE PRODUCTS FUND II
        Asset Manager Portfolio
        Contrafund(R) Portfolio
        Investment Grade Bond Portfolio

TABLE OF CONTENTS
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GLOSSARY..............................    1
POLICY SUMMARY........................    4
  Premiums............................    4
  Investment Options..................    4
  Policy Account Value................    5
  Charges and Deductions..............    5
  Annual Portfolio Operating Expenses
     Table............................    7
  Surrenders and Partial
     Withdrawals......................    9
  Death Benefit.......................    9
  Transfers...........................   10
  Loans...............................   10
  Illustrations.......................   10
  Other Policies......................   10
  Sale of the Policies................   10
RISK SUMMARY..........................   11
THE COMPANY AND THE GUARANTEED
  ACCOUNT.............................   12
  Providentmutual Life and Annuity
     Company of America...............   12
  The Guaranteed Account..............   13
THE SEPARATE ACCOUNT AND THE
  PORTFOLIOS..........................   13
  The Separate Account................   13
  The Portfolios......................   14
THE POLICY............................   18
  Purchasing a Policy.................   18
  When Insurance Coverage Takes
     Effect...........................   19
  Canceling a Policy (Free Look
     Right)...........................   20
  Ownership Rights....................   20
PREMIUMS..............................   21
  Allocating Premiums.................   23
POLICY ACCOUNT VALUES.................   23
  Policy Account Value................   23
  Net Cash Surrender Value............   23
  Subaccount Value....................   24
  Unit Value..........................   24
  Guaranteed Account Value............   24
  Special Policy Account Value
     Credit...........................   25
CHARGES AND DEDUCTIONS................   25
  Premium Expense Charge..............   25
  Monthly Deduction...................   26
  Mortality and Expense Risk Charge...   27
  Surrender Charges and Additional
     Surrender Charges................   28
  Face Amount Increase Charge.........   30
  Partial Withdrawal Charge...........   30
  Transfer Charge.....................   31
  Portfolio Expenses..................   31
DEATH BENEFIT.........................   31
  Insurance Proceeds..................   31
  Death Benefit Options...............   31
  Changing Death Benefit Options......   32
  Changing the Face Amount............   33
  Settlement Options..................   34
  Accelerated Death Benefit...........   34
  Long-Term Care Benefit..............   35
SURRENDERS AND PARTIAL WITHDRAWALS....   35
  Surrenders..........................   35
  Partial Withdrawals.................   36
TRANSFERS.............................   36
  Dollar Cost Averaging...............   37
  Automatic Asset Rebalancing.........   38
LOANS.................................   39
  Effect of Policy Loans..............   40
POLICY LAPSE AND REINSTATEMENT........   41
  Lapse...............................   41
  Reinstatement.......................   41
FEDERAL TAX CONSIDERATIONS............   41
  Tax Treatment of Policy Benefits....   42
OTHER POLICY INFORMATION..............   44
  Payment of Policy Benefits..........   44
  The Policy..........................   45
  Telephone, Fax, and E-Mail
     Requests.........................   45
  Our Right to Contest the Policy.....   46
  Split Dollar Arrangements...........   46
  Suicide Exclusion...................   46
  Misstatement of Age or Sex..........   47
  Modifying the Policy................   47
  Payments We Make....................   47
  Additional Transfer Rights..........   48
  Reports to Owners...................   48
  Records.............................   49
  Policy Termination..................   49
  Supplemental Benefits and Riders....   49
PERFORMANCE DATA......................   55
ADDITIONAL INFORMATION................   55
  Sale of the Policies................   55
  Potential Conflicts of Interest.....   56
  Changes to the Separate Account.....   57
  State Variations....................   57
  Standard & Poor's...................   57
  Policies Issued in Conjunction with
     Employee Benefit Plans...........   58
  Legal Developments Regarding Unisex
     Actuarial Tables.................   58
  Voting Portfolio Shares.............   59
  Legal Matters.......................   59
  Legal Proceedings...................   59
  Experts.............................   59
  Financial Statements................   59
  Additional Information about the
     Company..........................   59
  PLACA's Executive Officers and
     Directors........................   60
FINANCIAL STATEMENTS..................  F-1
APPENDIX A -- ILLUSTRATIONS...........  A-1

GLOSSARY
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APPLICATION
The application you must complete to purchase a Policy plus all forms required by us or applicable law.

ATTAINED AGE
The issue age of the insured plus the number of full policy years since the policy date.

BENEFICIARY
The person(s) you select to receive the insurance proceeds from the Policy.

CODE
The Internal Revenue Code of 1986, as amended.

COMPANY (WE, US, OUR, PLACA)
Providentmutual Life and Annuity Company of America, Service Center: 300 Continental Drive, Newark, Delaware 19713, Main Administrative Office: 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, telephone: (800) 688-5177.

FACE AMOUNT
The dollar amount of insurance selected by the owner. The face amount may be increased or decreased after issue, subject to certain conditions. The face amount is a factor in determining the death benefit, surrender charges, and additional surrender charges.

FINAL POLICY DATE
The policy anniversary nearest the insured's attained age 100, at which time the Policy will end and you will be paid the policy account value less any indebtedness and any unpaid monthly deductions. Subject to state availability, you may elect to continue the Policy beyond the insured's attained age 100 under the Final Policy Date Extension rider.

FREE LOOK PERIOD
The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Service Center and receive a refund. The length of the free look period varies by state.

FUND
An investment company that is registered with the Securities and Exchange Commission. The Policy allows you to invest in certain portfolios of the funds that are listed on the front page of this prospectus.

GRACE PERIOD
A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

GUARANTEED ACCOUNT
Part of our general account. Amounts allocated to the Guaranteed Account earn at least 4% annual interest.

GUIDELINE ANNUAL PREMIUM
The "guideline annual premium" as defined in regulations under the Investment Company Act of 1940, and used in connection with the calculation of surrender charges. It is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy in force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return.

INDEBTEDNESS
The total amount of all outstanding policy loans, including both principal and interest due.

INITIAL FACE AMOUNT
The face amount on the policy issue date.

INSURANCE PROCEEDS
The amount we pay to the beneficiary when we receive due proof of the insured's death. We deduct any indebtedness and unpaid monthly deductions before making any payment.

INSURED
The person whose life is insured by the Policy.

ISSUE AGE
The insured's age on the insured's birthday nearest the policy date.

LAPSE
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

LOAN ACCOUNT
The account to which we transfer collateral for a policy loan from the Subaccounts and/or the Guaranteed Account.

MEC
A modified endowment contract, as defined under the Code.

MINIMUM GUARANTEE PREMIUM
The amount necessary to guarantee the Policy will not lapse during the first 5 policy years. It is equal to the minimum annual premium (as set forth in your Policy) MULTIPLIED by the number of months since the policy date (including the current month) DIVIDED by 12.

MINIMUM INITIAL PREMIUM
An amount equal to the minimum annual premium (as set forth in your Policy) MULTIPLIED by the following factor for your premium billing mode: annual 1.000; semi-annual 0.500; quarterly 0.250; monthly 0.167.

MONTHLY DEDUCTION
This is the monthly amount we deduct from the policy account value on each policy processing day. The monthly deduction includes the cost of insurance charge, the monthly administrative charge, the initial administrative charge (during the first policy year), and charges for any riders.

NET CASH SURRENDER VALUE
The amount we pay when you surrender your Policy. It is equal to: (1) the policy account value as of the date of surrender; MINUS (2) any surrender charge or additional surrender charge; MINUS (3) any indebtedness.

NET PREMIUMS
Premiums less the premium expense charge.

OWNER (YOU, YOUR)
The person entitled to exercise all rights as owner under the Policy.

POLICY ACCOUNT VALUE
The sum of your Policy's values in the Subaccounts, the Guaranteed Account, and the Loan Account.

POLICY ANNIVERSARY
The same day and month as the policy date in each year following the first policy year.

POLICY DATE
The date set forth in the Policy that is used to determine policy anniversaries, policy processing days, and policy years. The policy date is generally the same as the policy issue date but, subject to state approval, may be another date agreed upon by us and the proposed insured. The policy date may not be more than 6 months prior to the policy issue date.

POLICY ISSUE DATE
The date on which the Policy is issued. It is used to measure suicide and contestable periods.

POLICY PROCESSING DAY
This is the same day as the policy date in each successive month. If there is no day in a calendar month that coincides with the policy date, or if that day falls on a day that is not a valuation day, then the policy processing day is the next valuation day. On each policy processing day, we determine Policy charges and deduct them from the policy account value.

POLICY YEAR
A year that starts on the policy date or on a policy anniversary.

PORTFOLIO
A separate investment portfolio of a fund. Each Subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS
The classification of the insured for cost of insurance purposes. The classes are: standard, standard with extra rating; nonsmoker; nonsmoker with extra rating; and preferred.

PREMIUMS
All payments you make under the Policy other than repayments of indebtedness.

RIDER
An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy's coverage. A rider that is added to the Policy becomes part of the Policy.

SEPARATE ACCOUNT
Providentmutual Variable Life Separate Account. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio.

SERVICE CENTER
The Technology and Service Center located at 300 Continental Drive, Newark, Delaware 19713.

SUBACCOUNT
A subdivision of Providentmutual Variable Life Separate Account. We invest each Subaccount's assets exclusively in shares of one portfolio.

SURRENDER
To cancel the Policy by signed request from the owner and return of the Policy to us at our Service Center.

TARGET PREMIUM
An amount of premium payments, computed separately for each increment of face amount, used to compute surrender charges and additional surrender charges.

VALUATION DAY
Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount. As of the date of this prospectus, the Company is open whenever the New York Stock Exchange is open.

VALUATION PERIOD
The period beginning at the close of business on one valuation day (usually 4:00 p.m., Eastern time) and continuing to the close of business on the next valuation day.

WRITTEN NOTICE OR REQUEST
The written notice or request you must complete, sign, and send to us at our Service Center to request or exercise your rights as owner under the Policy. To be complete, each written notice or request must: (1) be in a form we accept;
(2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified; and (3) be received at our Service Center. You may obtain the necessary form by calling us at (800) 688-5177.

POLICY SUMMARY
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This summary describes the Policy's important features and corresponds to prospectus sections that discuss the topics in more detail. THE GLOSSARY DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                    PREMIUMS


- You must pay the minimum initial premium before full insurance coverage begins.


- After you pay the initial premium, you can pay subsequent premiums at any time (prior to the final policy date) and in any amount (but not less than $20). You select a premium payment plan to pay planned periodic premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. However, you may greatly increase your risk of lapse if you do not regularly pay premiums. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan.

- We will not accept any premiums after the final policy date.


- PAYING YOUR PLANNED PERIODIC PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Even if you make premium payments according to your payment plan, your Policy may lapse if the net cash surrender value is not enough to pay the monthly deduction and other charges.


- There will be a 61-day grace period before your Policy lapses. Your Policy will not lapse:

     -- during the first 5 policy years, if you pay premiums (less any indebtedness and partial withdrawals) in excess of the minimum guarantee premium;

     -- if you purchase a Guaranteed Minimum Death Benefit rider and meet certain conditions; or

     -- if you make a payment equal to 3 monthly deductions before the end of the grace period.

  You may reinstate a lapsed Policy if you meet certain requirements.

- When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. A free look period also begins if you request an increase in face amount.

- We deduct a premium expense charge from each premium you pay. Generally, we allocate the resulting amount (the net premium) to the Subaccounts and the Guaranteed Account in accordance with your allocation instructions.

- Some states require us to refund all premiums (less any partial withdrawals and indebtedness) if you return your Policy during the free look period. In those states, for the first 15 days following the later of the policy issue date or the date we receive the minimum initial premium, we direct your premiums into the Money Market Subaccount. After the 15 days, we allocate that value to the Subaccounts you selected.

                               INVESTMENT OPTIONS

GUARANTEED ACCOUNT:

- You may place money in the Guaranteed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT:

- You may direct the money in your Policy to any of the Subaccounts of the Separate Account. WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR

  DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

- Each Subaccount invests exclusively in one of the following portfolios:

-    THE MARKET STREET FUND
     All Pro Broad Equity Portfolio
          (formerly Growth Portfolio)
     All Pro Large Cap Growth
          Portfolio
     All Pro Large Cap Value Portfolio
     All Pro Small Cap Growth
          Portfolio
     All Pro Small Cap Value Portfolio
     International Portfolio
     Equity 500 Index Portfolio
     Mid Cap Growth Portfolio
          (formerly Aggressive Growth
          Portfolio)
     Balanced Portfolio (formerly
          Managed Portfolio)
     Bond Portfolio
     Money Market Portfolio
-    THE ALGER AMERICAN FUND
     ("ALGER AMERICAN")
     Small Capitalization Portfolio
-    NEUBERGER BERMAN ADVISERS
     MANAGEMENT TRUST
     ("NEUBERGER BERMAN")
     Limited Maturity Bond Portfolio
     Partners Portfolio
-    STRONG OPPORTUNITY FUND II, INC.
     Strong Opportunity Fund II
-    STRONG VARIABLE INSURANCE
     FUNDS, INC.
     Strong Mid Cap Growth Fund II
-    VAN ECK WORLDWIDE INSURANCE TRUST
     ("VAN ECK")
     Worldwide Bond Portfolio
     Worldwide Emerging Markets
          Portfolio
     Worldwide Hard Assets Portfolio
     Worldwide Real Estate Portfolio
-    VARIABLE INSURANCE PRODUCTS FUND
     ("VIP")
     Equity-Income Portfolio
     Growth Portfolio
     High Income Portfolio
     Overseas Portfolio
-    VARIABLE INSURANCE PRODUCTS FUND
     II ("VIP II")
     Asset Manager Portfolio
     Contrafund(R) Portfolio
     Investment Grade Bond Portfolio

                              POLICY ACCOUNT VALUE

- Policy account value is the sum of your amounts in the Subaccounts, the Guaranteed Account, and the Loan Account. Policy account value is the starting point for calculating important values under the Policy, such as the net cash surrender value and the death benefit.

- Policy account value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY ACCOUNT VALUE.

                             CHARGES AND DEDUCTIONS

$ PREMIUM EXPENSE CHARGE: We deduct a premium expense charge from each premium and credit the remaining amount (the net premium) according to your allocation instructions. The premium expense charge consists of:

     1. Premium Tax Charge: for state and local premium taxes based on the rate for the insured's residence at the time the premium is paid. Premium taxes vary from state to state but range from 0% to 4%. No premium tax charge is deducted in jurisdictions that impose no premium tax.

     2. Percent of Premium Charge: equal to 1.5% of each premium payment. We may increase this charge to a maximum of 3% of each premium payment.

$ MONTHLY DEDUCTION: On the policy date and on each policy processing day thereafter, we deduct from the policy account value:

        -- the cost of insurance charge (which depends on a number of variables, such as issue age, sex, premium class, policy year, and face amount, that cause this charge to vary from Policy to Policy and from policy processing day to policy processing day)

        -- the $7.50 monthly administrative charge (we may increase this charge to a maximum of $12)

        -- the $5.00 initial administrative charge (only deducted on the first
           12 policy processing days)

        -- charges for any riders.

$ SURRENDER CHARGES AND ADDITIONAL SURRENDER CHARGES:

     -- Surrender Charge: During the first 12 policy years, we deduct a surrender charge if you surrender the Policy or it lapses. The surrender charge consists of:

          1. Deferred Administrative Charge: the charge described in the table below less any deferred administrative charge previously paid at the time of a decrease in face amount.

                                                      CHARGE PER $1,000
POLICY YEAR(S)                                         OF FACE AMOUNT
--------------                                     -----------------------
1-6...............................................          $4.90
7.................................................          $4.20
8.................................................          $3.50
9.................................................          $2.80
10................................................          $2.10
11................................................          $1.40
12................................................          $0.70
13+...............................................          $ -0-

        2. Deferred Sales Charge: this charge equals the lesser of A or B (less any deferred sales charge previously paid at the time of a prior decrease in face amount), where:

           a = 35% of all premiums paid to the date of surrender or lapse; or

           b = the following percentage of target premium:

                                                   % OF TARGET PREMIUM FOR
POLICY YEAR(S)                                     THE INITIAL FACE AMOUNT
--------------                                     -----------------------
1-6...............................................           70%
7.................................................           60%
8.................................................           50%
9.................................................           40%
10................................................           30%
11................................................           20%
12................................................           10%
13+...............................................            0%

     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU MAY HAVE NO NET CASH SURRENDER VALUE IF YOU SURRENDER YOUR POLICY DURING THE FIRST 12 YEARS.

     -- Additional Surrender Charge: Within 12 years after the effective date of an increase in face amount, we deduct an additional surrender charge if you surrender the Policy or it lapses. The additional surrender charge consists of an additional deferred administrative charge and an additional deferred sales charge. The additional surrender charge is calculated in the same manner as the surrender charge, as set forth above.

     -- Decrease in Face Amount: In the event of a decrease in face amount before the end of the 12th policy year or within 12 years after an increase in face amount, we deduct a charge that is a portion of the surrender charge and/or additional surrender charge.

$ PARTIAL WITHDRAWAL CHARGES: For each partial withdrawal, we deduct a $25 fee from the remaining policy account value.

$ FACE AMOUNT INCREASE CHARGE: On the effective date of an increase in face amount, we deduct a charge of $60 plus $0.50 per $1,000 face amount increase (but not greater than $750) from the policy account value. We may increase this charge to a maximum of $60 plus $3.00 per $1,000 face amount increase.

$ MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge equal to an annual rate of 0.75% of the average daily net assets of the Separate Account. We may increase this charge to a maximum annual rate of 0.90%

$ TRANSFER CHARGE: We assess a $25 fee (from the amount transferred) for the 13th and each additional transfer among the Subaccounts or the Guaranteed Account in a policy year.


$ PORTFOLIO EXPENSES: The portfolios deduct management fees and other expenses from their assets. These fees and expenses (shown in the following table) vary by portfolio and currently range from 0.28% to 1.45% per year of the average portfolio assets (after fee waivers and expense reimbursements).


  The following table shows the fees and expenses charged by the portfolios for the fiscal year ended December 31, 2000. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. Expenses of the portfolios may be higher or lower in the future. Please refer to the portfolios' prospectuses for more information.


  ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average portfolio assets):



                                                                             GROSS          NET
                                                                             TOTAL         TOTAL
                                              MANAGEMENT       OTHER         ANNUAL        ANNUAL
PORTFOLIO                                      FEES (1)     EXPENSES (2)    EXPENSES    EXPENSES (3)
---------                                     ----------    ------------    --------    ------------
MARKET STREET FUND
  All Pro Broad Equity Portfolio (formerly
     Growth Portfolio)                           0.75%          0.26%         1.01%         0.91%
  All Pro Large Cap Growth Portfolio             0.70%          0.27%         0.97%         0.90%
  All Pro Large Cap Value Portfolio              0.70%          0.32%         1.02%         0.90%
  All Pro Small Cap Growth Portfolio             0.90%          0.27%         1.17%         1.10%
  All Pro Small Cap Value Portfolio              0.90%          0.34%         1.24%         1.10%
  Equity 500 Index Portfolio                     0.24%          0.26%         0.50%         0.28%
  International Portfolio                        0.75%          0.30%         1.05%         1.05%
  Mid Cap Growth Portfolio (formerly
     Aggressive Growth Portfolio)                0.75%          0.26%         1.01%         0.95%
  Balanced Portfolio (formerly Managed
     Portfolio)                                  0.55%          0.27%         0.82%         0.82%
  Bond Portfolio                                 0.40%          0.27%         0.67%         0.67%
  Money Market Portfolio                         0.25%          0.26%         0.51%         0.50%
THE ALGER AMERICAN FUND
  Small Capitalization Portfolio                 0.85%          0.05%         0.90%         0.90%

                                                                             GROSS          NET
                                                                             TOTAL         TOTAL
                                              MANAGEMENT       OTHER         ANNUAL        ANNUAL
PORTFOLIO                                      FEES (1)     EXPENSES (2)    EXPENSES    EXPENSES (3)
---------                                     ----------    ------------    --------    ------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  Limited Maturity Bond Portfolio                0.65%          0.11%         0.76%         0.76%
  Partners Portfolio                             0.82%          0.10%         0.92%         0.92%
STRONG OPPORTUNITY FUND II, INC.
  Strong Opportunity Fund II                     1.00%          0.18%         1.18%         1.11%
STRONG VARIABLE INSURANCE FUNDS, INC.
  Strong Mid Cap Growth Fund II                  1.00%          0.16%         1.16%         1.15%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond Portfolio                       1.00%          0.21%         1.21%         1.15%
  Worldwide Emerging Markets Portfolio           1.00%          0.33%         1.33%         1.26%
  Worldwide Hard Assets Portfolio                1.00%          0.16%         1.16%         1.14%
  Worldwide Real Estate Portfolio                1.00%          1.27%         2.27%         1.45%
VARIABLE INSURANCE PRODUCTS FUND
  Equity-Income Portfolio (Initial Class)        0.48%          0.08%         0.56%         0.55%
  Growth Portfolio (Initial Class)               0.57%          0.08%         0.65%         0.64%
  High Income Portfolio (Initial Class)          0.58%          0.10%         0.68%         0.68%
  Overseas Portfolio (Initial Class)             0.72%          0.17%         0.89%         0.87%
VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio (Initial Class)        0.53%          0.08%         0.61%         0.61%
  Contrafund(R) Portfolio (Initial Class)        0.57%          0.09%         0.66%         0.63%
  Investment Grade Bond Portfolio (Initial
     Class)                                      0.43%          0.11%         0.54%         0.54%



(1)The Management Fees in the above table for the Market Street Fund's All Pro Broad Equity, Mid Cap Growth, Balanced, and Bond Portfolios have been adjusted to reflect new management fees that became effective January 29, 2001.



(2)Other Expenses for the Market Street Fund portfolios include an administrative expense of 0.10% (0.04% for the Equity 500 Index Portfolio). This administrative expense is payable to Provident Mutual Life Insurance Company ("PMLIC") for administration services that PMLIC provides to Market Street Fund. These services include internal legal and financial administrative services provided to Market Street Fund by PMLIC personnel.



(3)For certain portfolios, certain expenses were reimbursed or fees waived during 2000. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. However, for certain portfolios, no expenses were actually reimbursed or fees waived during 2000 because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.


  The fee and expense information regarding the portfolios was provided by those portfolios. The Alger American Fund, Neuberger Berman Advisers Management Trust, Strong Opportunity Fund II, Inc., Strong Variable Insurance Funds, Inc., Van Eck Worldwide Insurance Trust, Variable Insurance Products Fund, and Variable Insurance Products Fund II are not affiliated with PLACA.

                       SURRENDERS AND PARTIAL WITHDRAWALS

 -- SURRENDER: At any time while the Policy is in force, you may make a request to surrender your Policy and receive the net cash surrender value. A surrender may have tax consequences.

 -- PARTIAL WITHDRAWALS: After the first policy year, you may make a written request to withdraw part of the net cash surrender value, subject to the following rules. Partial withdrawals may have tax consequences.

  X You must request at least $1,500.

  X For each partial withdrawal, we deduct a $25 fee from the remaining policy account value.

  X If Death Benefit Option A is in effect, we will reduce the face amount by the amount of the partial withdrawal.

  X Unless you specify otherwise, we will deduct the requested partial withdrawal and partial withdrawal charge from the Subaccounts and the Guaranteed Account in proportion to the value in each account.

                                 DEATH BENEFIT

 -- INSURANCE PROCEEDS: We pay insurance proceeds to the beneficiary upon due proof of death of the insured. The insurance proceeds equal the death benefit and any additional insurance provided by rider less any indebtedness and unpaid monthly deductions.

 -- DEATH BENEFIT OPTION A AND OPTION B: You may choose between two death benefit options under the Policy. After the first policy year and at least 12 months after any increase in face amount, you may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option as of the insured's date of death.

  -- DEATH BENEFIT OPTION A is equal to the greater of:

      -- the face amount (which is the amount of insurance you select); OR

      -- the policy account value multiplied by the applicable percentage listed in the table below.

  -- DEATH BENEFIT OPTION B is equal to the greater of:

      -- the face amount PLUS the policy account value; or

      -- the policy account value multiplied by the applicable percentage listed in the table below.

ATTAINED AGE                   PERCENTAGE          ATTAINED AGE           PERCENTAGE
------------                   ----------          -------------          ----------
40 and under                      250%                  60                   130%
45                                215%                  65                   120%
50                                185%                  70                   115%
55                                150%             75 through 90             105%
                                                   95 through 99             100%

For attained ages not shown, the percentages decrease pro rata for each full year.

 -- ACCELERATED DEATH BENEFIT: Under the Accelerated Death Benefit rider, you may receive accelerated payment of part of your death benefit if the insured develops a terminal illness or, for Policies issued before April 9, 2001 or the date we obtain state approval, if later, is permanently confined to a nursing care facility.

 -- LONG-TERM CARE BENEFIT: Under the Long-Term Care Benefit riders, you may receive periodic payments of a portion of your death benefit and waiver of monthly deductions if the insured becomes "chronically ill." We impose a monthly charge if you elect any of these riders.

                                   TRANSFERS

 --  You may make transfers among the Subaccounts and the Guaranteed Account.

 -- We charge $25 for the 13th and each additional transfer during a policy year.

 -- Transfers out of the Guaranteed Account may be made only within 30 days of a policy anniversary.

 -- The minimum amount you may transfer from a Subaccount or the Guaranteed Account is the lesser of $1,000 or the total value in the Subaccount or Guaranteed Account.

                                     LOANS

 -- You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is the net cash surrender value. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.

 -- We charge you a maximum annual interest rate of 6% ("charged interest rate") on your loan. Charged interest is due and payable at the end of each policy year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the policy year.

 -- We credit interest on amounts in the Loan Account ("earned interest rate") and we guarantee that the annual earned interest rate will not be lower than 4%. We currently credit an earned interest rate of 4% to amounts in the Loan Account until the 10th policy anniversary or attained age 60, whichever is later, and 5.75% annually thereafter.


 -- As collateral for the loan, we transfer an amount equal to the loan (adjusted by the earned interest rate and the charged interest rate to the next policy anniversary) from the Separate Account and Guaranteed Account to the Loan Account on a pro rata basis, unless you specify another allocation.


 -- You may repay all or part of your indebtedness at any time while the insured is alive and the Policy is in force.

 -- We deduct any indebtedness from the policy account value upon surrender, and from the insurance proceeds payable on the insured's death.

                                 ILLUSTRATIONS

The illustrations provided in Appendix A at the end of this prospectus illustrate death benefits, policy account values, and net cash surrender values. These illustrations are based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. Your rates of return and insurance charges may be higher or lower than these illustrations. You should obtain a personalized illustration before purchasing a Policy.

                                 OTHER POLICIES

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Subaccount performance and policy account value. To obtain more information about these other policies, contact our Service Center or your agent.


                              SALE OF THE POLICIES



For information concerning compensation paid for the sale of Policies, see "Sale of the Policies."

RISK SUMMARY
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The following are some of the risks associated with the Policy.
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INVESTMENT RISK              If you invest your policy account value in one or
                             more Subaccounts, then you will be subject to the
                             risk that investment performance will be
                             unfavorable and that the policy account value will
                             decrease. You COULD lose everything you invest. If
                             you allocate net premiums to the Guaranteed
                             Account, then we credit your policy account value
                             (in the Guaranteed Account) with a declared rate of
                             interest, but you assume the risk that the rate may
                             decrease, although it will never be lower than a
                             guaranteed minimum annual effective rate of 4%.
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RISK OF LAPSE                If your net cash surrender value is not enough to
                             pay the monthly deduction and other charges, your
                             Policy may enter a 61-day grace period. We will
                             notify you that the Policy will lapse unless you
                             make a sufficient payment during the grace period.
                             Your Policy may also lapse if your indebtedness
                             reduces the net cash surrender value to zero. Your
                             Policy generally will not lapse: (1) during the
                             first 5 policy years, if you pay premiums (less any
                             indebtedness and partial withdrawals) in excess of
                             the minimum guarantee premium; (2) if you purchase
                             a Guaranteed Minimum Death Benefit rider and meet
                             certain conditions; or (3) if you make a payment
                             equal to 3 monthly deductions before the end of the
                             grace period. You may reinstate a lapsed Policy,
                             subject to certain conditions.
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TAX RISKS                    We anticipate that the Policy should generally be
                             deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of policy account value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

                             Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

                             See "Federal Tax Considerations." You should
                             consult a qualified tax adviser for assistance in all Policy-related tax matters.
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SURRENDER RISKS              The surrender charge under the Policy applies for
                             12 policy years after the policy date. An additional surrender charge will be applicable for 12 years from the date of any increase in the face amount. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

                             Even if you do not ask to surrender your Policy, surrender charges and additional surrender charges may play a role in determining whether your Policy will lapse, because surrender charges and additional surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," above.
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LOAN RISKS                   A policy loan, whether or not repaid, will affect
                             policy account value over time because we subtract the amount of the loan from the Subaccounts and/or
                             Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate credited to the Guaranteed Account.

                             We reduce the amount we pay on the insured's death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the net cash surrender value to zero.
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THE COMPANY AND THE GUARANTEED ACCOUNT
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PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA


We are a stock life insurance company. We were originally incorporated under Pennsylvania law in 1958 under the name Washington Square Life Insurance Company. Our name was changed to Providentmutual Life and Annuity Company of America in 1991, and we were redomiciled as a Delaware insurance company on October 28, 1992. We are subject to regulation by the Insurance Department of the State of Delaware, as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the investment options under the Policy and under other variable life insurance policies we may issue. Our general account supports the Guaranteed Account option under the Policy. As of December 31, 2000, PLACA had total assets of approximately $1.7 billion.


We are a wholly owned subsidiary of Provident Mutual Life Insurance Company ("Provident Mutual"). On December 31, 1997, we entered into a support agreement with Provident Mutual whereby Provident Mutual agreed to maintain our total adjusted capital at the level of 200% of the "company action level" for risk-based capital at the end of each calendar quarter during the term of the agreement. Under the support agreement, Provident Mutual also agreed to maintain our cash or cash equivalents from time to time as may be necessary during the term of the agreement in an amount sufficient for the payment of benefits and other contractual claims pursuant to policies and other contracts issued by us. Other than this support agreement, Provident Mutual is under no obligation to invest money in us nor is it in any way a guarantor of our contractual obligations or obligations under the Policies.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, we may use the IMSA logo and language in advertisements.

THE GUARANTEED ACCOUNT

The Guaranteed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Guaranteed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Guaranteed Account. We guarantee that the amounts allocated to the Guaranteed Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Guaranteed Account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Guaranteed Account will be credited with different current interest rates. For each amount allocated or transferred to the Guaranteed Account, we apply the current interest rate to the end of the calendar year. At the end of that calendar year, we reserve the right to declare a new current interest rate on this amount and accrued interest thereon (which may be a different rate than the rate that applies to new allocations to the Guaranteed Account on that date). We guarantee the rate declared on this amount and accrued interest thereon at the end of each calendar year for the following calendar year. You assume the risk that interest credited to amounts in the Guaranteed Account may not exceed the minimum 4% guaranteed rate.

We allocate amounts from the Guaranteed Account for partial withdrawals, transfers to the Subaccounts, or charges for the monthly deduction on a last in, first out (i.e., LIFO) basis for the purpose of crediting interest.

WE HAVE NOT REGISTERED THE GUARANTEED ACCOUNT WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
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THE SEPARATE ACCOUNT

We established Providentmutual Variable Life Separate Account as a separate investment account under Delaware law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:

     -- The Market Street Fund

     -- The Alger American Fund

     -- Neuberger Berman Advisers Management Trust

     -- Strong Opportunity Fund II, Inc.

     -- Strong Variable Insurance Funds, Inc.

     -- Van Eck Worldwide Insurance Trust

     -- Variable Insurance Products Fund

     -- Variable Insurance Products Fund II

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of our other assets. The Separate Account assets are held separate from our other assets and are not part of our general account. We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

If investment in the funds or a particular portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any other reason in our sole discretion, we may substitute another fund or portfolio without your consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close Subaccounts to allocations of premiums or policy account value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the Separate Account. See "Additional Information -- Changes to the Separate Account."

THE PORTFOLIOS

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table summarizes each portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

             PORTFOLIO           INVESTMENT OBJECTIVE AND INVESTMENT ADVISER


ALL PRO BROAD EQUITY
PORTFOLIO
(FORMERLY GROWTH PORTFOLIO)  -- Seeks long-term capital appreciation. The portfolio pursues its objective by investing primarily in equity securities of both larger and smaller companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for growth in future earnings. Investment adviser is Market Street Investment Management Company; subadvisers are Alliance Capital Management L.P., Sanford C. Bernstein & Co., LLC, Husic Capital Management, and Reams Asset Management Company, LLC.



ALL PRO LARGE CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             The portfolio pursues its objective by investing primarily in equity securities of larger companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for growth in future earnings. Investment adviser is Market Street
                             Investment Management Company; subadvisers are
                             Alliance Capital Management L.P. and Geewax, Terker
                             & Co.



ALL PRO LARGE CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             The portfolio attempts to achieve this objective by investing primarily in undervalued equity securities of larger companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer potential for long-term growth in future earnings. Investment adviser is Market Street Investment Management
                             Company; subadvisers are Sanford C. Bernstein &
                             Co., LLC and Mellon Equity Associates, LLP.



ALL PRO SMALL CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             The portfolio pursues its objective by investing primarily in equity securities of smaller companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for growth in future earnings. Investment adviser is Market Street
                             Investment Management Company; subadvisers are Lee
                             Munder Investments Ltd. and Husic Capital
                             Management.



ALL PRO SMALL CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             The portfolio pursues this objective by investing primarily in undervalued equity securities of smaller companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for long-term growth in future earnings. Investment adviser is Market Street Investment Management
                             Company; subadvisers are Reams Asset Management
                             Company, LLC and Sterling Capital Management LLC.



INTERNATIONAL PORTFOLIO      -- Seeks long-term growth of capital primarily
                             through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies. Investment adviser is Market
                             Street Investment Management Company; subadviser is
                             The Boston Company Asset Management LLC.



EQUITY 500 INDEX PORTFOLIO   -- Seeks to provide long-term capital appreciation.
                             The portfolio pursues its objective by investing primarily in common stocks included in the Standard & Poor's 500(R) Composite Stock
                             Price Index.* Investment adviser is Market Street
                             Investment Management Company; subadviser is SSgA
                             Funds Management, Inc..



MID CAP GROWTH PORTFOLIO
(FORMERLY AGGRESSIVE GROWTH
PORTFOLIO)                   -- Seeks to achieve a high level of long-term
                             capital appreciation. The portfolio pursues its objective by investing primarily in mid cap companies whose earnings the subadviser expects to grow at a faster rate than the average company and mid cap companies whose market capitalization falls within the range of companies in the S&P Mid Cap
                             400 Index. Investment adviser is Market Street
                             Investment Management Company; subadviser is T.
                             Rowe Price Associates, Inc.



BALANCED PORTFOLIO
(FORMERLY
MANAGED PORTFOLIO)           -- Seeks to realize as high a level of long-term
                             total rate of return as is consistent with prudent investment risk. The portfolio pursues its objective by investing in both equities, such as stocks, and bonds. Investment adviser is Market
                             Street Investment Management Company; subadviser is
                             Fred Alger Management, Inc.



BOND PORTFOLIO               -- Seeks to generate a high level of current income
                             consistent with prudent investment risk. The portfolio pursues its objective by investing primarily in a diversified portfolio of fixed income securities of U.S. and foreign issuers.
                             Investment adviser is Market Street Investment
                             Management Company; subadviser is Western Asset
                             Management Company.



MONEY MARKET PORTFOLIO       -- Seeks to provide maximum current income
                             consistent with capital preservation and liquidity.
                             The portfolio pursues its objective by investing exclusively in U.S. dollar-denominated money market instruments that present minimal credit risks.
                             Investment adviser is Market Street Investment
                             Management Company.


ALGER AMERICAN SMALL
CAPITALIZATION PORTFOLIO     -- Seeks long-term capital appreciation. It focuses
                             on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index(R) or the S&P
                             SmallCap 600 Index(R). Investment adviser is Fred
                             Alger Management, Inc.

NEUBERGER BERMAN LIMITED
MATURITY BOND PORTFOLIO      -- Seeks the highest available current income
                             consistent with low risk to principal and liquidity and secondarily, total return, through investment mainly in investment grade bonds. Investment adviser is Neuberger Berman Management
                             Incorporated.

NEUBERGER BERMAN PARTNERS
PORTFOLIO                    -- Seeks capital growth through investment mainly
                             in common stocks of medium- to large-capitalization companies. Investment adviser is Neuberger Berman
                             Management Incorporated.

STRONG OPPORTUNITY FUND II   -- Seeks capital growth by investing primarily in
                             stocks of medium-capitalization companies that the portfolio's manager believes are

---------------

* "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Provident Mutual and its affiliates and subsidiaries. The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Policy. See "Additional Information -- Standard & Poor's" below which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

                             underpriced, yet have attractive growth prospects. Investment adviser is Strong Capital Management, Inc.

STRONG MID CAP GROWTH FUND
II -- Seeks capital growth by investing at least 65% of its assets in stocks of medium-capitalization companies that the portfolio's managers believe have favorable prospects for accelerating growth of earnings, but are selling at reasonable valuations based on earnings, cash flow, or asset value. Investment adviser is Strong Capital Management, Inc.


VAN ECK WORLDWIDE BOND
PORTFOLIO                    -- Seeks high total return -- income plus capital
                             appreciation -- by investing globally, primarily in a variety of debt securities. Investment adviser is Van Eck Associates Corporation.



VAN ECK WORLDWIDE EMERGING
MARKETS PORTFOLIO            -- Seeks long-term capital appreciation by
                             investing in primarily equity securities in emerging markets throughout the world. Investment adviser is Van Eck Associates Corporation.



VAN ECK WORLDWIDE HARD
ASSETS
PORTFOLIO                    -- Seeks long-term capital appreciation by
                             investing primarily in "hard asset securities."
                             Income is a secondary consideration. Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate and commodities. Investment adviser is Van Eck
                             Associates Corporation.



VAN ECK WORLDWIDE REAL
ESTATE
PORTFOLIO                    -- Seeks to maximize total return by investing in
                             equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry. Investment adviser is Van Eck Associates
                             Corporation.


VIP EQUITY-INCOME PORTFOLIO  -- Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the VIP Equity-Income Portfolio considers the potential for capital appreciation. The portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index. Investment adviser is Fidelity Management & Research Company.

VIP GROWTH PORTFOLIO         -- Seeks to achieve capital appreciation. The VIP
                             Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks. Investment adviser is Fidelity Management & Research Company.

VIP HIGH INCOME PORTFOLIO    -- Seeks to obtain a high level of current income
                             by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Investment adviser is Fidelity Management & Research Company.

VIP OVERSEAS PORTFOLIO       -- Seeks long term growth of capital primarily
                             through investments in foreign securities. The VIP
                             Overseas Portfolio provides a means for
                             diversification by participating in companies and economies outside of the United States. Investment adviser is Fidelity Management & Research Company;
                             subadvisers are Fidelity Management & Research
                             (U.K.) Inc., Fidelity Management & Research (Far
                             East) Inc., Fidelity International Investment
                             Advisors, and Fidelity International Investment
                             Advisors (U.K.) Limited.

VIP II ASSET MANAGER
PORTFOLIO                    -- Seeks to obtain high total return with reduced
                             risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments. Investment adviser is Fidelity
                             Management & Research Company; subadvisers are
                             Fidelity Management & Research (U.K.) Inc. and
                             Fidelity Management & Research (Far East) Inc.

VIP II CONTRAFUND(R)
Portfolio                    -- Seeks capital appreciation by investing in
                             securities of companies where value is not fully recognized by the public. Investment adviser is Fidelity Management & Research Company; subadvisers are Fidelity Management & Research (U.K.) Inc. and
                             Fidelity Management & Research (Far East) Inc.

VIP II INVESTMENT GRADE
BOND
PORTFOLIO                    -- Seeks high current income by investing in
                             investment-grade debt securities. Investment adviser is Fidelity Management & Research Company.

In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under
Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing. See "Additional Information -- Potential Conflicts of Interest."

THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

PLACA may receive compensation from the investment adviser of a fund (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the fund attributable to the Policies and other policies issued by PLACA. These percentages differ, and some advisers (or affiliates) may pay us more than others.

PLEASE READ THE PORTFOLIO PROSPECTUSES TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS. KEEP THESE PROSPECTUSES FOR FUTURE REFERENCE.

THE POLICY
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PURCHASING A POLICY


To purchase a Policy, you must submit a completed application and an initial premium to us at our Service Center through any licensed life insurance agent who is appointed by PLACA and who is also a registered representative of 1717 Capital Management Company ("1717"), the principal underwriter for the Policy (as well as for other variable life policies), or a registered representative of a broker-dealer having a selling agreement with 1717, or a registered representative of a broker-dealer having a selling agreement with these broker-dealers.


The minimum initial face amount is $50,000 for all premium classes except preferred, and $100,000 for the preferred premium class.

Generally, the Policy is available for insureds between issue ages 1-85. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.


REPLACEMENT OF EXISTING INSURANCE. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.


WHEN INSURANCE COVERAGE TAKES EFFECT


We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. However, full insurance coverage under the Policy will take effect only if the minimum initial premium also has been paid. We begin to deduct monthly charges from your policy account value on the policy issue date.


TEMPORARY INSURANCE COVERAGE. Before full insurance coverage takes effect, you may receive temporary insurance coverage, subject to our underwriting rules and Policy conditions, if:


     1. You answer "no" to the health questions in the temporary insurance agreement;



     2.  You pay the minimum initial premium when the application is signed; and



     3. The application is dated the same date as, or earlier than, the temporary insurance agreement.



Temporary insurance coverage will take effect as of the date of the temporary insurance agreement.


Temporary insurance coverage shall not exceed the lesser of:

     1.  The face amount applied for, including term insurance riders; or

     2.  $500,000.

If we do not approve your application, we will make a full refund of the initial premium paid with the application.


If temporary insurance does not take effect under these conditions, then no insurance shall take effect unless and until the underwriting process has been completed, the application has been approved, the minimum initial premium has been paid, and there has been no change in the insurability of any proposed insured since the date of application.


Temporary life insurance coverage is void if the application contains any material misrepresentation. Benefits will also be denied if any proposed insured commits suicide.

Temporary life insurance coverage terminates automatically, and without notice, on the earliest of:

     -- 5 days from the date we mail you notification of termination of coverage; or

     -- the date that full insurance coverage takes effect under the Policy; or

     -- the date a policy, other than the Policy applied for, is offered to you;
        or

     -- the 90th day from the date of the temporary agreement.

CANCELING A POLICY (FREE LOOK RIGHT)


INITIAL FREE LOOK. You may cancel a Policy during the free look period by providing written notice of cancellation and returning the Policy to us or to the agent who sold it. The free look period begins when you receive the Policy and generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed Part I of the application. This period will be longer if required by state law. If you decide to cancel the Policy during the free look period, we will treat the Policy as if we never issued it.

Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

     1. The policy account value as of the date we receive the returned Policy, plus

     2.  Any premium expense charges deducted from premiums paid, plus

     3.  Any monthly deductions charged against the policy account value, plus

     4. An amount reflecting other charges deducted (directly or indirectly) under the Policy.

The free look period may be longer in some states and, where state law requires, the refund will equal all payments you made (less any partial withdrawals and indebtedness).

FREE LOOK FOR INCREASE IN FACE AMOUNT. A free look period also begins if you request an increase in face amount. You may cancel an increase in face amount until the later of: (1) 10 days after you receive the new Policy Schedule pages reflecting the increase; or (2) 45 days after you signed the application for the increase. If you exercise this right, all monthly deductions attributable to the increase plus the face amount increase charge will be credited to the Subaccounts and the Guaranteed Account in the same proportion as they were deducted, unless you request a refund of this amount.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. While the insured is living, the owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured or the owner is changed thereafter. If the owner is not the insured and dies before the insured, ownership of the Policy will pass to the owner's estate, unless a contingent owner has been designated. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The owner may exercise certain rights described below.

SELECTING AND CHANGING THE
BENEFICIARY                   --  You designate the beneficiary (the person to
                                  receive the insurance proceeds when the
                                  insured dies) in the application.

                              -- You may designate more than one beneficiary. If you designate more than one beneficiary, then each beneficiary that survives the insured shares equally in any insurance proceeds unless the beneficiary designation states otherwise.

                              -- If there is not a designated beneficiary surviving at the insured's death, we will pay the insurance proceeds in a lump sum to the insured's estate.

                              -- You can change the beneficiary by providing us with written notice while the insured is living.

                              -- The change is effective as of the date you complete and sign the written notice, regardless of whether the insured is living when we receive the notice.

                              -- We are not liable for any payment or other actions we take before we receive your written notice.

                              --  A beneficiary generally may not pledge,
                                  commute, or otherwise encumber or alienate
                                  payments under the Policy before they are due.
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CHANGING THE OWNER            --  You may change the owner by providing a
                                  written notice to us at any time while the insured is alive.

                              -- The change is effective as of the date you complete and sign the written notice, regardless of whether the insured is living when we receive the request.

                              -- We are not liable for any payment or other actions we take before we receive your written notice.

                              -- Changing the owner does not automatically change the beneficiary or the insured.

                              -- Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.
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ASSIGNING THE POLICY          --  You may assign Policy rights while the insured
                                  is alive by submitting written notice to us.

                              --  Your interests and the interests of any
                                  beneficiary or other person will be subject to any assignment.

                              -- You retain any ownership rights that are not assigned.

                              --  Assignments are subject to any policy loan.

                              --  We are not:

                                  X bound by any assignment unless we receive a
                                    written notice of the assignment;

                                  X responsible for the validity of any
                                    assignment or determining the extent of an assignee's interest; or

                                  X liable for any payment we make before we
                                    receive written notice of the assignment.

                              --  Assigning the Policy may have tax
                                  consequences. See "Federal Tax
                                  Considerations -- Tax Treatment of Policy
                                  Benefits."

PREMIUMS
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MINIMUM INITIAL PREMIUM. No insurance will take effect until the minimum initial premium is paid, and the health and other conditions of the insured described in the application must not have changed.


PREMIUM FLEXIBILITY. When you apply for a Policy, you will elect to pay premiums on a quarterly, semiannual, or annual basis (planned periodic premiums). We will then send you a premium reminder notice as each payment becomes "due." However, you do not have to pay premiums according to any schedule. You have flexibility to determine the frequency and the amount of the premiums you pay, and you can change the planned periodic premium schedule at any time. If you are submitting a premium payment pursuant to a premium reminder notice, the address for payment will be enclosed with the notice.

You may also send your premium payments to our Service Center, or send additional premium payments by wire transfer. If you have an outstanding policy loan, we will credit all payments you send to us as loan repayments unless you provide written notice for the payments to be applied as premium payments. You may also choose to have premium payments automatically deducted monthly from your bank account or other source under the automatic payment plan. Payment of the planned periodic premiums does not guarantee that the Policy will remain in force. See "Policy Lapse and Reinstatement."


You may not pay any premiums after the Policy's final policy date. You may not pay premiums less than $20, and we reserve the right to increase this minimum to an amount not exceeding $500 upon 90 days written notice to you. We have the right to limit or refund any premium or portion of a premium if:

     1. The premium would disqualify the Policy as a life insurance contract under the Code;

     2. The amount you pay is less than the minimum dollar amount allowed (currently $20); or

     3. The premium would increase the net amount at risk (unless you provide us with satisfactory evidence of insurability).

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the final policy date, or the date when either: (1) the insured dies; (2) the grace period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) we receive your written notice requesting a surrender of the Policy.

MINIMUM GUARANTEE PREMIUM. The minimum guarantee premium is the monthly premium amount necessary to guarantee insurance coverage during the first 5 policy years. Your Policy's specifications page will show a minimum guarantee premium amount for your Policy, which is based on the insured's issue age, sex, premium class, face amount, and riders. The minimum guarantee premium will increase if you increase the face amount or add supplemental benefits to your Policy. The minimum guarantee premium will decrease for any supplemental benefit you decrease or discontinue. The minimum guarantee premium will not decrease if you decrease the face amount. See "Death Benefit -- Changing the Face Amount."


PREMIUM LIMITATIONS. The Code provides for exclusion of the death benefit from a beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding these limits, we will accept only that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will notify you of available options with regard to the excess premium. If a satisfactory arrangement is not made, we will refund this excess to you. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's death benefit over the Policy's cash surrender value (i.e., the policy account value less any surrender charges or additional surrender charges) should still be excludable from gross income.


The maximum premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations.


REFUND OF EXCESS PREMIUM FOR MODIFIED ENDOWMENT CONTRACTS. At the time a premium is credited which would cause the Policy to become a MEC, we will notify you that the Policy will become a MEC unless you request a refund of the excess premium within 30 days after receiving the notice. If you request a refund, the excess premium paid (but not any interest or earnings on the excess premium) will be returned to you. The policy account value attributable to the excess premium will be deducted from the Subaccounts and/or the Guaranteed Account in the same proportion as the premium was initially allocated to the Subaccounts and/or the Guaranteed Account. For more information on MECs, see "Federal Tax Considerations."


TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as part of your initial premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us in the application to allocate your net premium to one or more Subaccounts of the Separate Account and/or to the Guaranteed Account according to the following rules:

      -- Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.


      -- We will allocate the net premium as of the date we receive it at our Service Center according to your current premium allocation instructions unless otherwise specified.


      -- You can change the allocation instructions for additional net premiums without charge by providing us with written notice. Any change in allocation instructions will be effective on the date we record the change.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

Certain states require us to refund all payments (less any partial withdrawals and indebtedness) in the event you cancel the Policy during the free look period. See "Canceling a Policy (Free Look Right)." In those states, we will allocate the Money Market Subaccount any premiums you request be allocated to Subaccount(s) which are received at our Service Center within 15 days from the later of: (1) the policy issue date; or (2) the date we receive the minimum initial premium. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the application. We invest all net premiums paid thereafter based on the allocation percentages then in effect.

POLICY ACCOUNT VALUES
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POLICY ACCOUNT VALUE

The policy account value serves as the starting point for calculating values under a Policy.

POLICY ACCOUNT VALUE:         --  equals the sum of all values in the Guaranteed
                                  Account, the Loan Account, and in each
                                  Subaccount;
                              --  is determined first on the policy date and
                                  then on each valuation day; and
                              --  has no guaranteed minimum amount and may be
                                  more or less than premiums paid.

NET CASH SURRENDER VALUE

The net cash surrender value is the amount we pay to you when you surrender your Policy. We determine the net cash surrender value at the end of the valuation period when we receive your written surrender request.

NET CASH SURRENDER VALUE AT
THE
END OF ANY VALUATION DAY
EQUALS:                       --  the policy account value as of such date;
                                  MINUS
                              --  any surrender charge or additional surrender
                                  charge as of such date; MINUS
                              --  any outstanding indebtedness.

SUBACCOUNT VALUE

At the end of any valuation period, the Subaccount value is equal to the number of units in the Subaccount multiplied by the unit value of that Subaccount.

THE NUMBER OF UNITS IN ANY
SUBACCOUNT AT THE END OF
ANY VALUATION DAY EQUALS:     --  the initial units purchased at the unit value
                                  on the policy issue date; PLUS
                              --  units purchased with additional net premiums;
                                  PLUS
                              --  units purchased with special policy account
                                  value credit (see "Policy Account
                                  Values -- Special Policy Account Value
                                  Credit"); PLUS
                              --  units purchased via transfers from another
                                  Subaccount, the Guaranteed Account, or the Loan Account; MINUS
                              --  units redeemed to pay for monthly deductions;
                                  MINUS
                              --  units redeemed to pay for partial withdrawals;
                                  MINUS
                              --  units redeemed as part of a transfer to
                                  another Subaccount, the Guaranteed Account, or the Loan Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the valuation period.

UNIT VALUE

We determine a unit value for each Subaccount to reflect how investment performance affects the policy account value. Unit values will vary among Subaccounts. The unit value may increase or decrease from one valuation period to the next.

THE UNIT VALUE OF ANY
SUBACCOUNT AT THE END OF
ANY VALUATION DAY EQUALS:     --  the unit value of the Subaccount on the
                                  immediately preceding valuation day;
                                  MULTIPLIED BY
                              --  the net investment factor for that Subaccount
                                  on that valuation day.

THE NET INVESTMENT FACTOR:    --  measures the investment performance of a
                                  Subaccount from one valuation period to the next;
                              --  increases to reflect investment income and
                                  capital gains (realized and unrealized) for the shares of the underlying portfolio; and
                              --  decreases to reflect any capital losses
                                  (realized and unrealized) for the shares of the underlying portfolio, as well as the mortality and expense risk charge.

GUARANTEED ACCOUNT VALUE

On the policy issue date, the Guaranteed Account value is equal to the net premiums allocated to the Guaranteed Account, less the portion of the first monthly deduction taken from the Guaranteed Account.

THE GUARANTEED ACCOUNT
VALUE AT THE END OF ANY
VALUATION DAY IS EQUAL TO:    --  the net premium(s) allocated to the Guaranteed
                                  Account; PLUS
                              --  any amounts transferred to the Guaranteed
                                  Account (including amounts transferred from the Loan Account); PLUS
                              --  interest credited to the Guaranteed Account;
                                  MINUS
                              --  amounts deducted to pay for monthly
                                  deductions; MINUS
                              --  amounts withdrawn from the Guaranteed Account;
                                  MINUS
                              --  amounts transferred from the Guaranteed
                                  Account to a Subaccount or to the Loan
                                  Account.

Interest will be credited to the Guaranteed Account on each policy processing day as follows:

     -- for amounts in the Guaranteed Account for the entire policy month -- interest will be credited from the beginning to the end of the policy month

     -- for amounts allocated to the Guaranteed Account during the prior policy month -- interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month

     -- for amounts transferred to the Guaranteed Account during the prior policy month -- interest will be credited from the date of the transfer to the end of the policy month

     -- for amounts deducted or withdrawn from the Guaranteed Account during the prior policy month - - interest will be credited from the beginning of the prior policy month to the date of deduction or withdrawal

SPECIAL POLICY ACCOUNT VALUE CREDIT

The special policy account value credit is an amount added to the policy account value in the Subaccounts on each policy processing day, either: (1) after the Policy has been in force for at least 15 years; or (2) when the policy account value less the Loan Account value equals or exceeds $100,000.


SPECIAL POLICY ACCOUNT VALUE CREDIT   --  0.03% (0.36% annually) MULTIPLIED BY
IS EQUAL TO:                          --  the policy account value in the Subaccounts.


The special policy account value credit is intended to offset a portion of the mortality and expense risk charge.

CHARGES AND DEDUCTIONS
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We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

SERVICES AND BENEFITS WE PROVIDE:     --  the death benefit, cash, and loan benefits under the
                                      Policy
                                      --  investment options, including premium allocations
                                      --  administration of elective options
                                      --  the distribution of reports to owners
COSTS AND EXPENSES WE INCUR:          --  costs associated with processing and underwriting
                                      applications, and with issuing and administering the Policy
                                          (including any riders)
                                      --  overhead and other expenses for providing services and benefits
                                      --  sales and marketing expenses
                                      --  other costs of doing business, such as collecting
                                      premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local
                                          premium and other taxes and fees
RISK WE ASSUME:                       --  that the cost of insurance charges we may deduct are
                                      insufficient to meet our actual claims because insureds die sooner than we estimate
                                      --  that the costs of providing the services and benefits
                                      under the Policies exceed the charges we deduct

PREMIUM EXPENSE CHARGE

Prior to allocation of net premium, we deduct a premium expense charge from each premium to compensate us for distribution expenses and certain taxes. We credit the remaining amount (the net premium) to your policy account value according to your allocation instructions. The premium expense charge consists of:

     1. Premium Tax Charge: for state and local premium taxes based on the rate for the insured's residence at the time the premium is paid. Premium taxes vary from state to state but range from 0% to 4%. No premium tax charge is deducted in jurisdictions that impose no premium tax.

     2. Percent of Premium Charge: equal to 1.5% of each premium payment to compensate us partially for Federal taxes and the cost of selling the Policy. We may increase this charge to a maximum of 3% of each premium payment.

MONTHLY DEDUCTION

We deduct a monthly deduction from the policy account value on the policy date and on each policy processing day to compensate us for administrative expenses and for the Policy's insurance coverage. We will make deductions from each Subaccount and the Guaranteed Account in accordance with the allocation percentage for monthly deductions you chose at the time of application, or as later changed by written notice. If we cannot make a monthly deduction on this basis, we will make deductions on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Account bears to the unloaned policy account value on the policy processing day). Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

If the policy date is set prior to the policy issue date, a monthly deduction will accrue on the policy date and on each policy processing day until the policy issue date. On the policy issue date, these accrued monthly deductions will be deducted from the policy account value. The maximum amount deducted on the policy issue date will equal the sum of 6 monthly deductions. We will then deduct a monthly deduction from the policy account value on each policy processing day thereafter as described above.

The monthly deduction has 4 components:

     -- the cost of insurance charge

     -- the monthly administrative charge

     -- the initial administrative charge (for the first 12 policy processing days)

     -- charges for any riders (as specified in the applicable rider(s))


COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (issue age, sex, premium class, policy year, and face amount) that would cause it to vary from Policy to Policy and from policy processing day to policy processing day. Your Policy's specifications page indicates the guaranteed cost of insurance charge applicable to your Policy. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.



COST OF      The cost of insurance charge is equal to:
INSURANCE    -- the monthly cost of insurance rate; MULTIPLIED BY
             -- the net amount at risk for your Policy on the policy
CHARGE            processing day.


         The net amount at risk is equal to:

              -- the death benefit on the policy processing day; MINUS
              -- the policy account value on the policy processing day.

We calculate the cost of insurance charge separately for the initial face amount and for any increase in face amount. If we approve an increase in your Policy's face amount, then a different premium class (and a different cost of insurance charge) may apply to the increase, based on the insured's circumstances at the time of the increase. If, however, the death benefit is the policy account value times the specified percentage, the rate for the premium class for the initial face amount will be used for the amount of the death benefit in excess of the total face amount.

The cost of insurance charge is determined in a similar manner for any Additional Insurance Benefit rider coverage amount and for any increase in rider coverage amount. Generally, the current cost of insurance rates for this rider are lower than the current cost of insurance rates on the Policy's net amount at risk. The guaranteed cost of insurance rates under the rider are substantially the same as the guaranteed cost of insurance rates on the Policy's net amount at risk. See "Other Policy Information -- Supplemental Benefits and Riders."

Net Amount at Risk. We also calculate the net amount at risk separately for the initial face amount and for any increase in face amount. In determining the net amount at risk for each increment of face amount, the policy account value is first considered part of the initial face amount. If the policy account value exceeds the initial face amount, it is then considered as part of any increases in face amount in the order these increases took effect.

Cost of insurance rates. We base the cost of insurance rates on the insured's attained age, sex, premium class, number of full years the insurance has been in force, and the face amount. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table and the insured's attained age, sex, and premium class. For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the insured's attained age, premium class, and the 1980 Commissioner's Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same attained age, sex, premium class, and number of full years insurance has been in force.

Premium class. The premium class of the insured will affect the cost of insurance rates. We currently place insureds into standard classes and classes with extra ratings, which reflect higher mortality risks.

      -- In an otherwise identical Policy, an insured in the standard class will have a lower cost of insurance than an insured in a class with extra ratings.

      -- The standard premium class is divided into 3 categories: smoker, nonsmoker, and preferred.

       -- The preferred premium class is only available if the face amount equals or exceeds $100,000.


       -- Nonsmoking insureds will generally incur lower cost of insurance rates than insureds who are classified as smokers in the same premium class. The nonsmoker designation is not available for insureds under attained age 21, but shortly before an insured attains age 21, we may notify the insured about possible classification as a nonsmoker. If the insured does not qualify as a nonsmoker or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the insured does respond to the notification, and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.


       -- Preferred insureds will generally incur lower cost of insurance rates than insureds who are classified as nonsmokers.

MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct a $7.50 monthly administrative charge to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. This charge may be increased but will not exceed $12 per month.

INITIAL ADMINISTRATIVE CHARGE. On the first 12 policy processing days, we deduct a $5.00 initial administrative charge for policy issue costs.

CHARGES FOR RIDERS. The monthly deduction includes charges for any supplemental insurance benefits you add to your Policy by rider. See "Other Policy Information -- Supplemental Benefits and Riders."

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from each Subaccount (but not the Guaranteed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

This charge is equal to:

      --  the assets in each Subaccount, MULTIPLIED BY

      -- 0.002055%, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all policy years.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We may increase this charge to a maximum annual rate of 0.90%. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

In certain situations, a portion of the mortality and expense risk charge may be offset by the special policy account value credit. See "Policy Account
Value -- Special Policy Account Value Credit."

SURRENDER CHARGES AND ADDITIONAL SURRENDER CHARGES

Surrender charges and additional surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and Policy issue. We do not expect surrender charges and additional surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

SURRENDER CHARGE. If your Policy lapses or you fully surrender your Policy during the first 12 policy years, we deduct a surrender charge from your policy account value and pay the remaining amount (less any outstanding indebtedness) to you. The payment you receive is called the net cash surrender value. This surrender charge does not apply to partial withdrawals.

The surrender charge consists of:

     1. Deferred Administrative Charge: the charge described in the table below less any deferred administrative charge previously paid at the time of a decrease in face amount.

                                                              CHARGE PER $1,000
POLICY YEAR(S)                                                 OF FACE AMOUNT
--------------                                                -----------------
1-6.........................................................        $4.90
7...........................................................        $4.20
8...........................................................        $3.50
9...........................................................        $2.80
10..........................................................        $2.10
11..........................................................        $1.40
12..........................................................        $0.70
13+.........................................................        $ -0-

     2. Deferred Sales Charge: this charge equals the lesser of a or b (less any deferred sales charge previously paid at the time of a prior decrease in face amount), where:

        a = 35% of all premiums paid to the date of surrender or lapse; or

        b = the following percentage of target premium:

                                                                  % OF TARGET
                                                                PREMIUM FOR THE
POLICY YEAR(S)                                                INITIAL FACE AMOUNT
--------------                                                -------------------
1-6.........................................................           70%
7...........................................................           60%
8...........................................................           50%
9...........................................................           40%
10..........................................................           30%
11..........................................................           20%
12..........................................................           10%
13+.........................................................            0%

ADDITIONAL SURRENDER CHARGE. Within 12 years after the effective date of an increase in face amount, we deduct an additional surrender charge if you surrender the Policy or it lapses.

The additional surrender charge consists of:

     1. Additional Deferred Administrative Charge: the charge described in the table below less any additional deferred administrative charge previously paid at the time of a decrease in face amount.

                                                              CHARGE PER $1,000
12-MONTH PERIOD BEGINNING WITH                                FOR EACH INCREASE
THE EFFECTIVE DATE OF EACH INCREASE                            IN FACE AMOUNT
-----------------------------------                           -----------------
1-6.........................................................        $4.90
7...........................................................        $4.20
8...........................................................        $3.50
9...........................................................        $2.80
10..........................................................        $2.10
11..........................................................        $1.40
12..........................................................        $0.70
13+.........................................................        $ -0-

     2. Additional Deferred Sales Charge: this charge equals the lesser of A or B (less any additional deferred sales charge for this increase previously paid at the time of a decrease in face amount), where:

        a = 35% of premiums allocated to the increase in face amount; or

        b = the following percentage of target premium:

                                                                             % OF TARGET PREMIUM
                                                                              FOR EACH INCREASE
NUMBER OF YEARS FOLLOWING THE EFFECTIVE DATE OF THE INCREASE IN FACE AMOUNT    IN FACE AMOUNT
---------------------------------------------------------------------------  -------------------
1-6................................................................                  70%
7..................................................................                  60%
8..................................................................                  50%
9..................................................................                  40%
10.................................................................                  30%
11.................................................................                  20%
12.................................................................                  10%
13+................................................................                   0%

DECREASE IN FACE AMOUNT. In the event of a decrease in face amount before the end of the 12th policy year or within 12 years after an increase in face amount, we deduct a charge that is a portion of the surrender charge and/or additional surrender charge.

     -- If there have been no increases in face amount, we determine this portion by dividing the amount of the decrease by the current face amount and multiplying the result by the surrender charge and/or additional surrender charge.

     -- If more than one surrender charge and/or additional surrender charge is in effect because of one or more increases in face amount, we apply the surrender charge and/or additional surrender charge in the following order: (1) the most recent increase, followed by (2) the next most recent increases in succession, and (3) the initial face amount.

     -- Where a decrease causes a partial reduction in an increase or in the initial face amount, we will deduct a proportionate share of the surrender charge or additional surrender charge for that increase or for the initial face amount.

     -- We will deduct the surrender charge and/or additional surrender charge applicable to the decrease from the policy account value and the remaining surrender charge and/or additional surrender charge will be reduced by the amount deducted.

     -- We will deduct the surrender charge and/or additional surrender charge from the Subaccounts and the Guaranteed Account based on the proportion that the values in the Subaccounts and the Guaranteed Account bear to the total unloaned policy account value.

The surrender charge, additional surrender charge, and target premium vary based on the insured's attained age, sex, premium class, and initial face amount. The maximum target premium for any Policy is $54 per $1,000 of face amount. Your Policy's specifications page indicates the surrender charges, additional surrender charges, and target premium applicable to your Policy.

THE SURRENDER CHARGE AND ADDITIONAL SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THESE CHARGES BEFORE YOU REQUEST A SURRENDER OR DECREASE IN FACE AMOUNT. Under some circumstances the level of surrender charges and additional surrender charges might result in no net cash surrender value available.

FACE AMOUNT INCREASE CHARGE

If you increase the face amount, we will deduct a charge of $60 plus $0.50 per $1,000 face amount increase (but not greater than $750) from the policy account value on the effective date of this increase. This charge will be deducted from the Subaccounts and the Guaranteed Account based on the allocation schedule for monthly deductions in effect at the time of the increase. We deduct this charge to compensate us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy. We may increase this charge to a maximum of $60 plus $3.00 per $1,000 face amount increase. We do not guarantee a $750 limit if we increase this charge.

PARTIAL WITHDRAWAL CHARGE

After the first policy year, you may request a partial withdrawal from your policy account value. For each partial withdrawal, we will deduct a $25 fee from the remaining policy account value. This charge is to compensate us for administrative costs in generating the withdrawn payment and in making all calculations which may be required because of the partial withdrawal.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the Subaccounts or the Guaranteed Account each policy year with no additional charge.

      -- We deduct $25 for the 13th and each additional transfer made during a policy year to compensate us for the costs of processing these transfers.


      -- For purposes of assessing the transfer charge, we consider each telephone, fax, e-mail, or written request to be one transfer, regardless of the number of Subaccounts (or Guaranteed Account) affected by the transfer.


      --  We deduct the transfer charge from the amount being transferred.

      -- Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do NOT count as transfers for the purpose of assessing this charge.

PORTFOLIO EXPENSES

The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information, consult the portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the summary of this prospectus.

DEATH BENEFIT
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INSURANCE PROCEEDS

As long as the Policy is in force, we will pay the insurance proceeds to the beneficiary once we receive satisfactory proof of the insured's death. We may require you to return the Policy. We will pay the insurance proceeds in a lump sum or under a settlement option. If the beneficiary dies before the insured, we will pay the insurance proceeds in a lump sum to the insured's estate. See "Death Benefit -- Settlement Options" and "Other Policy Information -- Payment of Policy Benefits."

INSURANCE PROCEEDS EQUAL:             -- the death benefit (described below); PLUS
                                      -- any additional insurance provided by rider; MINUS
                                      -- any unpaid monthly deductions; MINUS
                                      -- any outstanding indebtedness.

If all or part of the insurance proceeds are paid in one sum, we will pay interest on this sum at the annual rate of 3% or any higher rate as required by applicable state law from the date of the insured's death to the date we make payment.

An increase in the face amount will increase the death benefit, and a decrease in the face amount will decrease the death benefit.

We may further adjust the amount of the insurance proceeds under certain circumstances. See "Other Policy Information -- Our Right to Contest the Policy," and "Other Policy Information -- Misstatement of Age or Sex."

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: Option A and Option B. We calculate the amount available under each death benefit option as of the date of the insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's net cash surrender value. See "Policy Lapse and Reinstatement."

The Death Benefit                     --   the face amount; OR
under OPTION A is the greater of:     --   the policy account value (determined on the valuation day on or next following the date of the insured's death)
                                           multiplied by the applicable percentage listed in the table below.
The Death Benefit under OPTION B is   --   the face amount PLUS the policy account value (determined on
the greater of:                            the valuation day on or next following the date of the
                                           insured's death); OR
                                      --   the policy account value (determined on the valuation day on or next following the date of the insured's death)
                                           multiplied by the applicable percentage listed in the table below.

ATTAINED AGE  PERCENTAGE   ATTAINED AGE    PERCENTAGE
------------  ----------   ------------    ----------
40 and under     250%           60            130%
     45          215%           65            120%
     50          185%           70            115%
     55          150%      75 through 90      105%
                           95 through 99      100%

For attained ages not shown, the percentages decrease pro rata for each full year.

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you are satisfied with the amount of the insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy account value, you should choose Option A.

The amount of the death benefit may vary with the policy account value.

     -- Under Option A, the death benefit will vary with the policy account value whenever the policy account value multiplied by the applicable percentage is greater than the face amount.

     -- Under Option B, the death benefit will always vary with the policy account value.

CHANGING DEATH BENEFIT OPTIONS

After the first policy year or 12 months after a face amount increase, you may change death benefit options without evidence of insurability and with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

     -- You must submit a written request for any change in death benefit options.

     -- We may require you to return your Policy to make a change.

     -- The effective date of the change in death benefit option will be the policy processing day on or following the date when we approve your request for a change.

If you change from OPTION A TO OPTION B:

     X We will first decrease the face amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial face amount) and then any applicable rider coverage amounts by the policy account value on the effective date of the change.

     X The death benefit will NOT change on the effective date of the change.

     X The net amount at risk will generally remain level. This means there will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the policy account value increases (unless the death benefit is based on the applicable percentage of policy account value).

     X If the face amount or applicable rider coverage amount would be reduced to less than the minimum initial face amount or minimum amount in which the Policy or applicable rider could be issued, then we will not allow the change in death benefit option.

If you change from OPTION B TO OPTION A:

     X The face amount will be increased by the policy account value on the effective date of the change.

     X The death benefit will NOT change on the effective date of the change.

     X Unless the death benefit is based on the applicable percentage of policy account value, if the policy account value increases, the net amount at risk will decrease over time, thereby reducing the cost of insurance charge.

CHANGING THE FACE AMOUNT

You select the face amount when you apply for the Policy. After the first policy year, you may change the face amount subject to the conditions described below. We may require you to return your Policy to make a change. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the face amount may have tax consequences and you should consult a tax adviser before doing so.

     INCREASING THE FACE AMOUNT

         -- You may increase the face amount by submitting a written application and providing evidence of insurability satisfactory to us at our Service Center.

         -- On the effective date of an increase, and taking the increase into account, the net cash surrender value must be equal to the monthly deductions then due and the charge for the increase. If not, the increase will not occur until you pay sufficient additional premium to increase the net cash surrender value.

         -- An increase will be effective on the policy processing day on or next following the date we approve your application, provided we have received any premium necessary to make the change.

         --  We apply a face amount increase charge.

         --  The minimum increase is $25,000.

         -- You may not increase the face amount after the insured's attained age 75 or if the face amount was increased during the prior 12-month period.

         -- Increasing the face amount during the first 5 policy years or purchasing the Guaranteed Minimum Death Benefit rider will increase your minimum guarantee premium.

         -- Each increase in face amount will begin a 12-year period during which an additional surrender charges will apply if you surrender the Policy.

         -- The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.

         -- A different cost of insurance charge may apply to the increase in face amount, based on the insured's circumstances at the time of the increase.

We use a special method to allocate a portion of the existing policy account value to an increase in face amount and to allocate subsequent premium payments between the initial face amount and the increase. We allocate the policy account value according to the ratio between the guideline annual premium for the initial face amount and the guideline annual premium for the total face amount on the effective date of the increase (before any deductions are made). We allocate premium payments made on or after the effective date of the increase between the initial face amount and the increase using the same ratio as is used to allocate the policy account value. In the event that there is more than one increase in face amount, guideline annual premiums for each increment of face amount are used to allocate policy account values and subsequent premium payments among the various increments of face amounts.

     DECREASING THE FACE AMOUNT

         -- You must submit a written request to decrease the face amount, but you may not decrease the face amount below the minimum initial face amount. The decrease must be for at least $25,000.

         -- A decrease is not allowed for 12 months following an increase in face amount.

         -- Any decrease will be effective on the policy processing day on or next following the date we approve your request.

         -- Decreasing the face amount may result in a surrender charge and/or additional surrender charge, which will reduce policy account value.

         -- A decrease in face amount generally will decrease the net amount at risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge and any surrender charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial face amount.

         -- We will not allow a decrease in face amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.

         -- Decreasing the face amount will not affect the minimum guarantee premium, unless you have elected the Guaranteed Minimum Death Benefit rider.

SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Service Center. See "Other Policy Information -- Payment of Policy Benefits."

ACCELERATED DEATH BENEFIT

Under the Accelerated Death Benefit rider, you may receive an accelerated payment of part of the Policy's death benefit when the insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months. For Policies issued before April 9, 2001 or the date we obtain state approval, if later, accelerated payments also may be provided if the insured has been confined to a nursing care facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

There is no additional charge for this rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. See "Other Policy
Information -- Supplemental Benefits and Riders."

LONG-TERM CARE BENEFIT

Under the Long-Term Care Benefit riders, you may receive periodic payments of a portion of your death benefit if the insured becomes "chronically ill" so that the insured:

     (1) Is unable to perform at least 2 activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity, or

     (2) Requires substantial supervision to protect the insured from threats to health and safety due to his or her own severe cognitive impairment.

The Long-Term Care Benefit riders also provide for the payment of monthly premiums (equal on an annual basis to the minimum annual premium specified on the policy schedule) up to the date specified in the policy schedule, and the waiver of monthly deductions after that date, as well as a residual death benefit.

An optional Long-Term Care Benefit rider may also be elected which provides for periodic reimbursements of expenses incurred for "qualified long-term care services" following the full payment of the acceleration death benefit.

Each of the Long-Term Care Benefit riders imposes a monthly charge on either the net amount at risk under the Policy or the coverage amount of the rider. Depending on the rider, the charge may be at a rate that varies based on the age and sex of the insured and increases annually as the insured ages, or may be level for the duration of the rider and based on the age of the insured when the rider is issued. If you increase the rider coverage amount, a new charge based on the age of the insured at that time may apply to the increase. We may increase the rates for these charges on a class basis. Once we begin to pay benefits, we waive the charge under certain of the riders until the insured no longer qualifies for rider benefits and is not chronically ill.

See "Other Policy Information -- Supplemental Benefits and Riders."

SURRENDERS AND PARTIAL WITHDRAWALS
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SURRENDERS

You may request to surrender your Policy for its net cash surrender value as calculated at the end of the valuation day when we receive your request, subject to the following conditions:

      -- You must complete and sign our surrender form and send it to us at our Service Center. You may obtain the surrender form by calling us at
          (800) 688-5177.

      -- The insured must be alive and the Policy must be in force when you make your request, and the request must be made before the final policy date. We may require that you return the Policy.

      -- If you surrender your Policy during the first 12 policy years (or during the first 12 years after an increase in the face amount), you will incur a surrender charge. See "Charges and Deductions -- Surrender Charges and Additional Surrender Charges."

      -- Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.


      -- We will pay the net cash surrender value to you in a lump sum within 7 days after we receive your completed, signed surrender form unless you request other arrangements. See "Other Policy Information -- Payment of Policy Benefits."


      --  A surrender may have tax consequences. See "Federal Tax
          Considerations -- Tax Treatment of Policy Benefits."

PARTIAL WITHDRAWALS

After the first policy year, you may make a written request to withdraw part of the net cash surrender value subject to the following conditions:

     -- You must request at least $1,500.

     -- For each partial withdrawal, we deduct a $25 fee from the remaining policy account value. See "Charges and Deductions -- Partial Withdrawal Charge."

     -- The insured must be alive and the Policy must be in force when you make your request, and this request must be made before the final policy date.


     -- You can specify the Subaccount(s) from which to make the partial withdrawal but may not specify that the partial withdrawal be deducted from the Guaranteed Account. If you do not make a specification, we will deduct the amount (including any fee) from the Subaccounts and the Guaranteed Account on a pro-rata basis (that is, based on the proportion that each Subaccount value and the Guaranteed Account value bears to the unloaned policy account value).


     -- You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below the minimum face amount.


     -- If Death Benefit Option A is in effect, we will reduce the face amount by the amount of the partial withdrawal (including the partial withdrawal charge). Any decrease in face amount due to a partial withdrawal will first reduce the most recent increase in face amount, then the next most recent increases in succession, and lastly, the initial face amount.


     -- If you purchased an Additional Insurance Benefit rider, partial withdrawals first decrease the Policy's face amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial face amount) and then the rider coverage amount.

     -- We will process the partial withdrawal at the unit values next determined after we receive your request.

     -- We generally will pay a partial withdrawal request within 7 days after the valuation day when we receive the request.

     -- A partial withdrawal can affect the face amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see "Charges and Deductions -- Monthly Deduction")).

     -- If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, we will not allow the partial withdrawal.

     -- Partial withdrawals may have tax consequences. See "Federal Tax
        Considerations -- Tax Treatment of Policy Benefits."

TRANSFERS
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You may make transfers between and among the Subaccounts and the Guaranteed Account. We determine the amount you have available for transfers at the end of the valuation period when we receive your request. The following features apply to transfers under the Policy:


     -- You must transfer at least $1,000, or the total value in the Subaccount or Guaranteed Account, if less.

     -- We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a policy year. Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do NOT count as transfers for the purpose of assessing the transfer charge. See "Transfers -- Dollar Cost Averaging," "Transfers -- Automatic Asset Rebalancing," and "Other Policy Information -- Additional Transfer Rights."


     -- We consider each telephone, fax, e-mail, or written request to be a single transfer, regardless of the number of Subaccounts (or Guaranteed Account) involved.


     -- We process transfers based on unit values determined at the end of the valuation day when we receive your transfer request. The corresponding portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m., Eastern time), which coincides with the end of each valuation period. Therefore, we will process any transfer request we receive after the close of the regular business session of the New York Stock Exchange, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the New York Stock Exchange.


Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Subaccounts. If a pattern of excessive trading by a policyowner or the policyowner's agent develops, we reserve the right not to process the transfer request. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed.



TRANSFERS FROM THE GUARANTEED ACCOUNT. You may make one transfer out of the Guaranteed Account within 30 days prior to or following each policy anniversary. The amount transferred may not exceed 25% of the Guaranteed Account value. However, if the Guaranteed Account value is less than $1,000, the entire Guaranteed Account value may be transferred. If we receive your request for this transfer within 30 days prior to the policy anniversary, the transfer will be made as of the policy anniversary. If this request is received within 30 days after the policy anniversary, the transfer will be made as of the date we receive the request.


DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program in the application or by completing an election form that we receive by the beginning of the month. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Guaranteed Account over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount(s) or the Guaranteed Account. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

Each month on the policy processing day, we will automatically transfer equal amounts (minimum $500) from the chosen Subaccount to your designated "target accounts" in the percentages selected. You may have multiple target accounts.

To participate in dollar cost averaging, you must elect a period of time and place the following minimum amount in any one Subaccount (not the Guaranteed Account):

DOLLAR COST AVERAGING PERIOD                           MINIMUM AMOUNT
----------------------------                           --------------
         6 months                                         $ 3,000
        12 months                                         $ 6,000
        18 months                                         $ 9,000
        24 months                                         $12,000
        30 months                                         $15,000
        36 months                                         $18,000

If you have elected dollar cost averaging, the program will start on the first policy processing day after the later of:

     1.  The policy date;

     2. The end of the 15-day period when premiums have been allocated to the Money Market Subaccount; or

     3. When the value of the chosen Subaccount equals or exceeds the greater of: (a) the minimum amount stated above; or (b) the amount of the first monthly transfer.

DOLLAR COST AVERAGING WILL END IF:     -- we receive your written request to cancel your
                                       participation;
                                       -- the value in the chosen Subaccount is insufficient to
                                       make the transfer;
                                       -- the specified number of transfers has been completed; or
                                       -- the Policy enters the grace period.

You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days' written notice to you. You cannot choose dollar cost averaging if you are participating in the automatic asset rebalancing program or if a policy loan is outstanding.

AUTOMATIC ASSET REBALANCING

We also offer an automatic asset rebalancing program under which we will automatically transfer amounts quarterly or annually to maintain a particular percentage allocation among the Subaccounts. Policy account value allocated to each Subaccount will grow or decline in value at different rates. The automatic asset rebalancing program automatically reallocates the policy account value in the Subaccounts at the end of each quarterly or annual period to match your Policy's currently effective premium allocation schedule. The automatic asset rebalancing program will transfer policy account value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The automatic asset rebalancing program does not guarantee gains, nor does it assure that you will not have losses. Policy account value in the Guaranteed Account is not available for this program.

TO PARTICIPATE IN THE AUTOMATIC ASSET  -- you must elect this feature in the application or after
REBALANCING PROGRAM:                   issue by submitting an automatic asset rebalancing request form to our Service Center; and
                                       -- you must have a minimum policy account value of $1,000.

There is no additional charge for the automatic asset rebalancing program. Any reallocation which occurs under the automatic asset rebalancing program will NOT be counted towards the 12 "free" transfers allowed during each policy year. You can end this program at any time.


AUTOMATIC ASSET REBALANCING WILL END   -- the total value in the Subaccounts is less than $1,000;
IF:                                    -- you make a transfer;
                                       -- you make a change to the current premium allocation
                                       instructions; or
                                       -- we receive your written request to terminate the program.


We may modify, suspend, or discontinue the automatic asset rebalancing program at any time. You cannot choose automatic asset rebalancing if you are participating in the dollar cost averaging program.

LOANS
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While the Policy is in force, you may submit a request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.


LOAN CONDITIONS:

      --   The MINIMUM LOAN you may take is $500.

      -- The MAXIMUM LOAN you may take is the net cash surrender value on the date of the loan.

      -- To secure the loan, we transfer an amount as collateral to the Loan Account. This amount is equal to the amount of the loan (adjusted by the earned interest rate and the charged interest rate to the next policy anniversary). You may request that we transfer this amount from specific Subaccounts, but may not request that we transfer this amount from the Guaranteed Account. However, if you do not specify any specific Subaccounts, we will transfer the loan from the Subaccounts and the Guaranteed Account on a pro-rata basis based on the proportion that the values in the Subaccounts and Guaranteed Account bear to the unloaned policy account value.


      -- We charge you 6% interest per year (charged interest rate) on your loan. Interest is due and payable at the end of each policy year. Unpaid interest becomes part of the outstanding loan and accrues interest, beginning 23 days after the policy anniversary. Unpaid interest is allocated based on your written instructions. If there are no such instructions or the policy account value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value in the Subaccounts bear to the total unloaned policy account value.


      -- Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 4.0% (earned interest rate). We may credit the Loan Account with an interest rate different than the rate credited to net premiums allocated to the Guaranteed Account. We currently credit 4% to amounts in the Loan Account until the 10th policy anniversary or attained age 60, whichever is later, and 5.75% annually thereafter. The tax consequences associated with loans taken from or secured by a Policy that is not a MEC are unclear when the interest earned on the loan is increased to 5.75%.

      -- We transfer earned loan interest to the Subaccounts and/or the Guaranteed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. We also recalculate collateral under these situations. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan balance) minus any loan repayments.

      -- You may repay all or part of your indebtedness at any time while the insured is alive and the Policy is in force. Upon each loan repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding loan) from the Loan Account back to the Subaccounts and/or Guaranteed Account according to the pro rata basis upon which we originally transferred the loan collateral from the Subaccounts and/or Guaranteed Account as described above. We will allocate any repayment in excess of the amount of the outstanding loan to the Subaccounts and/or the Guaranteed Account based on the amount of interest due on the portion of the outstanding loan allocated to each such account.

      -- While your loan is outstanding, we will credit all payments you send to us as loan repayments unless you provide written notice for the payments to be applied as premium payments.

      -- We deduct any indebtedness from the policy account value upon surrender, and from the insurance proceeds payable on the insured's death.

      -- If your indebtedness causes the net cash surrender value on a policy processing day to be less than the monthly deduction due, your Policy will enter a grace period. See "Policy Lapse and Reinstatement."


      -- We normally pay the amount of the loan within 7 days after we receive a loan request. We may postpone payment of loans under certain conditions. See "Other Policy Information -- Payments We Make."


EFFECT OF POLICY LOANS

A loan, whether or not repaid, affects the Policy, the policy account value, the net cash surrender value, and the death benefit. The insurance proceeds and net cash surrender value include reductions for the amount of any indebtedness. Repaying a loan causes the death benefit and net cash surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. Amounts transferred from the Separate Account to the Loan Account will affect the policy account value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Separate Account.

Accordingly, the effect on the policy account value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, then a loan will be treated as a partial withdrawal for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. See "Policy Lapse and Reinstatement." In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The owner of such a Policy should seek competent advice before requesting a policy loan.

POLICY LAPSE AND REINSTATEMENT
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LAPSE

Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the net cash surrender value is not enough to pay the monthly deduction and other charges. If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the net cash surrender value to zero.

Your Policy will NOT lapse:

     1. During the first 5 policy years, if you pay premiums (less any indebtedness and partial withdrawals) in excess of the minimum guarantee premium;

     2. If you purchase a Guaranteed Minimum Death Benefit rider and meet certain conditions (see "Other Policy Information -- Supplemental Benefits and Riders"); or

     3. If you make a payment equal to 3 monthly deductions before the end of the grace period.

If your Policy enters a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount of 3 monthly deductions is required and will also indicate the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If the insured dies during the grace period, we will pay the insurance proceeds.

REINSTATEMENT

Unless you have surrendered your Policy, you may reinstate a lapsed Policy at any time while the insured is alive and within 3 years after the end of the grace period (and prior to the final policy date) by submitting all of the following items to us at our Service Center:

     1.  A written notice requesting reinstatement;

     2.  Evidence of insurability we deem satisfactory; and

     3. Payment of sufficient premium to keep the Policy in force for at least 3 months.

The effective date of reinstatement will be the first policy processing day on or next following the date we approve your application for reinstatement. The reinstated Policy will have the same policy date as it had prior to the lapse. Upon reinstatement, the policy account value will be based upon the premium paid to reinstate the Policy.

FEDERAL TAX CONSIDERATIONS
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The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER QUALIFIED TAX ADVISERS FOR MORE COMPLETE INFORMATION. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. We anticipate that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, however, there is some uncertainty about the application of these requirements to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the accelerated death benefit rider, LTC Accelerated Rider, or nonqualifying long-term care rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with these requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the Separate Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and policy account values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state, and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax adviser on these consequences.


Generally, you will not be deemed to be in constructive receipt of the policy account value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC. Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.


MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as MECs and receive less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first 7 policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. A reduction in the death benefit at any time below the lowest level of death benefit payable during the first seven Policy years could cause the Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax adviser to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

      -- All distributions other than death benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned policy account value immediately before the distribution plus prior distributions over the owner's total investment in the Policy at that time. They will be treated as tax-free recovery of the owner's investment in the Policy only after all such excess has been distributed. "Total investment in the Policy" means the aggregate amount of any premiums or other considerations paid for a Policy, plus any previously taxed distributions.

      -- Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

      -- A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

If a Policy becomes a MEC, distributions that occur during the policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within 2 years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT
CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of amounts in the Loan Account after the later of the 10th policy anniversary or attained age 60 under a Policy that is not a MEC. You should consult a tax adviser on this point.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

POLICY LOANS. In general, interest you pay on a loan from a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All MECs that we issue (and that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.


BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. The IRS has also recently issued new guidance on split dollar insurance plans. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state an local estate, inheritance, generation skipping and other taxes.

The tax consequences of continuing the Policy beyond the insured's attained age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 100.

POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.


ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.



SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS. If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences could differ. A competent tax adviser should be consulted in connection with such a purchase.



The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the Policy account value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.



Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.



SPECIAL RULES FOR 403(b) ARRANGEMENTS. If a Policy is purchased in connection with a Section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable. In addition, premiums, distributions and other transactions with respect to the Policy must be administered, in coordination with the Section 403(b) annuity, to comply with the requirements of Section 403(b) of the Code. A competent tax adviser should be consulted.


OTHER POLICY INFORMATION
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PAYMENT OF POLICY BENEFITS

BENEFIT PAYABLE ON FINAL POLICY DATE. If the insured is living on the final policy date (at insured's attained age 100), we will pay you the policy account value less any indebtedness and any unpaid monthly deductions. Insurance coverage under the Policy will then end. Payment will generally be made within 7 days of the final policy date. You may elect to continue the Policy beyond insured's attained age 100 under the Final Policy Date Extension rider.

INSURANCE PROCEEDS. Insurance proceeds will ordinarily be paid to the beneficiary within 7 days after we receive proof of the insured's death and all other requirements are satisfied, including receipt by us at our Service Center of all required documents. Generally, we determine the amount of a payment from the Separate Account as of the date of death. We pay insurance proceeds in a single sum unless you have selected an alternative settlement option. If insurance proceeds are paid in a single sum, we pay interest at an annual rate of 3% (unless we declare a higher rate) on the insurance proceeds from the date of death until payment is made.


SETTLEMENT OPTIONS. In lieu of a single sum payment on death, surrender, or maturity, you may elect one of the following settlement options. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. As part of our general account assets, settlement options proceeds may be subject to claims of creditors.


     -- Proceeds at Interest Option. Proceeds are left on deposit to accumulate with us with interest payable at 12, 6, 3, or 1 month intervals.


     -- Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1 month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.


     -- Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3 month intervals. Payments may be increased by additional interest which would increase the installments certain.

     -- Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.

     -- Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.


A guaranteed interest rate of 3% per year applies to the above settlement options. We may declare additional rates of interest in our sole discretion. We may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates. See "Death Benefit -- Insurance Proceeds" and the Policy for more details.


THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.


TELEPHONE, FAX, AND E-MAIL REQUESTS



In addition to written requests, we may accept telephone, fax, and e-mail instructions from you or an authorized third party regarding transfers, dollar cost averaging, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the special transfer right, and partial withdrawals (fax and e-mail only), subject to the following conditions:



     -- You must complete and sign our telephone, fax, or e-mail request form and send it to us. You also may authorize us in the application or by written notice to act upon instructions given by telephone, fax, or e-mail.

     -- You may designate in the request form a third party to act on your behalf in making telephone, fax, and e-mail requests.



     -- We will employ reasonable procedures to confirm that instructions are genuine.



     -- If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.



     -- These procedures may include requiring forms of personal identification prior to acting upon instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.



     -- We reserve the right to suspend telephone, fax, and/or e-mail instructions at any time for any class of policies for any reason.



Telephone, fax, and e-mail may not always be available. Any telephone, fax, or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to the Service Center.


OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or the insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).


However, we will not contest the Policy after the Policy has been in force during the insured's lifetime for 2 years from the policy issue date. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the insured's lifetime for 2 years.


SPLIT DOLLAR ARRANGEMENTS

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net cash surrender value or insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's beneficiary would receive the balance of the proceeds.


No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our Service Center. The IRS has recently issued guidance regarding the tax treatment of split dollar arrangements. The parties who elect to enter into a split dollar arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.


SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within 2 years of the policy issue date, the Policy will terminate and our liability will be limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals previously paid.

If the insured commits suicide, while sane or insane, within 2 years from the effective date of any change which increases the death benefit, the Policy will terminate and our liability with respect to the amount of increase will be limited to the sum of the monthly deductions for the cost of insurance attributable to the increase and the expense charge for the increase in face amount previously deducted from policy account value.

Certain states may require suicide exclusion provisions that differ from those stated here.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex was stated incorrectly in the application, we will adjust the death benefit and any benefits provided by riders to the amount that would have been payable at the correct age and sex based on the most recent monthly deduction. No adjustment will be made to the policy account value.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     -- to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

     -- to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

     -- to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

PAYMENTS WE MAKE


We usually pay the amounts of any surrender, partial withdrawal, insurance proceeds, loan, or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax, and/or e-mail requests, and/or due proofs of death. However, we can postpone these payments if:


     -- the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; OR

     -- the Securities and Exchange Commission permits, by an order, the postponement of any payment for the protection of owners; OR

     -- the Securities and Exchange Commission determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.


We have the right to defer payment of amounts from the Guaranteed Account for up to 6 months after receipt of the payment request. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.


If you have submitted a check or draft to our Service Center, we have the right to defer payment of surrenders, partial withdrawals, insurance proceeds, or payments under a settlement option until the check or draft has been honored.

ADDITIONAL TRANSFER RIGHTS

SPECIAL TRANSFER RIGHT


At any one time during the first 2 years following the policy issue date, you may request a transfer of the entire amount in the Separate Account to the Guaranteed Account, and the allocation of all future net premiums to the Guaranteed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. We will not assess any transfer or other charges in connection with the special transfer right, and this transfer will not count toward the 12 "free" transfers permitted each policy year.


CONVERSION PRIVILEGE FOR INCREASE IN FACE AMOUNT

At any one time during the first 2 years following an increase in the Policy's face amount, you may exchange the amount of the increase for a fixed benefit permanent life insurance policy without evidence of insurability. Such an exchange may have tax consequences. Premiums under this new policy will be based on our rates in effect for the same sex, attained age, and premium class of the insured on the effective date of the increase in the face amount. The new policy will have the same face amount and policy issue date as the amount and effective date of the increase. We will refund the expense charge for the increase and the monthly deductions for the increase made on each policy processing day between the effective date of the increase to the date of conversion. We will not assess any transfer charges in connection with this conversion privilege, and this transfer will not count toward the 12 "free" transfers permitted each policy year.

CHANGE IN SUBACCOUNT INVESTMENT POLICY

If the investment policy of a Subaccount is materially changed, you may transfer the portion of the policy account value in that Subaccount to another Subaccount or to the Guaranteed Account without a transfer charge and without having the transfer count toward the 12 transfers permitted without charge during a Policy Year.

REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

     X the current policy account value, Guaranteed Account value, Subaccount values, and Loan Account value

     X the current net cash surrender value

     X the current death benefit

     X the current amount of any indebtedness

     X any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

     X any other information required by law

We currently send these reports quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.

We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.

RECORDS

We will maintain all records relating to the Separate Account and the Guaranteed Account at our Service Center.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

     -- the final policy date;

     -- the end of the grace period without a sufficient payment;

     -- the date the insured dies; or

     -- the date you surrender the Policy.

SUPPLEMENTAL BENEFITS AND RIDERS

LONG-TERM CARE BENEFIT RIDERS

We offer the following three long-term care benefit riders:

     -- Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider")

     -- Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider")

     -- Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider")


If you elect to add the LTC Acceleration Rider to your Policy, you must also add the LTC Waiver Rider, while you may also add the LTC Extended Rider. You cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.


The riders have conditions that may affect other rights and benefits that you have under the Policy. For example, we restrict your ability to allocate premiums and policy account value to the Separate Account while benefits are being paid. In addition, each rider imposes a separate monthly charge that will be deducted from your policy account value as part of the monthly deduction.


These riders may not cover all of the long-term care expenses incurred by the insured during the period of coverage. Each rider contains specific details that you should review before adding the rider to your Policy. You should consult a tax adviser before adding the LTC Acceleration Rider, the LTC Extended Rider, or nonqualifying long-term care riders (as defined below) to your Policy.


     1.  LONG-TERM CARE ACCELERATION BENEFIT RIDER

OPERATION OF THE LONG-TERM CARE ACCELERATION BENEFIT RIDER. The LTC Acceleration Rider provides for periodic payments to you of a portion of the death benefit if the insured becomes "chronically ill" so that the insured:

     (1) Is unable to perform at least 2 activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity, or

     (2) Requires substantial supervision to protect the insured from threats to health and safety due to his or her own severe cognitive impairment.

Benefits under this rider will not begin until we receive proof that the insured is chronically ill and 90 calendar days have elapsed since receiving "qualified long-term care service" as defined in the rider, while the Policy was in force (the "elimination period"). You must continue to submit periodic evidence of the insured's continued eligibility for rider benefits.

We determine a maximum amount of death benefit that we will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the acceleration death benefit, as defined in the rider, divided by the minimum months of acceleration benefits stated in the policy schedule. The actual amount of any benefit is based on the expense incurred by the insured, up to the Maximum Monthly Benefit for each day of qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. Expenses incurred during the elimination period, however, are excluded from any determination of a benefit.

Each benefit payment reduces the remaining death benefit under your Policy, and causes a proportionate reduction in your face amount, policy account value, and surrender charge. If you have a policy loan, we will use a portion of each benefit to repay indebtedness. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of policy account value, and for other events described in the rider.

RESTRICTIONS ON OTHER RIGHTS AND BENEFITS. Before we begin paying any benefits, we will transfer all policy account value from the Separate Account to the Guaranteed Account. In addition, you will not be permitted to transfer policy account value or allocate any additional premiums to the Separate Account while rider benefits are being paid. Your participation in any of the automatic investment plans (such as dollar cost averaging) will also be suspended during this period. If the death benefit on your Policy is Option B, we will change it to Option A.

If the insured no longer qualifies for rider benefits, is not chronically ill, and your Policy remains in force, you will be permitted to allocate new premiums or transfer existing policy account value to the Separate Account, and to change your death benefit option. We will waive restrictions on transfers from the Guaranteed Account to the Separate Account in connection with such transfers.

CHARGES FOR THE RIDER. The LTC Acceleration Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the age and sex of the insured, and increases annually as the insured ages. We may increase the rates for this charge on a class basis. Once we begin to pay benefits, the LTC Acceleration Rider waives this charge until the insured no longer qualifies for rider benefits and is not chronically ill.

TERMINATION OF THE RIDER. The rider will terminate when the acceleration death benefit is zero, the Policy terminates, or you request to terminate the rider.

     2.  LONG-TERM CARE WAIVER BENEFIT RIDER

OPERATION OF THE LONG-TERM CARE WAIVER BENEFIT RIDER. After the elimination period noted above, the LTC Waiver Rider provides for the payment of monthly premiums (equal on an annual basis to the minimum annual premium specified on the policy schedule) up to the date specified in the policy schedule, and the waiver of monthly deductions after that date. This rider also provides a residual death benefit. The LTC Waiver Rider is nonseverable from the LTC Acceleration Rider.

CHARGES FOR THE RIDER. The LTC Waiver Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the age and sex of the insured, and increases annually as the insured ages.

TERMINATION OF THE RIDER. The LTC Waiver Rider will terminate when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or on the policy anniversary when the insured's attained age is 100.

     3.  LONG-TERM CARE EXTENDED INSURANCE BENEFIT RIDER

OPERATION OF THE LONG-TERM CARE EXTENDED INSURANCE BENEFIT RIDER. Following the full payment of the acceleration death benefit provided under the LTC Acceleration Rider, the LTC Extended Rider provides for periodic reimbursements of expenses incurred for qualified long-term care services, as defined in the rider. There is no new elimination period under this rider if benefits are continuous. You must continue to submit periodic evidence of the insured's eligibility for rider benefits.

We determine a maximum amount of benefit that we will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit" is the rider coverage amount divided by the minimum months of acceleration benefits shown on your policy schedule. The actual amount of any benefit is based on the expense incurred by the insured, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. The LTC Extended Rider also offers an optional nonforfeiture benefit and an optional inflation benefit.

CHARGES FOR THE RIDER. The LTC Extended Rider imposes a monthly charge on the coverage amount of the rider. This charge is level for the duration of the rider and based on the age of the insured when the rider is issued. If you increase the rider coverage amount, a new charge based on the age of the insured at that time will apply to the increase. We may increase the rates for this charge on a class basis. Once we begin to pay benefits under the LTC Acceleration Rider, we waive this charge until the insured no longer qualifies for benefits under the LTC Acceleration Rider or the LTC Extended Rider and is not chronically ill.

TERMINATION OF THE RIDER. The LTC Extended Rider will terminate when benefits under the rider have been fully paid, when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or you request to terminate the rider.

     4.  TAX CONSEQUENCES ASSOCIATED WITH THE LONG-TERM CARE BENEFIT RIDERS

We believe that benefits payable under the LTC Acceleration Rider and the LTC Extended Rider should be excludable from gross income under the Code. The exclusion of these benefit payments from taxable income, however, is contingent on each rider meeting specific requirements under the Code. While guidance is limited, we believe that the LTC Acceleration and the LTC Extended Riders should each satisfy these requirements.

In certain states, however, we may also offer long term care riders that do not satisfy the requirements of the Code to be treated as qualified long-term care ("nonqualifying long-term care riders"). Because the federal tax consequences associated with benefits paid under nonqualifying long-term care riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care riders to your Policy. We will advise you whether we intend for your rider to be nonqualifying.


You will be deemed to have received a distribution for tax purposes each time a deduction is made from your policy account value to pay charges for the LTC Acceleration Rider, the LTC Extended Rider, or any nonqualifying long-term care rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. See "Federal Tax Considerations" for a discussion of the taxation of distributions. In addition, the implications to your Policy's continued qualification as a life insurance contract for federal tax purposes due to any reductions in death benefits under your Policy resulting from a benefit payment under the LTC Acceleration Rider or a nonqualifying long-term care rider are unclear and a tax advisor should be consulted.


ACCELERATED DEATH BENEFIT RIDER

If your state of residence has approved the Accelerated Death Benefit rider (the "ADB rider") and we have received satisfactory additional evidence of insurability, you may choose to add it to your Policy at issue. The terms of the ADB rider may vary from state-to-state.

Generally, the ADB rider allows you to receive an accelerated payment of part of the Policy's death benefit when the insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months. For Policies issued before April 9, 2001 or the date we obtain state approval, if later, accelerated payments also may be permitted if the insured has been confined to a nursing care facility (as defined in the ADB rider) for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life. There are no restrictions on the use of the benefit.


There is no additional charge for this rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit amount.

TAX CONSEQUENCES OF THE ADB RIDER. The federal income tax consequences associated with adding the ADB rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ADB rider to your Policy or requesting an accelerated death benefit.

AMOUNT OF THE ACCELERATED DEATH BENEFIT. The ADB rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible death benefit (as defined below) less 25% of any indebtedness. The ADB rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to you by us and our affiliates to $250,000. We may increase this $250,000 maximum to reflect inflation.

ELIGIBLE DEATH BENEFIT MEANS:         the insurance proceeds payable under the Policy if the
                                      insured died at the time we approve a claim for an
                                      accelerated death benefit, MINUS
                                      1.  Any premium refund payable at death if the insured died at that time; and
                                      2.  Any insurance payable under the terms of any other
                                          rider.


You may submit written notice to request the accelerated death benefit. You may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay premiums and policy loan interest. You may elect to receive the accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the insured dies before all of the payments have been made, the present value (at the time of the insured's death) of the remaining payments and the remaining insurance proceeds at death under the Policy will be paid to the beneficiary in a lump sum.


CONDITIONS FOR RECEIPT OF THE ACCELERATED DEATH BENEFIT. To receive an accelerated death benefit payment, the Policy must be in force and you must submit written notice, "due proof of eligibility," and a completed claim form to us. Due proof of eligibility means a written certification (described more fully in the ADB rider) in a form acceptable to us from a treating physician (as defined in the ADB rider) stating that the insured has a terminal illness or, for Policies issued before April 9, 2001 or the date we obtain state approval, if later, is expected to be permanently confined to a nursing care facility.

We may request additional medical information from the insured's physician and/or may require an independent physical examination (at our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:

     1.  The Policy is assigned in whole or in part;

     2. If the terminal illness or permanent confinement to a nursing care facility is the result of intentionally self-inflicted injury; or

     3. If you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.


OPERATION OF THE ADB RIDER. The accelerated death benefit is made in the form of a policy loan up to the amount of the maximum loan available under the Policy at the time the claim is approved, resulting in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy. See "Loans."



To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to you and a lien will be placed on the death benefit payable under the Policy (the "death benefit lien") in the amount of this excess. Interest will accrue daily, at a rate determined as described in the ADB rider, on the amount of this lien, and upon the death of the insured the amount of the lien and accrued interest thereon will be subtracted from the amount of insurance proceeds payable at death.


EFFECT ON EXISTING POLICY. The insurance proceeds otherwise payable at the time of an insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. In addition, if you make a request for a surrender, a policy loan, or a partial withdrawal, the net cash surrender value and Loan Account value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the net cash surrender value and the Loan Account value being reduced to zero.



Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future periodic planned premiums and policy loan interest may be paid automatically through additional accelerated death benefits.


In addition to a lapse under the applicable provisions of the Policy, the Policy will also terminate on any policy anniversary when the death benefit lien exceeds the insurance proceeds at death.

TERMINATION OF THE ADB RIDER.  The ADB rider will terminate on the earliest of:
(1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) the policy anniversary when the insurance proceeds payable at death on such policy anniversary is less than or equal to zero.

ADDITIONAL INSURANCE BENEFIT RIDER

The Additional Insurance Benefit rider ("AIB rider") provides an additional death benefit payable on the death of the insured without increasing the Policy's face amount. The AIB rider may not be available in all states.

The additional death benefit under the AIB rider is:

     a. the face amount plus the rider coverage amount less the Policy's death benefit (if Death Benefit Option A is in effect); or

     b. the face amount plus the rider coverage amount plus the policy account value less the death benefit (if Death Benefit Option B is in effect).

Please note the following about the AIB rider:

     -- The AIB rider may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). The AIB rider will terminate on the earliest of: (1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) the policy anniversary nearest the insured's attained age 100.

     -- The AIB rider has a cost of insurance charge that is deducted from the policy account value as part of the monthly deduction.

     -- If you change from Death Benefit Option A to Death Benefit Option B, we will first decrease the Policy's face amount and then the rider coverage amount by the policy account value. See "Death Benefit -- Changing Death Benefit Options."


     -- If Death Benefit Option A is in effect and you make a partial withdrawal, we will first decrease the Policy's face amount and then the rider coverage amount by the amount withdrawn (including the partial withdrawal charge). See "Surrenders and Partial Withdrawals -- Partial Withdrawals."


     -- The AIB rider has no cash or loan value.

     -- The AIB rider has no surrender charge, additional surrender charge, or premium expense charge.

        -- Since there is no surrender charge for decreasing the rider coverage amount, such a decrease may be less expensive than a decrease of the same size in the face amount of the Policy (if the face amount decrease would be subject to a surrender charge). But, continuing coverage on such an increment of Policy face amount may have a cost of insurance charge that is higher than the same increment of coverage amount under the rider. You should consult your agent before buying an AIB rider, and before deciding whether to decrease Policy face amount or AIB rider coverage amount.

     -- After the first policy year and subject to certain conditions, you may increase or decrease the rider coverage amount separately from the Policy's face amount (and the Policy's face amount may be increased or decreased without affecting the rider coverage amount).

     -- To comply with the maximum premium limitations under the Code, insurance coverage provided by an AIB rider is treated as part of the Policy's face amount (for discussion of the tax status of the Policy, see "Federal Tax Considerations").

OTHER RIDERS

In addition to the Long-Term Care Benefit riders, Accelerated Death Benefit rider, and Additional Insurance Benefit rider, the following riders offering supplemental benefits are available under the Policy. Most of these riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any monthly charges for these riders from policy account value as part of the monthly deduction. These riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account. Your agent can help you determine whether certain of the riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

     -- CHANGE OF INSURED: This rider permits you to change the insured, subject to certain conditions and evidence of insurability. The Policy's face amount will remain the same, and the monthly deduction for the cost of insurance and any other benefits provided by rider will be adjusted for the attained age and premium class of the new insured as of the effective date of the change. As the change of an insured is generally a taxable event, you should consult a tax advisor before making such a change.

     -- CHILDREN'S TERM INSURANCE: This rider provides level term insurance on each of the insured's dependent children, until the earliest of: (1) the first policy processing day after our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; (3) the child's 25th birthday; or (4) the policy anniversary nearest the insured's 65th birthday. Upon expiration of the term insurance on the life of a child and subject to certain conditions, it may be converted without evidence of insurability to a whole life policy providing a level face amount of insurance and a level premium. The face amount of the new policy may be up to 5 times the amount of the term insurance in force on the expiration date. The rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under this rider will have the same amount of insurance. This rider must be selected at the time of application for the Policy or upon an increase in face amount.

     -- CONVERTIBLE TERM LIFE INSURANCE: This rider provides term insurance on an additional insured ("other insured"). This rider will terminate on the earliest of: (1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; (3) the policy anniversary nearest the other insured's attained age 100; or (4) exercise of the Policy Split Option Rider (if applicable). If the Policy is extended by the Final Policy Date Extension rider, this rider will terminate on the original final policy date. This rider and the Guaranteed Minimum Death Benefit rider may not be issued on the same Policy.

     -- DISABILITY WAIVER BENEFIT: This rider provides that in the event of the insured's total disability (as defined in the rider), which begins while the rider is in effect and which continues for at least 6 months, we will apply a premium payment to the Policy on each policy processing day during the first 5 policy years while the insured is totally disabled (the amount of the payment will be based on the minimum annual premium). We will also waive all monthly deductions due after the commencement of and during the continuance of the total disability after the first 5 policy years.

        This rider terminates on the earliest of: (1) the first policy processing day after our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) the policy anniversary nearest the insured's attained age 60 (except for benefits for a disability which began before that policy anniversary).

     -- DISABILITY WAIVER OF PREMIUM BENEFIT: This rider provides that, in the event of the insured's total disability before attained age 60 and continuing for at least 180 days, we will apply a premium payment to the Policy on each policy processing day prior to insured's attained age 65 and while the insured remains totally disabled. At the time of application, a monthly benefit amount is selected by you. This amount is generally intended to reflect the amount of the premiums expected to be paid monthly. In the event of insured's total disability, the amount of the premium payment applied on each policy processing day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the premium payments less partial withdrawals for the Policy since its policy date. You cannot elect this rider and another disability waiver benefit rider with the same Policy.

     -- FINAL POLICY DATE EXTENSION:  This rider extends the final policy date
        20 years past the original final policy date. This benefit may be added only on or after the anniversary nearest the insured's 90th birthday. There is no additional charge for this benefit. The death benefit after the original final policy date will be the policy account value. All other riders in effect on the original final policy date will terminate on the original final policy date. Adding this benefit and/or continuing the Policy beyond the insured's attained age 100 may have tax consequences and you should consult a tax adviser before doing so.

     -- GUARANTEED MINIMUM DEATH BENEFIT: This rider provides a guarantee that, if the net cash surrender value is not sufficient to cover the monthly deductions, and the minimum guarantee premium has been paid, the Policy will not lapse prior to the end of the death benefit guarantee period (as defined in the rider). If this rider is added, the monthly deduction will be increased by $0.01 per every $1,000 of face amount in force under the Policy. The rider and the additional monthly deduction terminate on the earliest of: (1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) expiration of the death benefit guarantee period. This rider and the Convertible Term Life Insurance rider may not be issued on the same Policy.

PERFORMANCE DATA
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In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, policy account value, and net cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, policy account value, and net cash surrender value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the portfolios. We have not deducted premium taxes or charges for any riders. These charges would lower the performance figures significantly if reflected.

ADDITIONAL INFORMATION
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SALE OF THE POLICIES

The Policy will be sold by individuals who are licensed as our life insurance agents and appointed by us and who are also registered representatives of 1717, or registered representatives of a broker-dealer having a selling agreement with 1717, or registered representatives of a broker-dealer having a selling agreement with these broker-dealers. 1717 is located at Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. 1717 was organized under the laws of Pennsylvania on January 22, 1969 as an indirect wholly owned subsidiary of Provident Mutual. 1717 retains no compensation as principal underwriter of the Policies. We decide the insurance underwriting, the determination of premium class, and whether to accept or reject an application. 1717 also may reject an application if the Policy applied for is unsuitable.


We pay sales commissions for the sale of the Policies. Under our distribution agreement with 1717, we may pay the following sales expenses: general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. We also pay for 1717's operating and other expenses. Commissions payable to registered representatives of a broker-dealer having a selling agreement with 1717, and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. We may pay additional compensation to these broker-dealers and/or reimburse them for portions of Policy sales expenses. Their registered representatives may receive a portion of the expense reimbursement allowance paid to these broker-dealers.



During the first policy year, the maximum sales commission payable to our agents or other registered representatives will be approximately 91% of premiums paid up to a specified amount, and 2% of premiums paid in excess of that amount. During policy years 2 through 10, the maximum sales commission will not be more than 2% of premiums paid, and after policy year 10, the maximum sales commission will be 0% of premiums paid. Further, for each premium received within 10 years following an increase in face amount, a commission on that premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. Expense allowances and bonuses may also be paid, and agents may receive annual renewal compensation of up to 0.25% of the unloaned policy account value. Agents may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first policy year.



Because registered representatives who sell the Policies are also our life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, 1717 may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers.



We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Policy owners or the Separate Account.



We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of

Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws;
(2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account, including, among others, the right to:

     1. Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

     2. Transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;

     3. Combine the Separate Account with other separate accounts, and/or create new separate accounts;

     4. Deregister the Separate Account under the Investment Company Act of 1940, or operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law; and

     5.  Modify the provisions of the Policy to comply with applicable law.

We will not make any such changes without receiving any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.


STATE VARIATIONS



Any state variations in the Policy are covered in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Service Center.


STANDARD & POOR'S

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PLACA and the Market Street Fund ("Market Street"). Neither the Policy nor the Equity 500 Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the owners of the Policy and the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Policy and the Equity 500 Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to PLACA and Market Street is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to PLACA, Market Street, the Policy, or the Equity 500 Index Portfolio. S&P has no obligation to take the needs of PLACA, Market Street, or the owners of the Policy or the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the Equity 500 Index Portfolio or the timing of the issuance or sale of the Policy or the Equity 500 Index Portfolio or in the determination or calculation of the equation by which the Policy or the Equity 500 Index Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the Equity 500 Index Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PLACA, MARKET STREET, OWNERS OF THE POLICY AND THE EQUITY 500 INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female insureds of a particular attained age and premium class. See "Charges and Deductions -- Monthly Deduction." Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female insureds. See "Death Benefit -- Settlement Options."

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies, are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of policy account value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to owners advising you of the action and the reasons we took this action.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. James Bernstein, Assistant Secretary of Provident Mutual and PLACA, has provided advice on certain matters relating to the laws of Delaware regarding the Policies and our issuance of the Policies.

LEGAL PROCEEDINGS

Provident Mutual and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Provident Mutual and PLACA believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Separate Account.

EXPERTS

The Financial Statements have been included in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of Provident Mutual, as stated in his opinion filed as an exhibit to the Registration Statement.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account appear at the end of this prospectus. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a stock life insurance company and a wholly owned subsidiary of Provident Mutual, which was chartered by the Commonwealth of Pennsylvania in 1865. We are subject to regulation by the Insurance Department of the State of Delaware, as well as by the insurance departments of all other states and jurisdictions in which we do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 49 states and the District of Columbia. Our Service Center is located at 300 Continental Drive, Newark, Delaware 19713.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. We have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

PLACA'S EXECUTIVE OFFICERS AND DIRECTORS


We are governed by a board of directors. The following table sets forth the name, address, and principal occupation during the past 5 years of each of our executive officers and directors. Unless otherwise noted, each person's address is c/o Provident Mutual Life Insurance Company, 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312.


                   BOARD OF DIRECTORS AND EXECUTIVE OFFICERS


NAME                    POSITION WITH PLACA          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----                    -------------------          ----------------------------------------
Robert W. Kloss        Chairman, President       1996 to present -- President and Chief Executive
                       and Chief Executive       Officer of Provident Mutual Life Insurance
                       Officer                   Company; 1999 to present -- Chairman of the
                                                 Board of Provident Mutual Life Insurance
                                                 Company; 1994 to 1996 -- President and Chief
                                                 Operating Officer of Provident Mutual Life
                                                 Insurance Company
James D. Kestner       Director                  1994 to present -- Vice President of Provident
                                                 Mutual Life Insurance Company
Sarah C. Lange         Director                  2000 to present -- Senior Vice President and
                                                 Chief Investment Officer of Provident Mutual
                                                 Life Insurance Company; 1983 to 2000 -- Vice
                                                 President and Chief Investment Officer of
                                                 Provident Mutual Life Insurance Company
Alan F. Hinkle         Director, Vice            1996 to present -- Executive Vice President and
                       President and Actuary     Chief Actuary of Provident Mutual Life Insurance
                                                 Company; 1974 to 1996 -- Vice President and
                                                 Individual Actuary of Provident Mutual Life
                                                 Insurance Company
Joan C. Tucker*        Director and              1996 to present -- Executive Vice President,
                       Vice President            Corporate Operations of Provident Mutual Life
                                                 Insurance Company; 1996 -- Senior Vice
                                                 President, Insurance Operations of Provident
                                                 Mutual Life Insurance Company; 1993 to
                                                 1996 -- Vice President Individual Insurance
                                                 Operations at Provident Mutual Life Insurance
                                                 Company
Mary Lynn Finelli      Director                  1996 to present -- Executive Vice President and
                                                 Chief Financial Officer of Provident Mutual Life
                                                 Insurance Company; 1986 to 1996 -- Vice
                                                 President and Controller of Provident Mutual
                                                 Life Insurance Company
Mehran Assadi*         Director                  1998 to present -- Executive Vice President and
                                                 Chief Information Officer of Provident Mutual
                                                 Life Insurance Company; 1982 to 1998 -- Vice
                                                 President, Technology and Business Development
                                                 of St. Paul Company
Linda M. Springer      Director                  2000 to present -- Senior Vice President and
                                                 Controller of Provident Mutual Life Insurance
                                                 Company; 1996 to 2000 -- Vice President and
                                                 Controller of Provident Mutual Life Insurance
                                                 Company; 1995 to 1996 -- Assistant Vice
                                                 President and Actuary of Provident Mutual Life
                                                 Insurance Company
Stephen L. White       Vice President and        1995 to present -- Vice President and Actuary of
                       Actuary                   Provident Mutual Life Insurance Company

NAME                    POSITION WITH PLACA          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----                    -------------------          ----------------------------------------
Michael Funck          Financial Reporting       1999 to present -- Assistant Vice President,
                       Officer                   Financial Reporting and Analysis of Provident
                                                 Mutual Life Insurance Company;
                                                 1999 -- Controller, TIG Insurance Group; 1997 to
                                                 1998 -- Assistant Controller, TIG Insurance
                                                 Group; 1996 to 1997 -- Senior Finance Manager,
                                                 TIG Insurance Group; 1996 -- Controller, TIG
                                                 Excess and Surplus Lines, Inc.
Rosanne Gatta          Treasurer                 1994 to present -- Vice President and Treasurer
                                                 of Provident Mutual Life Insurance Company


* The address is 300 Continental Drive, Newark, Delaware 19713


We hold the Separate Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering our officers and employees has been issued by Travelers Casualty and Surety Company of America.

                              FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Providentmutual Variable Life Separate Account
     Report of Independent Accountants......................   F-2
     Statements of Assets and Liabilities, December 31,
      2000..................................................   F-3
     Statements of Operations for the Year Ended December
      31, 2000..............................................   F-9
     Statements of Operations for the Year Ended December
      31, 1999..............................................  F-15
     Statements of Operations for the Year Ended December
      31, 1998..............................................  F-20
     Statements of Changes in Net Assets for the Year Ended
      December 31, 2000.....................................  F-25
     Statements of Changes in Net Assets for the Year Ended
      December 31, 1999.....................................  F-31
     Statements of Changes in Net Assets for the Year Ended
      December 31, 1998.....................................  F-36
     Notes to Financial Statements..........................  F-41
Providentmutual Life and Annuity Company of America
     Report of Independent Accountants......................  F-80
     Statements of Financial Condition as of December 31,
      2000 and 1999.........................................  F-81
     Statements of Operations for the Years Ended December
      31, 2000, 1999 and 1998...............................  F-82
     Statements of Equity for the Years Ended December 31,
      2000, 1999 and 1998...................................  F-83
     Statements of Cash Flows for the Years Ended December
      31, 2000, 1999 and 1998...............................  F-84
     Notes to Financial Statements..........................  F-85

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Policyholders and
  Board of Directors of
Providentmutual Life and
  Annuity Company of America:

In our opinion, the accompanying statements of assets and liabilities of the Providentmutual Variable Life Separate Account (comprising twenty-seven subaccounts, hereafter collectively referred to as the "Separate Account") and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Separate Account at December 31, 2000, the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Separate Account; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
February 26, 2001

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                           MONEY                                AGGRESSIVE
                                              GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund,
  Inc., at market value:
  Growth Portfolio........................  $4,890,836
  Money Market Portfolio..................               $5,294,410
  Bond Portfolio..........................                            $1,311,134
  Managed Portfolio.......................                                         $1,288,298
  Aggressive Growth Portfolio.............                                                      $3,834,272
  International Portfolio.................                                                                    $3,648,902
Dividends receivable......................                  26,400
Receivable from Providentmutual Life and
  Annuity Company of America..............                  47,146
                                            ----------   ----------   ----------   ----------   ----------    ----------
NET ASSETS................................  $4,890,836   $5,367,956   $1,311,134   $1,288,298   $3,834,272    $3,648,902
                                            ==========   ==========   ==========   ==========   ==========    ==========
Held for the benefit of policyholders.....  $4,840,521   $5,339,078   $1,274,835   $1,163,057   $3,767,328    $3,601,026
Attributable to Providentmutual Life and
  Annuity Company of America..............     50,315       28,878       36,299      125,241       66,944         47,876
                                            ----------   ----------   ----------   ----------   ----------    ----------
                                            $4,890,836   $5,367,956   $1,311,134   $1,288,298   $3,834,272    $3,648,902
                                            ==========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                            ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                           LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP    EQUITY 500
                                                             GROWTH       VALUE        GROWTH       VALUE         INDEX
                                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, Inc., at market
  value:
  All Pro Large Cap Growth Portfolio.....................  $2,362,807
  All Pro Large Cap Value Portfolio......................                $925,017
  All Pro Small Cap Growth Portfolio.....................                            $2,253,624
  All Pro Small Cap Value Portfolio......................                                         $1,054,583
  Equity 500 Index Portfolio.............................                                                      $24,133,380
Receivable from Providentmutual Life and Annuity Company
  of America.............................................                                                           25,000
                                                           ----------    --------    ----------   ----------   -----------
NET ASSETS...............................................  $2,362,807    $925,017    $2,253,624   $1,054,583   $24,158,380
                                                           ==========    ========    ==========   ==========   ===========
Held for the benefit of policyholders....................  $2,298,915    $899,520    $2,219,817   $1,030,596   $24,143,293
Attributable to Providentmutual Life and Annuity Company
  of America.............................................     63,892       25,497       33,807       23,987         15,087
                                                           ----------    --------    ----------   ----------   -----------
                                                           $2,362,807    $925,017    $2,253,624   $1,054,583   $24,158,380
                                                           ==========    ========    ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                               FIDELITY                    FIDELITY
                                                                EQUITY-      FIDELITY        HIGH       FIDELITY
                                                                INCOME        GROWTH        INCOME      OVERSEAS
                                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products Fund, at
  market value:
  Equity-Income Portfolio...................................  $14,692,547
  Growth Portfolio..........................................                $22,629,462
  High Income Portfolio.....................................                              $1,935,658
  Overseas Portfolio........................................                                           $8,006,645
                                                              -----------   -----------   ----------   ----------
NET ASSETS..................................................  $14,692,547   $22,629,462   $1,935,658   $8,006,645
                                                              ===========   ===========   ==========   ==========
Held for the benefit of policyholders.......................  $14,630,729   $22,579,668   $1,903,766   $7,960,436
Attributable to Providentmutual Life and Annuity Company of
  America...................................................       61,818        49,794      31,892        46,209
                                                              -----------   -----------   ----------   ----------
                                                              $14,692,547   $22,629,462   $1,935,658   $8,006,645
                                                              ===========   ===========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                        FIDELITY     FIDELITY                    NEUBERGER      NEUBERGER
                                                         ASSET      INVESTMENT    FIDELITY     BERMAN LIMITED     BERMAN
                                                        MANAGER     GRADE BOND   CONTRAFUND    MATURITY BOND     PARTNERS
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products Fund
  II, at market value:
  Asset Manager Portfolio............................  $4,360,575
  Investment Grade Bond Portfolio....................               $2,026,351
  Contrafund Portfolio...............................                            $12,996,437
Investment in the Neuberger Berman Advisers
  Management Trust, at market value:
  Limited Maturity Bond Portfolio....................                                            $1,119,325
  Partners Portfolio.................................                                                           $2,360,760
                                                       ----------   ----------   -----------     ----------     ----------
NET ASSETS...........................................  $4,360,575   $2,026,351   $12,996,437     $1,119,325     $2,360,760
                                                       ==========   ==========   ===========     ==========     ==========
Held for the benefit of policyholders................  $4,311,657   $1,988,142   $12,944,358     $1,093,647     $2,257,209
Attributable to Providentmutual Life and Annuity
  Company of America.................................     48,918       38,209         52,079         25,678        103,551
                                                       ----------   ----------   -----------     ----------     ----------
                                                       $4,360,575   $2,026,351   $12,996,437     $1,119,325     $2,360,760
                                                       ==========   ==========   ===========     ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                                                     VAN ECK      VAN ECK         ALGER
                                                          VAN ECK       VAN ECK     WORLDWIDE    WORLDWIDE       AMERICAN
                                                         WORLDWIDE     WORLDWIDE     EMERGING       REAL          SMALL
                                                            BOND      HARD ASSETS    MARKETS       ESTATE     CAPITALIZATION
                                                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Van Eck Worldwide Insurance Trust, at
  market value:
  Van Eck Worldwide Bond Portfolio.....................   $511,745
  Van Eck Worldwide Hard Assets Portfolio..............                $692,190
  Van Eck Worldwide Emerging Markets Portfolio.........                             $2,086,466
  Van Eck Worldwide Real Estate Portfolio..............                                           $286,935
Investment in the Alger American Fund, at market value:
  Alger American Small Capitalization Portfolio........                                                         $5,957,024
                                                          --------     --------     ----------    --------      ----------
NET ASSETS.............................................   $511,745     $692,190     $2,086,466    $286,935      $5,957,024
                                                          ========     ========     ==========    ========      ==========
Held for the benefit of policyholders..................   $479,522     $650,423     $2,073,457    $261,975      $5,925,704
Attributable to Providentmutual Life and Annuity
  Company of America...................................     32,223       41,767        13,009       24,960          31,320
                                                          --------     --------     ----------    --------      ----------
                                                          $511,745     $692,190     $2,086,466    $286,935      $5,957,024
                                                          ========     ========     ==========    ========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 2000

--------------------------------------------------------------------------------

                                                                  STRONG         STRONG
                                                                 MID-CAP       OPPORTUNITY
                                                              GROWTH FUND II     FUND II
                                                                SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------
ASSETS
  Investment in the Strong Variable Insurance Funds, Inc.,
    at market value:
    Strong Mid Cap Growth Fund II...........................     $725,481
  Investment in the Strong Opportunity Fund II, Inc., at
    market value:
    Strong Opportunity Fund II..............................                    $175,575
                                                                 --------       --------
NET ASSETS..................................................     $725,481       $175,575
                                                                 ========       ========
Held for the benefit of policyholders.......................     $705,930       $153,034
Attributable to Providentmutual Life and Annuity Company of
  America...................................................       19,551         22,541
                                                                 --------       --------
                                                                 $725,481       $175,575
                                                                 ========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                           MONEY                                AGGRESSIVE
                                              GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.................................   $ 54,801     $343,166     $ 77,936     $ 37,226     $ 66,568      $  84,657
EXPENSES
Mortality and expense risks...............     28,965       39,067        8,344        7,127       19,558         22,742
                                             --------     --------     --------     --------     --------      ---------
Net investment income.....................     25,836      304,099       69,592       30,099       47,010         61,915
                                             --------     --------     --------     --------     --------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested....    244,745                                 56,539      139,218        335,837
Net realized (loss) gain from redemption
  of investment shares....................     (5,890)                  (37,655)      (7,200)      81,633         13,989
                                             --------     --------     --------     --------     --------      ---------
Net realized gain (loss) on investments...    238,855                   (37,655)      49,339      220,851        349,826
                                             --------     --------     --------     --------     --------      ---------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year.......................    158,461                   (44,027)     (24,425)     190,731        606,265
  End of year.............................    289,263                    25,055       (7,808)     839,141         87,680
                                             --------     --------     --------     --------     --------      ---------
Net unrealized appreciation (depreciation)
  of investments during the year..........    130,802                    69,082       16,617      648,410       (518,585)
                                             --------     --------     --------     --------     --------      ---------
Net realized and unrealized gains (losses)
  on investments..........................    369,657                    31,427       65,956      869,261       (168,759)
                                             --------     --------     --------     --------     --------      ---------
Net increase (decrease) in net assets
  resulting from operations...............   $395,493     $304,099     $101,019     $ 96,055     $916,271      $(106,844)
                                             ========     ========     ========     ========     ========      =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                       ALL PRO       ALL PRO       ALL PRO      ALL PRO
                                                      LARGE CAP     LARGE CAP     SMALL CAP    SMALL CAP     EQUITY 500
                                                        GROWTH        VALUE        GROWTH        VALUE         INDEX
                                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT**
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...........................................  $  39,462     $  4,451     $    27,486    $  1,888
EXPENSES
Mortality and expense risks.........................     16,138        5,243          16,197       6,234    $   162,104
                                                      ---------     --------     -----------    --------    -----------
Net investment income (loss)........................     23,324         (792)         11,289      (4,346)      (162,104)
                                                      ---------     --------     -----------    --------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested..............     30,689                        4,705
Net realized gain (loss) from redemption of
  investment shares.................................     22,185      (14,249)        198,198      11,521      3,972,479
                                                      ---------     --------     -----------    --------    -----------
Net realized gain (loss) on investments.............     52,874      (14,249)        202,903      11,521      3,972,479
                                                      ---------     --------     -----------    --------    -----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.................................    224,085       (5,174)        372,314      (5,515)     4,625,801
  End of year.......................................   (368,274)      49,093        (759,606)    177,910     (1,670,117)
                                                      ---------     --------     -----------    --------    -----------
Net unrealized (depreciation) appreciation of
  investments during the year.......................   (592,359)      54,267      (1,131,920)    183,425     (6,295,918)
                                                      ---------     --------     -----------    --------    -----------
Net realized and unrealized (losses) gains on
  investments.......................................   (539,485)      40,018        (929,017)    194,946     (2,323,439)
                                                      ---------     --------     -----------    --------    -----------
Net (decrease) increase in net assets resulting from
  operations........................................  $(516,161)    $ 39,226     $  (917,728)   $190,600    $(2,485,543)
                                                      =========     ========     ===========    ========    ===========

See accompanying notes to financial statements

** Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
   Subaccount.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                               FIDELITY                   FIDELITY
                                                               EQUITY-      FIDELITY        HIGH       FIDELITY
                                                                INCOME       GROWTH        INCOME      OVERSEAS
                                                              SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................  $ 209,985    $    21,570   $ 156,588    $    96,553
EXPENSES
Mortality and expense risks.................................     88,279        149,131      14,384         53,167
                                                              ----------   -----------   ---------    -----------
Net investment income (loss)................................    121,706       (127,561)    142,204         43,386
                                                              ----------   -----------   ---------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested......................    791,108      2,146,210                    608,023
Net realized gain (loss) from redemption of investment
  shares....................................................    310,023        623,450    (144,288)       100,112
                                                              ----------   -----------   ---------    -----------
Net realized gain (loss) on investments.....................  1,101,131      2,769,660    (144,288)       708,135
                                                              ----------   -----------   ---------    -----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................    997,899      5,885,573    (156,577)     1,733,389
  End of year...............................................    910,140        202,172    (708,452)      (747,487)
                                                              ----------   -----------   ---------    -----------
Net unrealized depreciation of investments during the
  year......................................................    (87,759)    (5,683,401)   (551,875)    (2,480,876)
                                                              ----------   -----------   ---------    -----------
Net realized and unrealized gain (loss) on investments......  1,013,372     (2,913,741)   (696,163)    (1,772,741)
                                                              ----------   -----------   ---------    -----------
Net increase (decrease) in net assets resulting from
  operations................................................  $1,135,078   $(3,041,302)  $(553,959)   $(1,729,355)
                                                              ==========   ===========   =========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                   FIDELITY
                                                      FIDELITY    INVESTMENT                   NEUBERGER      NEUBERGER
                                                       ASSET        GRADE       FIDELITY     BERMAN LIMITED     BERMAN
                                                      MANAGER        BOND      CONTRAFUND    MATURITY BOND     PARTNERS
                                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..........................................  $ 103,572     $113,406    $    36,461      $ 76,096      $  19,014
EXPENSES
Mortality and expense risks........................     25,495       12,420         81,916         7,243         11,997
                                                     ---------     --------    -----------      --------      ---------
Net investment income (loss).......................     78,077      100,986        (45,455)       68,853          7,017
                                                     ---------     --------    -----------      --------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.............    244,008                   1,323,533                      404,363
Net realized (loss) gain from redemption of
  investment shares................................     18,109      (78,508)       176,590       (22,759)      (115,992)
                                                     ---------     --------    -----------      --------      ---------
Net realized (loss) gain on investments............    262,117      (78,508)     1,500,123       (22,759)       288,371
                                                     ---------     --------    -----------      --------      ---------
Net unrealized (depreciation) appreciation of
  investments:
  Beginning of year................................    284,627      (26,628)     2,405,959       (14,450)       (17,944)
  End of year......................................   (252,965)     133,983         20,419         1,398       (312,329)
                                                     ---------     --------    -----------      --------      ---------
Net unrealized appreciation (depreciation) of
  investments during the year......................   (537,592)     160,611     (2,385,540)       15,848       (294,385)
                                                     ---------     --------    -----------      --------      ---------
Net realized and unrealized gain (loss) on
  investments......................................   (275,475)      82,103       (885,417)       (6,911)        (6,014)
                                                     ---------     --------    -----------      --------      ---------
Net increase (decrease) in net assets resulting
  from operations..................................  $(197,398)    $183,089    $  (930,872)     $ 61,942      $   1,003
                                                     =========     ========    ===========      ========      =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                                  VAN ECK
                                                      VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                                     WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                                        BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..........................................   $ 23,544     $  6,905                     $ 3,404
EXPENSES
Mortality and expense risks........................      3,087        4,372     $    16,073       1,464      $    42,546
                                                      --------     --------     -----------     -------      -----------
Net investment income (loss).......................     20,457        2,533         (16,073)      1,940          (42,546)
                                                      --------     --------     -----------     -------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.............                                                            2,381,919
Net realized (loss) gain from redemption of
  investment shares................................     (9,393)     (59,995)         22,240       3,194         (182,496)
                                                      --------     --------     -----------     -------      -----------
Net realized (loss) gain on investments............     (9,393)     (59,995)         22,240       3,194        2,199,423
                                                      --------     --------     -----------     -------      -----------
Net unrealized (depreciation) appreciation of
  investments:
  Beginning of year................................    (29,178)     (35,662)        775,273      (7,346)       1,355,653
  End of year......................................    (33,383)      83,034        (505,563)     27,123       (3,002,121)
                                                      --------     --------     -----------     -------      -----------
Net unrealized (depreciation) appreciation of
  investments during the year......................     (4,205)     118,696      (1,280,836)     34,469       (4,357,774)
                                                      --------     --------     -----------     -------      -----------
Net realized and unrealized (loss) gain on
  investments......................................    (13,598)      58,701      (1,258,596)     37,663       (2,158,351)
                                                      --------     --------     -----------     -------      -----------
Net increase (decrease) in net assets resulting
  from operations..................................   $  6,859     $ 61,234     $(1,274,669)    $39,603      $(2,200,897)
                                                      ========     ========     ===========     =======      ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                  STRONG          STRONG
                                                                 MID-CAP        OPPORTUNITY
                                                              GROWTH FUND II      FUND II
                                                                SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................                     $    400
EXPENSES
Mortality and expense risks.................................    $   1,040             359
                                                                ---------        --------
Net investment (loss) income................................       (1,040)             41
                                                                ---------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested......................       55,241          20,617
Net realized loss from redemption of investment shares......         (164)         (1,581)
                                                                ---------        --------
Net realized gain on investments............................       55,077          19,036
                                                                ---------        --------
Net unrealized depreciation of investments:
  Beginning of year
  End of year...............................................     (242,896)        (16,691)
                                                                ---------        --------
Net unrealized depreciation of investments during the
  year......................................................     (242,896)        (16,691)
                                                                ---------        --------
Net realized and unrealized (loss) gain on investments......     (187,819)          2,345
                                                                ---------        --------
Net (decrease) increase in net assets resulting from
  operations................................................    $(188,859)       $  2,386
                                                                =========        ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                MONEY                                AGGRESSIVE
                                                   GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends......................................   $  9,498     $281,219     $ 17,985     $  4,783     $  9,548      $ 23,987
EXPENSES
Mortality and expense risks....................     21,440       38,521        8,454        5,758       12,145        16,572
                                                  --------     --------     --------     --------     --------      --------
Net investment (loss) income...................    (11,942)     242,698        9,531         (975)      (2,597)        7,415
                                                  --------     --------     --------     --------     --------      --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions reinvested.........     55,482                    14,131       32,620      236,787       123,072
Net realized gain (loss) from redemption of
  investment shares............................     51,110                    (4,307)      12,101       10,420        25,236
                                                  --------     --------     --------     --------     --------      --------
Net realized gain on investments...............    106,592                     9,824       44,721      247,207       148,308
                                                  --------     --------     --------     --------     --------      --------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year............................    197,030                    26,571       38,577      133,217        65,845
  End of year..................................    158,461                   (44,027)     (24,425)     190,731       606,265
                                                  --------     --------     --------     --------     --------      --------
Net unrealized (depreciation) appreciation of
  investments during the year..................    (38,569)                  (70,598)     (63,002)      57,514       540,420
                                                  --------     --------     --------     --------     --------      --------
Net realized and unrealized gains (losses) on
  investments..................................     68,023                   (60,774)     (18,281)     304,721       688,728
                                                  --------     --------     --------     --------     --------      --------
Net increase (decrease) in net assets resulting
  from operations..............................   $ 56,081     $242,698     $(51,243)    $(19,256)    $302,124      $696,143
                                                  ========     ========     ========     ========     ========      ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................   $     54     $  1,599                  $    594
EXPENSES
Mortality and expense risks.................................      6,892        2,211     $  2,993        2,592
                                                               --------     --------     --------     --------
Net investment loss.........................................     (6,838)        (612)      (2,993)      (1,998)
                                                               --------     --------     --------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions reinvested......................
Net realized gain from redemption of investment shares......     59,937       21,529       96,011        2,248
                                                               --------     --------     --------     --------
Net realized gain on investments............................     59,937       21,529       96,011        2,248
                                                               --------     --------     --------     --------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................     31,368       21,256       49,117       22,620
  End of year...............................................    224,085       (5,174)     372,314       (5,515)
                                                               --------     --------     --------     --------
Net unrealized appreciation (depreciation) of investments
  during the year...........................................    192,717      (26,430)     323,197      (28,135)
                                                               --------     --------     --------     --------
Net realized and unrealized gains (losses) on investments...    252,654       (4,901)     419,208      (25,887)
                                                               --------     --------     --------     --------
Net increase (decrease) in net assets resulting from
  operations................................................   $245,816     $ (5,513)    $416,215     $(27,885)
                                                               ========     ========     ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                   FIDELITY                  FIDELITY                  FIDELITY
                                                   EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY
                                                    INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.......................................  $ 148,010    $  20,603    $ 184,305    $  54,422     $ 79,081    $  132,241
EXPENSES
Mortality and expense risks.....................     73,008       91,540       14,505       29,448       18,061       106,942
                                                  ----------   ----------   ---------    ----------    --------    ----------
Net investment income (loss)....................     75,002      (70,937)     169,800       24,974       61,020        25,299
                                                  ----------   ----------   ---------    ----------    --------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions reinvested..........    327,180    1,295,428        6,890       87,778      100,169        89,735
Net realized gain (loss) from redemption of
  investment shares.............................    244,315      278,673      (27,226)     134,635       21,574       575,621
                                                  ----------   ----------   ---------    ----------    --------    ----------
Net realized gain (loss) on investments.........    571,495    1,574,101      (20,336)     222,413      121,743       665,356
                                                  ----------   ----------   ---------    ----------    --------    ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.............................  1,077,750    2,627,782     (159,189)     120,843      174,522     2,218,476
  End of year...................................    997,899    5,885,573     (156,577)   1,733,389      284,627     4,625,801
                                                  ----------   ----------   ---------    ----------    --------    ----------
Net unrealized (depreciation) appreciation of
  investments during the year...................    (79,851)   3,257,791        2,612    1,612,546      110,105     2,407,325
                                                  ----------   ----------   ---------    ----------    --------    ----------
Net realized and unrealized gain (loss) on
  investments...................................    491,644    4,831,892      (17,724)   1,834,959      231,848     3,072,681
                                                  ----------   ----------   ---------    ----------    --------    ----------
Net increase in net assets resulting from
  operations....................................  $ 566,646    $4,760,955   $ 152,076    $1,859,933    $292,868    $3,097,980
                                                  ==========   ==========   =========    ==========    ========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                              FIDELITY                    NEUBERGER    NEUBERGER      NEUBERGER      NEUBERGER
                                             INVESTMENT     FIDELITY        BERMAN       BERMAN     BERMAN LIMITED     BERMAN
                                             GRADE BOND   CONTRAFUND(R)    BALANCED      GROWTH     MATURITY BOND     PARTNERS
                                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................   $ 50,917     $   28,227      $  9,406    $ 107,676       $ 51,545       $  4,019
EXPENSES
Mortality and expense risks................      9,846         48,329         1,113        4,103          6,265          8,634
                                              --------     ----------      --------    ---------       --------       --------
Net investment income (loss)...............     41,071        (20,102)        8,293      103,573         45,280         (4,615)
                                              --------     ----------      --------    ---------       --------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions reinvested.....     15,974        206,999        13,935                                      6,990
Net realized gain (loss) from redemption of
  investment shares........................        790        173,375       (16,493)    (112,803)       (17,023)        30,465
                                              --------     ----------      --------    ---------       --------       --------
Net realized gain (loss) on investments....     16,764        380,374        (2,558)    (112,803)       (17,023)        37,455
                                              --------     ----------      --------    ---------       --------       --------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................     55,564      1,044,526        12,499       32,289          5,385         18,863
  End of year..............................    (26,628)     2,405,959                                   (14,450)       (17,944)
                                              --------     ----------      --------    ---------       --------       --------
Net unrealized (depreciation) appreciation
  of investments during the year...........    (82,192)     1,361,433       (12,499)     (32,289)       (19,835)       (36,807)
                                              --------     ----------      --------    ---------       --------       --------
Net realized and unrealized (loss) gain on
  investments..............................    (65,428)     1,741,807       (15,057)    (145,092)       (36,858)           648
                                              --------     ----------      --------    ---------       --------       --------
Net (decrease) increase in net assets
  resulting from operations................   $(24,357)    $1,721,705      $ (6,764)   $ (41,519)      $  8,422       $ (3,967)
                                              ========     ==========      ========    =========       ========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                               AMERICAN                                 VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK     WORLDWIDE      VAN ECK     ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING     WORLDWIDE        SMALL
                                             APPRECIATION      BOND      HARD ASSETS    MARKETS     REAL ESTATE   CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................                  $ 26,734     $   4,868                  $  1,545
EXPENSES
Mortality and expense risks................    $  1,619         3,260         2,665    $   8,384          597       $   25,644
                                               --------      --------     ---------    ----------    --------       ----------
Net investment (loss) income...............      (1,619)       23,474         2,203       (8,384)         948          (25,644)
                                               --------      --------     ---------    ----------    --------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions reinvested.....                    11,945                                                  446,274
Net realized gain (loss) from redemption of
  investment shares........................      11,508        11,290       (29,183)    (146,766)       1,132           61,846
                                               --------      --------     ---------    ----------    --------       ----------
Net realized gain (loss) on investments....      11,508        23,235       (29,183)    (146,766)       1,132          508,120
                                               --------      --------     ---------    ----------    --------       ----------
Net unrealized (depreciation) appreciation
  of investments:
  Beginning of year........................     (51,652)       65,524      (137,564)    (424,268)       3,621          164,065
  End of year..............................                   (29,178)      (35,662)     775,273       (7,346)       1,355,653
                                               --------      --------     ---------    ----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments during the year...........      51,652       (94,702)      101,902    1,199,541      (10,967)       1,191,588
                                               --------      --------     ---------    ----------    --------       ----------
Net realized and unrealized gain (loss) on
  investments..............................      63,160       (71,467)       72,719    1,052,775       (9,835)       1,699,708
                                               --------      --------     ---------    ----------    --------       ----------
Net increase (decrease) in net assets
  resulting from operations................    $ 61,541      $(47,993)    $  74,922    $1,044,391    $ (8,887)      $1,674,064
                                               ========      ========     =========    ==========    ========       ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                MONEY                                AGGRESSIVE
                                                   GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends......................................   $ 32,506     $200,082     $51,027      $13,745      $ 10,230      $ 10,981
EXPENSES
Mortality and expense risks....................     13,985       25,182       6,139        2,618         9,880        11,192
                                                  --------     --------     -------      -------      --------      --------
Net investment income (loss)...................     18,521      174,900      44,888       11,127           350          (211)
                                                  --------     --------     -------      -------      --------      --------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Realized gain distributions reinvested.........    215,993                       91       17,406        97,659        92,754
Net realized gain from redemption of investment
  shares.......................................     25,043                   10,106       16,185        41,538         7,476
                                                  --------     --------     -------      -------      --------      --------
Net realized gain on investments...............    241,036                   10,197       33,591       139,197       100,230
                                                  --------     --------     -------      -------      --------      --------
Net unrealized appreciation of investments:
  Beginning of year............................    172,999                   12,860       29,978       155,190        29,510
  End of year..................................    197,030                   26,571       38,577       133,217        65,845
                                                  --------     --------     -------      -------      --------      --------
Net unrealized appreciation (depreciation) of
  investments during the year..................     24,031                   13,711        8,599       (21,973)       36,335
                                                  --------     --------     -------      -------      --------      --------
Net realized and unrealized gains on
  investments..................................    265,067                   23,908       42,190       117,224       136,565
                                                  --------     --------     -------      -------      --------      --------
Net increase in net assets resulting from
  operations...................................   $283,588     $174,900     $68,796      $53,317      $117,574      $136,354
                                                  ========     ========     =======      =======      ========      ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................
EXPENSES
Mortality and expense risks.................................   $   259      $   304      $   314      $   329
                                                               -------      -------      -------      -------
Net investment loss.........................................      (259)        (304)        (314)        (329)
                                                               -------      -------      -------      -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions reinvested
Net realized loss from redemption of investment shares......    (1,657)      (6,212)      (9,872)      (9,805)
                                                               -------      -------      -------      -------
Net realized loss on investments............................    (1,657)      (6,212)      (9,872)      (9,805)
                                                               -------      -------      -------      -------
Net unrealized appreciation of investments:
  Beginning of year.........................................
  End of year...............................................    31,368       21,256       49,117       22,620
                                                               -------      -------      -------      -------
Net unrealized appreciation of investments during the
  year......................................................    31,368       21,256       49,117       22,620
                                                               -------      -------      -------      -------
Net realized and unrealized gains on investments............    29,711       15,044       39,245       12,815
                                                               -------      -------      -------      -------
Net increase in net assets resulting from operations........   $29,452      $14,740      $38,931      $12,486
                                                               =======      =======      =======      =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                   FIDELITY                  FIDELITY                  FIDELITY
                                                   EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY
                                                    INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.......................................  $  81,811    $  29,841    $  93,141     $ 40,087     $ 42,970    $   63,803
EXPENSES
Mortality and expense risks.....................     48,070       51,289       10,379       16,730       10,984        54,109
                                                  ----------   ----------   ---------     --------     --------    ----------
Net investment income (loss)....................     33,741      (21,448)      82,762       23,357       31,986         9,694
                                                  ----------   ----------   ---------     --------     --------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions reinvested..........    291,150      780,585       59,183      118,152      128,911       147,780
Net realized gain from redemption of investment
  shares........................................     88,248      127,759        3,646       31,224       30,583       418,425
                                                  ----------   ----------   ---------     --------     --------    ----------
Net realized gain on investments................    379,398      908,344       62,829      149,376      159,494       566,205
                                                  ----------   ----------   ---------     --------     --------    ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.............................    689,708      749,980       92,199       12,760      120,277       762,238
  End of year...................................  1,077,750    2,627,782     (159,189)     120,843      174,522     2,218,476
                                                  ----------   ----------   ---------     --------     --------    ----------
Net unrealized appreciation (depreciation) of
  investments during the year...................    388,042    1,877,802     (251,388)     108,083       54,245     1,456,238
                                                  ----------   ----------   ---------     --------     --------    ----------
Net realized and unrealized gain (loss) on
  investments...................................    767,440    2,786,146     (188,559)     257,459      213,739     2,022,443
                                                  ----------   ----------   ---------     --------     --------    ----------
Net increase (decrease) in net assets resulting
  from operations...............................  $ 801,181    $2,764,698   $(105,797)    $280,816     $245,725    $2,032,137
                                                  ==========   ==========   =========     ========     ========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                              FIDELITY                    NEUBERGER    NEUBERGER     NEUBERGER &     NEUBERGER
                                             INVESTMENT     FIDELITY       & BERMAN     & BERMAN    BERMAN LIMITED    & BERMAN
                                             GRADE BOND   CONTRAFUND(R)    BALANCED      GROWTH     MATURITY BOND     PARTNERS
                                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................   $34,930      $   15,801      $ 10,205                    $35,042
EXPENSES
Mortality and expense risks................     5,834          22,599         3,166    $  10,244         4,092        $   241
                                              -------      ----------      --------    ---------       -------        -------
Net investment income (loss)...............    29,096          (6,798)        7,039      (10,244)       30,950           (241)
                                              -------      ----------      --------    ---------       -------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions reinvested.....     4,144         116,250        71,678      353,563
Net realized gain (loss) from redemption of
  investment shares........................     3,572          53,379        (5,814)     (27,730)          373         (2,190)
                                              -------      ----------      --------    ---------       -------        -------
Net realized gain (loss) on investments....     7,716         169,629        65,864      325,833           373         (2,190)
                                              -------      ----------      --------    ---------       -------        -------
Net unrealized appreciation of investments:
  Beginning of year........................    20,012         204,136        34,081      138,020        13,790
  End of year..............................    55,564       1,044,526        12,499       32,289         5,385         18,863
                                              -------      ----------      --------    ---------       -------        -------
Net unrealized appreciation (depreciation)
  of investments during the year...........    35,552         840,390       (21,582)    (105,731)       (8,405)        18,863
                                              -------      ----------      --------    ---------       -------        -------
Net realized and unrealized gain (loss) on
  investments..............................    43,268       1,010,019        44,282      220,102        (8,032)        16,673
                                              -------      ----------      --------    ---------       -------        -------
Net increase in net assets resulting from
  operations...............................   $72,364      $1,003,221      $ 51,321    $ 209,858       $22,918        $16,432
                                              =======      ==========      ========    =========       =======        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                               AMERICAN                                 VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK     WORLDWIDE      VAN ECK     ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING     WORLDWIDE        SMALL
                                             APPRECIATION      BOND      HARD ASSETS    MARKETS     REAL ESTATE   CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................                  $ 3,318      $   1,970    $   5,912
EXPENSES
Mortality and expense risks................    $  4,421        3,195          2,120        5,032      $    64        $ 13,957
                                               --------      -------      ---------    ---------      -------        --------
Net investment income (loss)...............      (4,421)         123           (150)         880          (64)        (13,957)
                                               --------      -------      ---------    ---------      -------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions reinvested.....      34,155                      48,391        5,255                      284,477
Net realized gain (loss) from redemption of
  investment shares........................     (42,850)       7,111        (45,006)     (63,895)      (5,674)         (7,361)
                                               --------      -------      ---------    ---------      -------        --------
Net realized gain (loss) on investments....      (8,695)       7,111          3,385      (58,640)      (5,674)        277,116
                                               --------      -------      ---------    ---------      -------        --------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................     (36,829)       7,894         (3,949)    (165,992)                      82,155
  End of year..............................     (51,652)      65,524       (137,564)    (424,268)       3,621         164,065
                                               --------      -------      ---------    ---------      -------        --------
Net unrealized appreciation (depreciation)
  of investments during the year...........     (14,823)      57,630       (133,615)    (258,276)       3,621          81,910
                                               --------      -------      ---------    ---------      -------        --------
Net realized and unrealized gain (loss) on
  investments..............................     (23,518)      64,741       (130,230)    (316,916)      (2,053)        359,026
                                               --------      -------      ---------    ---------      -------        --------
Net increase (decrease) in net assets
  resulting from operations................    $(27,939)     $64,864      $(130,380)   $(316,036)     $(2,117)       $345,069
                                               ========      =======      =========    =========      =======        ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                              MONEY                                 AGGRESSIVE
                                                GROWTH        MARKET         BOND       MANAGED       GROWTH     INTERNATIONAL
                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income.......................  $  25,836    $    304,099   $  69,592    $  30,099    $  47,010     $   61,915
Net realized gain (loss) on investments.....    238,855                     (37,655)      49,339      220,851        349,826
Net unrealized appreciation (depreciation)
  of investments during the year............    130,802                      69,082       16,617      648,410       (518,585)
                                              ----------   ------------   ----------   ----------   ----------    ----------
Net increase (decrease) in net assets from
  operations................................    395,493         304,099     101,019       96,055      916,271       (106,844)
                                              ----------   ------------   ----------   ----------   ----------    ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................  1,173,218      13,203,487     263,786      164,071      647,248        640,355
Cost of insurance and administrative
  charges...................................   (348,864)       (789,682)    (90,522)    (112,579)    (209,661)      (201,360)
Surrenders and forfeitures..................    (78,699)        (71,724)    (30,689)     (28,614)     (42,333)       (24,289)
Net (withdrawals) repayments due to policy
  loans.....................................    (12,669)        (10,720)    (15,819)       3,219      (14,866)       (67,195)
Transfers between investment portfolios.....   (139,488)    (14,549,577)   (241,396)       1,642      186,560         61,129
Transfers due to death benefits.............     (2,827)                        (82)        (213)      (1,280)          (322)
                                              ----------   ------------   ----------   ----------   ----------    ----------
Net increase (decrease) in net assets
  derived from policy transactions..........    590,671      (2,218,216)   (114,722)      27,526      565,668        408,318
                                              ----------   ------------   ----------   ----------   ----------    ----------
Total increase (decrease) in net assets.....    986,164      (1,914,117)    (13,703)     123,581    1,481,939        301,474
NET ASSETS
  Beginning of year.........................  3,904,672       7,282,073   1,324,837    1,164,717    2,352,333      3,347,428
                                              ----------   ------------   ----------   ----------   ----------    ----------
  End of year...............................  $4,890,836   $  5,367,956   $1,311,134   $1,288,298   $3,834,272    $3,648,902
                                              ==========   ============   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                 ALL PRO LARGE   ALL PRO LARGE   ALL PRO SMALL   ALL PRO SMALL    EQUITY 500
                                                  CAP GROWTH       CAP VALUE      CAP GROWTH       CAP VALUE        INDEX
                                                  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT**
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment gain (loss).....................   $   23,324       $   (792)      $    11,289     $   (4,346)    $  (162,104)
Net realized gain (loss) on investments........       52,874        (14,249)          202,903         11,521       3,972,479
Net unrealized (depreciation) appreciation of
  investments during the year..................     (592,359)        54,267        (1,131,920)       183,425      (6,295,918)
                                                  ----------       --------       -----------     ----------     -----------
Net (decrease) increase in net assets from
  operations...................................     (516,161)        39,226          (917,728)       190,600      (2,485,543)
                                                  ----------       --------       -----------     ----------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................      626,222        248,911           689,863        284,879       6,497,192
Cost of insurance and administrative charges...     (230,144)       (84,497)         (201,823)       (66,577)     (2,337,845)
Surrenders and forfeitures.....................      (44,743)        (8,240)          (23,302)        (4,885)       (464,814)
Net withdrawals due to policy loans............       (7,968)       (22,274)             (195)        (2,811)       (219,505)
Transfers between investment portfolios........      707,362        266,729         1,664,808         80,482       1,781,304
Transfers due to death benefits................         (549)                          (1,447)          (426)         (4,668)
                                                  ----------       --------       -----------     ----------     -----------
Net increase in net assets derived from policy
  transactions.................................    1,050,180        400,629         2,127,904        290,662       5,251,664
                                                  ----------       --------       -----------     ----------     -----------
Total increase in net assets...................      534,019        439,855         1,210,176        481,262       2,766,121
NET ASSETS
  Beginning of year............................    1,828,788        485,162         1,043,448        573,321      21,392,259
                                                  ----------       --------       -----------     ----------     -----------
  End of year..................................   $2,362,807       $925,017       $ 2,253,624     $1,054,583     $24,158,380
                                                  ==========       ========       ===========     ==========     ===========

See accompanying notes to financial statements

** Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
   Subaccount.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                                             FIDELITY
                                                                FIDELITY       FIDELITY        HIGH       FIDELITY
                                                              EQUITY-INCOME     GROWTH        INCOME      OVERSEAS
                                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)................................   $   121,706    $  (127,561)  $ 142,204    $    43,386
Net realized gain (loss) on investments.....................     1,101,131      2,769,660    (144,288)       708,135
Net unrealized depreciation of investments during the
  year......................................................       (87,759)    (5,683,401)   (551,875)    (2,480,876)
                                                               -----------    -----------   ----------   -----------
Net increase (decrease) in net assets from operations.......     1,135,078     (3,041,302)   (553,959)    (1,729,355)
                                                               -----------    -----------   ----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................     2,976,247      5,189,558     420,361      1,863,450
Cost of insurance and administrative charges................    (1,016,904)    (1,613,825)   (208,662)      (492,043)
Surrenders and forfeitures..................................      (296,240)      (543,612)    (41,220)       (94,664)
Net (withdrawals) repayments due to policy loans............      (125,993)      (252,104)      3,605        (33,114)
Transfers between investment portfolios.....................      (526,966)     3,710,991    (127,455)     1,871,456
Withdrawals due to death benefits...........................        (3,056)       (10,589)        (45)          (546)
                                                               -----------    -----------   ----------   -----------
Net increase in net assets derived from policy
  transactions..............................................     1,007,088      6,480,419      46,584      3,114,539
                                                               -----------    -----------   ----------   -----------
Total increase (decrease) in net assets.....................     2,142,166      3,439,117    (507,375)     1,385,184
NET ASSETS
  Beginning of year.........................................    12,550,381     19,190,345   2,443,033      6,621,461
                                                               -----------    -----------   ----------   -----------
  End of year...............................................   $14,692,547    $22,629,462   $1,935,658   $ 8,006,645
                                                               ===========    ===========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                        FIDELITY     FIDELITY                    NEUBERGER      NEUBERGER
                                                         ASSET      INVESTMENT    FIDELITY     BERMAN LIMITED     BERMAN
                                                        MANAGER     GRADE BOND   CONTRAFUND    MATURITY BOND     PARTNERS
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).........................  $  78,077    $ 100,986    $   (45,455)    $   68,853     $    7,017
Net realized (loss) gain on investments..............    262,117      (78,508)     1,500,123        (22,759)       288,371
Net unrealized appreciation (depreciation) of
  investments during the year........................   (537,592)     160,611     (2,385,540)        15,848       (294,385)
                                                       ----------   ----------   -----------     ----------     ----------
Net increase (decrease) in net assets from
  operations.........................................   (197,398)     183,089       (930,872)        61,942          1,003
                                                       ----------   ----------   -----------     ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..........................    599,701      374,025      3,232,102        211,308        452,396
Cost of insurance and administrative charges.........   (279,137)    (147,028)      (974,401)       (61,456)      (187,092)
Surrenders and forfeitures...........................    (47,332)     (17,164)      (178,294)       (15,023)       (51,154)
Net withdrawals due to policy loans..................    (14,693)      (4,614)       (61,117)        (6,572)        (9,197)
Transfers between investment portfolios..............    944,383     (128,835)     1,620,203       (162,238)      (370,920)
Withdrawals due to death benefits....................     (2,939)                       (954)
                                                       ----------   ----------   -----------     ----------     ----------
Net increase (decrease) in net assets derived from
  policy transactions................................  1,199,983       76,384      3,637,539        (33,981)      (165,967)
                                                       ----------   ----------   -----------     ----------     ----------
Total increase (decrease) in net assets..............  1,002,585      259,473      2,706,667         27,961       (164,964)
NET ASSETS
  Beginning of year..................................  3,357,990    1,766,878     10,289,770      1,091,364      2,525,724
                                                       ----------   ----------   -----------     ----------     ----------
  End of year........................................  $4,360,575   $2,026,351   $12,996,437     $1,119,325     $2,360,760
                                                       ==========   ==========   ===========     ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                                    VAN ECK
                                                        VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                                       WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                                          BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                                       SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).........................   $ 20,457     $  2,533     $   (16,073)   $  1,940      $   (42,546)
Net realized (loss) gain on investments..............     (9,393)     (59,995)         22,240       3,194        2,199,423
Net unrealized (depreciation) appreciation of
  investments during the year........................     (4,205)     118,696      (1,280,836)     34,469       (4,357,774)
                                                        --------     --------     -----------    --------      -----------
Net increase (decrease) in net assets from
  operations.........................................      6,859       61,234      (1,274,669)     39,603       (2,200,897)
                                                        --------     --------     -----------    --------      -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..........................     89,421      113,491         679,281      48,211        1,609,712
Cost of insurance and administrative charges.........    (41,651)     (49,451)       (195,072)    (18,136)        (502,439)
Surrenders and forfeitures...........................    (16,069)      (6,310)        (53,238)     (3,993)        (132,293)
Net withdrawals due to policy loans..................     (1,623)     (20,862)         (5,197)     (1,426)         (11,167)
Transfers between investment portfolios..............    (54,249)      16,089         790,618      69,829        1,450,319
Withdrawals due to death benefits....................                                  (1,167)                        (440)
                                                        --------     --------     -----------    --------      -----------
Net (decrease) increase in net assets derived from
  policy transactions................................    (24,171)      52,957       1,215,225      94,485        2,413,692
                                                        --------     --------     -----------    --------      -----------
Total (decrease) increase in net assets..............    (17,312)     114,191         (59,444)    134,088          212,795
NET ASSETS
  Beginning of year..................................    529,057      577,999       2,145,910     152,847        5,744,229
                                                        --------     --------     -----------    --------      -----------
  End of year........................................   $511,745     $692,190     $ 2,086,466    $286,935      $ 5,957,024
                                                        ========     ========     ===========    ========      ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2000

--------------------------------------------------------------------------------

                                                                  STRONG          STRONG
                                                                  MID-CAP       OPPORTUNITY
                                                              GROWTH FUND II      FUND II
                                                                SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income................................     $  (1,040)      $      41
Net realized gain on investments............................        55,077          19,036
Net unrealized depreciation of investments during the
  year......................................................      (242,896)        (16,691)
                                                                 ---------       ---------
Net (decrease) increase in net assets from operations.......      (188,859)          2,386
                                                                 ---------       ---------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................       135,949          45,199
Cost of insurance and administrative charges................       (22,578)         (4,128)
Surrenders and forfeitures..................................          (355)           (357)
Net withdrawals due to policy loans.........................        (2,372)           (623)
Transfers between investment portfolios.....................       778,696         108,098
                                                                 ---------       ---------
Net increase in net assets derived from policy
  transactions..............................................       889,340         148,189
                                                                 ---------       ---------
Capital contribution from Providentmutual Life and Annuity
  Company of America........................................        25,000          25,000
                                                                 ---------       ---------
Total increase in net assets................................       725,481         175,575
NET ASSETS
  Beginning of year.........................................
                                                                 ---------       ---------
  End of year...............................................     $ 725,481       $ 175,575
                                                                 =========       =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                            MONEY                                AGGRESSIVE
                                              GROWTH       MARKET         BOND       MANAGED       GROWTH     INTERNATIONAL
                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income..............  $ (11,942)   $   242,698   $   9,531    $    (975)   $  (2,597)    $    7,415
Net realized gain on investments..........    106,592                      9,824       44,721      247,207        148,308
Net unrealized (depreciation) appreciation
  of investments during the year..........    (38,569)                   (70,598)     (63,002)      57,514        540,420
                                            ----------   -----------   ----------   ----------   ----------    ----------
Net increase (decrease) in net assets from
  operations..............................     56,081        242,698     (51,243)     (19,256)     302,124        696,143
                                            ----------   -----------   ----------   ----------   ----------    ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...............  1,074,495     10,836,005     332,588      194,230      412,431        661,165
Cost of insurance and administrative
  charges.................................   (303,622)      (797,781)    (97,177)     (89,639)    (167,274)      (167,001)
Surrenders and forfeitures................   (189,291)       (59,612)    (15,922)      (9,974)     (27,978)       (24,702)
Net (withdrawals) repayments due to policy
  loans...................................    (31,216)         4,739     (15,470)      (8,925)     (33,883)       (12,649)
Transfers between investment portfolios...    470,309     (7,352,211)   (135,405)     449,128       32,008         91,516
Transfers due to death benefits...........                                                          (1,337)        (1,278)
                                            ----------   -----------   ----------   ----------   ----------    ----------
Net increase in net assets derived from
  policy transactions.....................  1,020,675      2,631,140      68,614      534,820      213,967        547,051
                                            ----------   -----------   ----------   ----------   ----------    ----------
Total increase in net assets..............  1,076,756      2,873,838      17,371      515,564      516,091      1,243,194
NET ASSETS
  Beginning of year.......................  2,827,916      4,408,235   1,307,466      649,153    1,836,242      2,104,234
                                            ----------   -----------   ----------   ----------   ----------    ----------
  End of year.............................  $3,904,672   $ 7,282,073   $1,324,837   $1,164,717   $2,352,333    $3,347,428
                                            ==========   ===========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $  (6,838)    $   (612)   $  (2,993)    $ (1,998)
Net realized gain on investments............................     59,937       21,529       96,011        2,248
Net unrealized appreciation (depreciation) of investments
  during the year...........................................    192,717      (26,430)     323,197      (28,135)
                                                              ----------    --------    ----------    --------
Net increase (decrease) in net assets from operations.......    245,816       (5,513)     416,215      (27,885)
                                                              ----------    --------    ----------    --------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................    410,602      235,417      146,222      217,981
Cost of insurance and administrative charges................   (107,613)     (46,883)     (37,756)     (35,684)
Surrenders and forfeitures..................................    (30,667)      (6,497)      (3,858)        (191)
Net withdrawals due to policy loans.........................    (16,290)     (11,460)      (4,008)      (5,077)
Transfers between investment portfolios.....................  1,079,015       82,627      249,104      142,715
                                                              ----------    --------    ----------    --------
Net increase in net assets derived from policy
  transactions..............................................  1,335,047      253,204      349,704      319,744
                                                              ----------    --------    ----------    --------
Total increase in net assets................................  1,580,863      247,691      765,919      291,859
NET ASSETS
  Beginning of year.........................................    247,925      237,471      277,529      281,462
                                                              ----------    --------    ----------    --------
  End of year...............................................  $1,828,788    $485,162    $1,043,448    $573,321
                                                              ==========    ========    ==========    ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                    FIDELITY                    FIDELITY                  FIDELITY
                                                     EQUITY-      FIDELITY        HIGH       FIDELITY      ASSET       FIDELITY
                                                     INCOME        GROWTH        INCOME      OVERSEAS     MANAGER      INDEX 500
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).....................  $    75,002   $   (70,937)  $ 169,800    $  24,974    $  61,020    $    25,299
Net realized gain (loss) on investments..........      571,495     1,574,101     (20,336)     222,413      121,743        665,356
Net unrealized (depreciation) appreciation of
  investments during the year....................      (79,851)    3,257,791       2,612    1,612,546      110,105      2,407,325
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net increase in net assets from operations.......      566,646     4,760,955     152,076    1,859,933      292,868      3,097,980
                                                   -----------   -----------   ----------   ----------   ----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums......................    2,929,981     3,422,090     451,275    1,525,307      779,887      6,727,693
Cost of insurance and administrative charges.....     (913,963)   (1,072,275)   (185,657)    (338,270)    (213,071)    (1,698,031)
Surrenders and forfeitures.......................     (249,092)     (370,650)    (29,802)     (66,192)     (40,031)      (426,927)
Net withdrawals due to policy loans..............      (79,425)      (71,729)    (12,437)     (44,838)     (41,805)      (166,653)
Transfers between investment portfolios..........      657,552     1,206,940     219,593      250,238      281,207      1,580,849
Withdrawals due to death benefits................      (10,825)       (4,635)                  (3,418)                    (77,679)
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net increase in net assets derived from policy
  transactions...................................    2,334,228     3,109,741     442,972    1,322,827      766,187      5,939,252
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Total increase in net assets.....................    2,900,874     7,870,696     595,048    3,182,760    1,059,055      9,037,232
NET ASSETS
  Beginning of year..............................    9,649,507    11,319,649   1,847,985    3,438,701    2,298,935     12,355,027
                                                   -----------   -----------   ----------   ----------   ----------   -----------
  End of year....................................  $12,550,381   $19,190,345   $2,443,033   $6,621,461   $3,357,990   $21,392,259
                                                   ===========   ===========   ==========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                               FIDELITY                    NEUBERGER     NEUBERGER      NEUBERGER      NEUBERGER
                                              INVESTMENT     FIDELITY        BERMAN       BERMAN      BERMAN LIMITED     BERMAN
                                              GRADE BOND   CONTRAFUND(R)    BALANCED      GROWTH      MATURITY BOND     PARTNERS
                                              SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)................  $  41,071     $   (20,102)   $   8,293    $   103,573     $   45,280     $   (4,615)
Net realized gain (loss) on investments.....     16,764         380,374       (2,558)      (112,803)       (17,023)        37,455
Net unrealized (depreciation) appreciation
  of investments during the year............    (82,192)      1,361,433      (12,499)       (32,289)       (19,835)       (36,807)
                                              ----------    -----------    ---------    -----------     ----------     ----------
Net (decrease) increase in net assets from
  operations................................    (24,357)      1,721,705       (6,764)       (41,519)         8,422         (3,967)
                                              ----------    -----------    ---------    -----------     ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................    408,193       2,629,902       30,596        122,455        359,023        431,555
Cost of insurance and administrative
  charges...................................   (125,447)       (641,252)     (17,818)       (47,317)       (61,450)      (148,466)
Surrenders and forfeitures..................    (78,777)       (232,393)        (743)        (4,937)       (55,990)       (44,451)
Net (withdrawals) repayments due to policy
  loans.....................................    (12,459)        (89,980)         192             48         (6,347)       (10,397)
Transfers between investment portfolios.....    375,555       1,420,233     (576,638)    (2,035,198)       (10,622)     2,058,260
Withdrawals due to death benefits...........                     (5,412)                     (4,020)                       (1,057)
                                              ----------    -----------    ---------    -----------     ----------     ----------
Net increase (decrease) in net assets
  derived from policy transactions..........    567,065       3,081,098     (564,411)    (1,968,969)       224,614      2,285,444
                                              ----------    -----------    ---------    -----------     ----------     ----------
Total increase (decrease) in net assets.....    542,708       4,802,803     (571,175)    (2,010,488)       233,036      2,281,477
NET ASSETS
  Beginning of year.........................  1,224,170       5,486,967      571,175      2,010,488        858,328        244,247
                                              ----------    -----------    ---------    -----------     ----------     ----------
  End of year...............................  $1,766,878    $10,289,770           --             --     $1,091,364     $2,525,724
                                              ==========    ===========    =========    ===========     ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                           AMERICAN                                 VAN ECK
                                          CENTURY VP     VAN ECK       VAN ECK     WORLDWIDE      VAN ECK     ALGER AMERICAN
                                           CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING     WORLDWIDE        SMALL
                                         APPRECIATION      BOND      HARD ASSETS    MARKETS     REAL ESTATE   CAPITALIZATION
                                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income...........   $  (1,619)    $  23,474     $  2,203     $   (8,384)   $    948       $  (25,644)
Net realized gain (loss) on
  investments..........................      11,508        23,235      (29,183)      (146,766)      1,132          508,120
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................      51,652       (94,702)     101,902      1,199,541     (10,967)       1,191,588
                                          ---------     ---------     --------     ----------    --------       ----------
Net increase (decrease) in net assets
  from operations......................      61,541       (47,993)      74,922      1,044,391      (8,887)       1,674,064
                                          ---------     ---------     --------     ----------    --------       ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............      52,425        94,818      151,588        402,320      63,311        1,102,941
Cost of insurance and administrative
  charges..............................     (27,936)      (46,560)     (35,575)      (107,952)     (7,593)        (344,012)
Surrenders and forfeitures.............      (9,792)      (20,025)      (2,094)       (14,113)        (17)        (208,635)
Net withdrawals due to policy loans....      (2,760)       (6,828)      (5,013)        (8,664)                     (22,006)
Transfers between investment
  portfolios...........................    (854,349)     (135,667)      73,320        (58,680)     32,608          391,868
Withdrawals due to death benefits......                                                (1,499)                      (3,576)
                                          ---------     ---------     --------     ----------    --------       ----------
Net (decrease) increase in net assets
  derived from policy transactions.....    (842,412)     (114,262)     182,226        211,412      88,309          916,580
                                          ---------     ---------     --------     ----------    --------       ----------
Total (decrease) increase in net
  assets...............................    (780,871)     (162,255)     257,148      1,255,803      79,422        2,590,644
NET ASSETS
  Beginning of year....................     780,871       691,312      320,851        890,107      73,425        3,153,585
                                          ---------     ---------     --------     ----------    --------       ----------
  End of year..........................          --     $ 529,057     $577,999     $2,145,910    $152,847       $5,744,229
                                          =========     =========     ========     ==========    ========       ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                           MONEY                                 AGGRESSIVE
                                             GROWTH        MARKET         BOND       MANAGED       GROWTH     INTERNATIONAL
                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).............  $  18,521    $    174,900   $  44,888     $ 11,127    $     350     $     (211)
Net realized gain on investments.........    241,036                      10,197       33,591      139,197        100,230
Net unrealized appreciation
  (depreciation) of investments during
  the year...............................     24,031                      13,711        8,599      (21,973)        36,335
                                           ----------   ------------   ----------    --------    ----------    ----------
Net increase in net assets from
  operations.............................    283,588         174,900      68,796       53,317      117,574        136,354
                                           ----------   ------------   ----------    --------    ----------    ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............    700,982      12,157,013     286,323      145,810      390,883        542,593
Cost of insurance and administrative
  charges................................   (223,112)       (517,784)    (74,547)     (44,806)    (145,982)      (131,026)
Surrenders and forfeitures...............    (20,394)        (78,839)     (5,714)      (1,879)     (26,378)       (19,231)
Net withdrawals due to policy loans......    (51,892)       (268,614)     (4,688)         295      (41,359)        (2,014)
Transfers between investment
  portfolios.............................    517,850     (10,774,581)    447,809      134,941      273,343        242,053
                                           ----------   ------------   ----------    --------    ----------    ----------
Net increase in net assets derived from
  policy transactions....................    923,434         517,195     649,183      234,361      450,507        632,375
                                           ----------   ------------   ----------    --------    ----------    ----------
Total increase in net assets.............  1,207,022         692,095     717,979      287,678      568,081        768,729
NET ASSETS
  Beginning of year......................  1,620,894       3,716,140     589,487      361,475    1,268,161      1,335,505
                                           ----------   ------------   ----------    --------    ----------    ----------
  End of year............................  $2,827,916   $  4,408,235   $1,307,466    $649,153    $1,836,242    $2,104,234
                                           ==========   ============   ==========    ========    ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................   $   (259)    $   (304)    $   (314)    $   (329)
Net realized loss on investments............................     (1,657)      (6,212)      (9,872)      (9,805)
Net unrealized appreciation of investments during the
  year......................................................     31,368       21,256       49,117       22,620
                                                               --------     --------     --------     --------
Net increase in net assets from operations..................     29,452       14,740       38,931       12,486
                                                               --------     --------     --------     --------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................     54,913       56,634       38,819       36,602
Cost of insurance and administrative charges................     (5,966)      (7,965)      (3,250)      (5,225)
Surrenders and forfeitures..................................         (1)          (8)
Transfers between investment portfolios.....................    144,527      149,070      178,029      212,599
                                                               --------     --------     --------     --------
Net increase in net assets derived from policy
  transactions..............................................    193,473      197,731      213,598      243,976
                                                               --------     --------     --------     --------
Capital contribution from Providentmutual Life and Annuity
  Company of America........................................     25,000       25,000       25,000       25,000
                                                               --------     --------     --------     --------
Total increase in net assets................................    247,925      237,471      277,529      281,462
NET ASSETS
  Beginning of year.........................................         --           --           --           --
                                                               --------     --------     --------     --------
  End of year...............................................   $247,925     $237,471     $277,529     $281,462
                                                               ========     ========     ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                    FIDELITY                   FIDELITY                  FIDELITY
                                                    EQUITY-      FIDELITY        HIGH       FIDELITY      ASSET       FIDELITY
                                                     INCOME       GROWTH        INCOME      OVERSEAS     MANAGER      INDEX 500
                                                   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).....................  $  33,741    $   (21,448)  $  82,762    $  23,357    $  31,986    $     9,694
Net realized gain on investments.................    379,398        908,344      62,829      149,376      159,494        566,205
Net unrealized appreciation (depreciation) of
  investments during the year....................    388,042      1,877,802    (251,388)     108,083       54,245      1,456,238
                                                   ----------   -----------   ----------   ----------   ----------   -----------
Net increase (decrease) in net assets from
  operations.....................................    801,181      2,764,698    (105,797)     280,816      245,725      2,032,137
                                                   ----------   -----------   ----------   ----------   ----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums......................  2,791,625      2,817,681     644,433      991,712      538,144      4,725,165
Cost of insurance and administrative charges.....   (683,360)      (776,716)   (141,578)    (247,860)    (128,200)    (1,026,576)
Surrenders and forfeitures.......................   (100,189)      (148,661)    (18,862)     (43,350)     (27,852)      (153,976)
Net withdrawals due to policy loans..............    (25,809)       (30,231)    (12,378)     (17,062)      11,088        (35,752)
Transfers between investment portfolios..........  1,325,938      1,223,266     223,803      639,706      404,187      1,912,283
Withdrawals due to death benefits................     (9,104)       (52,787)                  (1,121)      (1,235)        (4,122)
                                                   ----------   -----------   ----------   ----------   ----------   -----------
Net increase in net assets derived from policy
  transactions...................................  3,299,101      3,032,552     695,418    1,322,025      796,132      5,417,022
                                                   ----------   -----------   ----------   ----------   ----------   -----------
Return of capital to Providentmutual Life and
  Annuity Company of America.....................                   (30,000)                                             (30,000)
                                                   ----------   -----------   ----------   ----------   ----------   -----------
Total increase in net assets.....................  4,100,282      5,767,250     589,621    1,602,841    1,041,857      7,419,159
NET ASSETS
  Beginning of year..............................  5,549,225      5,552,399   1,258,364    1,835,860    1,257,078      4,935,868
                                                   ----------   -----------   ----------   ----------   ----------   -----------
  End of year....................................  $9,649,507   $11,319,649   $1,847,985   $3,438,701   $2,298,935   $12,355,027
                                                   ==========   ===========   ==========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                               FIDELITY                    NEUBERGER    NEUBERGER     NEUBERGER &     NEUBERGER
                                              INVESTMENT     FIDELITY       & BERMAN     & BERMAN    BERMAN LIMITED    & BERMAN
                                              GRADE BOND   CONTRAFUND(R)    BALANCED      GROWTH     MATURITY BOND     PARTNERS
                                              SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)................  $  29,096     $   (6,798)     $  7,039    $ (10,244)      $ 30,950       $   (241)
Net realized gain (loss) on investments.....      7,716        169,629        65,864      325,833            373         (2,190)
Net unrealized appreciation (depreciation)
  of investments during the year............     35,552        840,390       (21,582)    (105,731)        (8,405)        18,863
                                              ----------    ----------      --------    ----------      --------       --------
Net increase in net assets from
  operations................................     72,364      1,003,221        51,321      209,858         22,918         16,432
                                              ----------    ----------      --------    ----------      --------       --------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................    310,292      1,737,346       127,973      582,452        224,085        123,418
Cost of insurance and administrative
  charges...................................    (76,939)      (364,105)      (55,932)    (156,359)       (42,136)        (8,687)
Surrenders and forfeitures..................     (8,154)       (53,656)       (8,030)     (19,760)        (1,602)
Net (withdrawals) repayments due to policy
  loans.....................................     (2,779)         3,715       (16,887)     (18,679)        (1,363)          (101)
Transfers between investment portfolios.....    274,632      1,036,789       109,236      230,165        128,083         88,185
Withdrawals due to death benefits...........                    (2,854)                   (34,374)
                                              ----------    ----------      --------    ----------      --------       --------
Net increase in net assets derived from
  policy transactions.......................    497,052      2,357,235       156,360      583,445        307,067        202,815
                                              ----------    ----------      --------    ----------      --------       --------
Capital contribution from Providentmutual
  Life and Annuity Company of America.......                                                                             25,000
                                              ----------    ----------      --------    ----------      --------       --------
Total increase in net assets................    569,416      3,360,456       207,681      793,303        329,985        244,247
NET ASSETS
  Beginning of year.........................    654,754      2,126,511       363,494    1,217,185        528,343             --
                                              ----------    ----------      --------    ----------      --------       --------
  End of year...............................  $1,224,170    $5,486,967      $571,175    $2,010,488      $858,328       $244,247
                                              ==========    ==========      ========    ==========      ========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                AMERICAN                                 VAN ECK
                                               CENTURY VP     VAN ECK       VAN ECK     WORLDWIDE      VAN ECK     ALGER AMERICAN
                                                CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING     WORLDWIDE        SMALL
                                              APPRECIATION      BOND      HARD ASSETS    MARKETS     REAL ESTATE   CAPITALIZATION
                                               SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)................    $ (4,421)     $    123     $    (150)   $     880      $   (64)      $  (13,957)
Net realized gain (loss) on investments.....      (8,695)        7,111         3,385      (58,640)      (5,674)         277,116
Net unrealized appreciation (depreciation)
  of investments during the year............     (14,823)       57,630      (133,615)    (258,276)       3,621           81,910
                                                --------      --------     ---------    ---------      -------       ----------
Net increase (decrease) in net assets from
  operations................................     (27,939)       64,864      (130,380)    (316,036)      (2,117)         345,069
                                                --------      --------     ---------    ---------      -------       ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................     236,573       249,745       134,991      375,034       13,909        1,139,641
Cost of insurance and administrative
  charges...................................     (91,415)      (44,347)      (33,980)     (98,968)      (1,364)        (248,405)
Surrenders and forfeitures..................     (22,461)       (4,079)       (4,253)      (5,110)                      (30,009)
Net withdrawals due to policy loans.........     (10,745)       (1,174)         (969)      (2,809)                      (16,982)
Transfers between investment
  portfolios................................      79,336       141,529        (7,393)     259,476       37,997          531,504
Withdrawals due to death benefits...........                                                                            (29,065)
                                                --------      --------     ---------    ---------      -------       ----------
Net increase in net assets derived from
  policy transactions.......................     191,288       341,674        88,396      527,623       50,542        1,346,684
                                                --------      --------     ---------    ---------      -------       ----------
Capital contribution from Providentmutual
  Life and Annuity Company of America.......                                               10,000       25,000
                                                --------      --------     ---------    ---------      -------       ----------
Total increase in net assets................     163,349       406,538       (41,984)     221,587       73,425        1,691,753
NET ASSETS
  Beginning of year.........................     617,522       284,774       362,835      668,520           --        1,461,832
                                                --------      --------     ---------    ---------      -------       ----------
  End of year...............................    $780,871      $691,312     $ 320,851    $ 890,107      $73,425       $3,153,585
                                                ========      ========     =========    =========      =======       ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

The Providentmutual Variable Life Separate Account (Separate Account) was established by Providentmutual Life and Annuity Company of America ("PLACA") under the provisions of Delaware law and commenced operations on February 1, 1995. PLACA is a wholly-owned subsidiary of Provident Mutual Life Insurance Company. The Separate Account is an investment account to which assets are allocated to support the benefits payable under flexible premium adjustable variable life insurance policies (the Policies).

The policies are distributed principally through personal producing general agents and brokers.

PLACA has structured the Separate Account as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of twenty-seven subaccounts: the Growth, Money Market, Bond, Managed, Aggressive Growth, International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value and Equity 500 Index Subaccounts invest in the corresponding portfolios of the Market Street Fund, Inc.; the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; Neuberger Berman Limited Maturity Bond and Neuberger Berman Partners Subaccounts invest in the corresponding portfolios of the Neuberger Berman Advisers Management Trust; the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets and Van Eck Worldwide Real Estate Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund; the Strong Mid Cap Growth Fund II Subaccount invests in the corresponding portfolio of the Strong Variable Insurance Funds, Inc.; and the Strong Opportunity Fund II Subaccount invests in the corresponding portfolio of the Strong Opportunity Fund II, Inc.

At the close of business on April 30, 1999, the Neuberger Berman Growth Subaccount, Neuberger Berman Balanced Subaccount and American Century VP Capital Appreciation Subaccount were terminated and the investments were transferred to the Neuberger Berman Partners Subaccount, the Managed Subaccount and the All Pro Large Cap Growth Subaccount, respectively. At the close of business on February 7, 2000, the Fidelity Index 500 Subaccount was terminated and the investments were transferred to the newly established Market Street Fund Equity 500 Index Subaccount. At the close of business on January 26, 2001, the assets of the Market Street Fund Growth, Managed and Aggressive Growth Subaccounts were transferred to newly established subaccounts (the "All-Pro Broad Equity", "Balanced" and "Mid Cap Growth" Subaccounts), and the Growth, Managed and Aggressive Growth Subaccounts ceased to exist.

Net premiums from in-force policies are allocated to the Subaccounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the policies (Note 4). The Separate Account's assets are the property of PLACA.

Transfers between investment portfolios include transfers between the Subaccounts and the Guaranteed Account (not shown), which is part of PLACA's General Account.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the financial statements.

 Investment Valuation:

Investment shares are valued at the net asset values of the respective portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:

The operations of the Separate Account are included in the Federal income tax return of PLACA. Under the provisions of the policies, PLACA has the right to charge the Separate Account for Federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

 Estimates:

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

At December 31, 2000, the investments of the respective Subaccounts are as follows:

----------------------------------------------------------------------------------------------------
                                                               SHARES        COST       MARKET VALUE
----------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio..........................................    254,997    $4,601,573    $4,890,836
  Money Market Portfolio....................................  5,294,410    $5,294,410    $5,294,410
  Bond Portfolio............................................    120,177    $1,286,079    $1,311,134
  Managed Portfolio.........................................     76,730    $1,296,106    $1,288,298
  Aggressive Growth Portfolio...............................    138,371    $2,995,131    $3,834,272
  International Portfolio...................................    257,873    $3,561,222    $3,648,902
  All Pro Large Cap Growth Portfolio........................    205,461    $2,731,081    $2,362,807
  All Pro Large Cap Value Portfolio.........................     91,950      $875,924      $925,017
  All Pro Small Cap Growth Portfolio........................    156,719    $3,013,230    $2,253,624
  All Pro Small Cap Value Portfolio.........................    115,634      $876,673    $1,054,583
  Equity 500 Index Portfolio................................  2,578,353   $25,803,497   $24,133,380
Variable Insurance Products Fund:
  Equity-Income Portfolio...................................    575,727   $13,782,407   $14,692,547
  Growth Portfolio..........................................    518,430   $22,427,290   $22,629,462
  High Income Portfolio.....................................    236,633    $2,644,110    $1,935,658
  Overseas Portfolio........................................    400,533    $8,754,132    $8,006,645
Variable Insurance Products Fund II:
  Asset Manager Portfolio...................................    272,536    $4,613,540    $4,360,575
  Investment Grade Bond Portfolio...........................    160,949    $1,892,368    $2,026,351
  Contrafund Portfolio......................................    547,449   $12,976,018   $12,996,437
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Portfolio...........................     84,991    $1,117,927    $1,119,325
  Partners Portfolio........................................    145,906    $2,673,089    $2,360,760
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Portfolio..........................     49,349      $545,128      $511,745
  Van Eck Worldwide Hard Assets Portfolio...................     57,348      $609,156      $692,190
  Van Eck Worldwide Emerging Markets Portfolio..............    251,685    $2,592,029    $2,086,466
  Van Eck Worldwide Real Estate Portfolio...................     27,018      $259,812      $286,935
Alger American Fund:
  Alger American Small Capitalization Portfolio.............    253,598    $8,959,145    $5,957,024
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II.............................     30,663      $968,377      $725,481
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II................................      7,334      $192,266      $175,575

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

During the years ended December 31, 2000, 1999 and 1998, transactions in investment shares were as follows:
--------------------------------------------------------------------------------

                                                                         MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                        GROWTH PORTFOLIO                      MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                 2000         1999         1998          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased............................      60,266       73,102       73,135     10,243,635     8,932,793    10,866,458
Shares received from reinvestment of:
  Dividends.................................       3,122          512        1,893        348,038       268,224       197,496
  Capital gain distributions................      13,937        2,993       13,090
                                              ----------   ----------   ----------   ------------   -----------   -----------
Total shares acquired.......................      77,325       76,607       88,118     10,591,673     9,201,017    11,063,954
Total shares redeemed.......................     (28,488)     (20,708)     (21,151)   (12,507,636)   (6,346,192)   (9,925,488)
                                              ----------   ----------   ----------   ------------   -----------   -----------
Net increase (decrease) in shares owned.....      48,837       55,899       66,967     (1,915,963)    2,854,825     1,138,466
Shares owned, beginning of year.............     206,160      150,261       83,294      7,210,373     4,355,548     3,217,082
                                              ----------   ----------   ----------   ------------   -----------   -----------
Shares owned, end of year...................     254,997      206,160      150,261      5,294,410     7,210,373     4,355,548
                                              ==========   ==========   ==========   ============   ===========   ===========
Cost of shares acquired.....................  $1,374,356   $1,459,551   $1,524,498   $ 10,591,673   $ 9,201,017   $11,063,954
                                              ==========   ==========   ==========   ============   ===========   ===========
Cost of shares redeemed.....................  $  518,994   $  344,226   $  341,507   $ 12,507,636   $ 6,346,192   $ 9,925,488
                                              ==========   ==========   ==========   ============   ===========   ===========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                              MARKET STREET FUND, INC.
--------------------------------------------------------------------------------------------------------------------------
                                                                   BOND PORTFOLIO                 MANAGED PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                             2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Shares purchased.........................................    32,527     36,328     77,640     12,254     46,775     18,495
Shares received from reinvestment of:
  Dividends..............................................     7,848      1,653      4,610      2,411        286        832
  Capital gain distributions.............................                1,299          8      3,662      1,951      1,087
                                                           --------   --------   --------   --------   --------   --------
Total shares acquired....................................    40,375     39,280     82,258     18,327     49,012     20,414
Total shares redeemed....................................   (45,419)   (30,589)   (19,415)   (10,967)   (16,359)    (4,885)
                                                           --------   --------   --------   --------   --------   --------
Net increase (decrease) in shares owned..................    (5,044)     8,691     62,843      7,360     32,653     15,529
Shares owned, beginning of year..........................   125,221    116,530     53,687     69,370     36,717     21,188
                                                           --------   --------   --------   --------   --------   --------
Shares owned, end of year................................   120,177    125,221    116,530     76,730     69,370     36,717
                                                           ========   ========   ========   ========   ========   ========
Cost of shares acquired..................................  $414,765   $419,905   $908,607   $289,071   $843,762   $346,281
                                                           ========   ========   ========   ========   ========   ========
Cost of shares redeemed..................................  $497,550   $331,936   $204,339   $182,107   $265,196   $ 67,202
                                                           ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                             MARKET STREET FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
                                                          AGGRESSIVE GROWTH PORTFOLIO          INTERNATIONAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                           2000        1999       1998        2000        1999       1998
---------------------------------------------------------------------------------------------------------------------------
Shares purchased......................................      50,226     25,961     31,265       63,323     60,220     56,397
Shares received from reinvestment of:
  Dividends...........................................       3,327        508        508        5,949      1,831        813
  Capital gain distributions..........................       6,957     12,602      4,846       23,601      9,395      7,315
                                                        ----------   --------   --------   ----------   --------   --------
Total shares acquired.................................      60,510     39,071     36,619       92,873     71,446     64,525
Total shares redeemed.................................     (29,209)   (15,809)    (9,961)     (35,685)   (22,691)   (10,722)
                                                        ----------   --------   --------   ----------   --------   --------
Net increase in shares owned..........................      31,301     23,262     26,658       57,188     48,755     53,803
Shares owned, beginning of year.......................     107,070     83,808     57,150      200,685    151,930     98,127
                                                        ----------   --------   --------   ----------   --------   --------
Shares owned, end of year.............................     138,371    107,070     83,808      257,873    200,685    151,930
                                                        ==========   ========   ========   ==========   ========   ========
Cost of shares acquired...............................  $1,447,497   $747,203   $753,159   $1,293,987   $993,410   $866,730
                                                        ==========   ========   ========   ==========   ========   ========
Cost of shares redeemed...............................  $  613,968   $288,626   $163,105   $  473,928   $290,636   $134,336
                                                        ==========   ========   ========   ==========   ========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                             MARKET STREET FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
                                                             ALL PRO LARGE CAP GROWTH           ALL PRO LARGE CAP VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                           2000         1999        1998       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------
Shares purchased......................................      97,700      125,649     24,150     69,996     41,597     28,950
Shares received from reinvestment of:
  Dividends...........................................       2,810            5                   458        161
  Capital gain distributions..........................       2,186
                                                        ----------   ----------   --------   --------   --------   --------
Total shares acquired.................................     102,696      125,654     24,150     70,454     41,758     28,950
Total shares redeemed.................................     (21,053)     (22,900)    (3,086)   (27,117)   (17,132)    (4,963)
                                                        ----------   ----------   --------   --------   --------   --------
Net increase in shares owned..........................      81,643      102,754     21,064     43,337     24,626     23,987
Shares owned, beginning of year.......................     123,818       21,064                48,613     23,987
                                                        ----------   ----------   --------   --------   --------   --------
Shares owned, end of year.............................     205,461      123,818     21,064     91,950     48,613     23,987
                                                        ==========   ==========   ========   ========   ========   ========
Cost of shares acquired...............................  $1,393,113   $1,626,858   $248,497   $657,656   $424,442   $265,246
                                                        ==========   ==========   ========   ========   ========   ========
Cost of shares redeemed...............................  $  266,735   $  238,712   $ 31,940   $272,068   $150,321   $ 49,031
                                                        ==========   ==========   ========   ========   ========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                              MARKET STREET FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
                                                              ALL PRO SMALL CAP GROWTH          ALL PRO SMALL CAP VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                             2000        1999       1998       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------
Shares purchased........................................     135,548     47,453     32,753     93,567     52,030     43,816
Shares received from reinvestment of:
  Dividends.............................................       1,536                              257         73
  Capital gain distributions............................         263
                                                          ----------   --------   --------   --------   --------   --------
Total shares acquired...................................     137,347     47,453     32,753     93,824     52,103     43,816
Total shares redeemed...................................     (36,042)   (20,358)    (4,434)   (53,926)   (10,483)    (9,700)
                                                          ----------   --------   --------   --------   --------   --------
Net increase in shares owned............................     101,305     27,095     28,319     39,898     41,620     34,116
Shares owned, beginning of year.........................      55,414     28,319                75,736     34,116
                                                          ----------   --------   --------   --------   --------   --------
Shares owned, end of year...............................     156,719     55,414     28,319    115,634     75,736     34,116
                                                          ==========   ========   ========   ========   ========   ========
Cost of shares acquired.................................  $2,740,146   $601,240   $272,699   $714,775   $396,338   $340,167
                                                          ==========   ========   ========   ========   ========   ========
Cost of shares redeemed.................................  $  398,050   $158,518   $ 44,287   $416,938   $ 76,344   $ 81,325
                                                          ==========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                    MARKET STREET FUND, INC.
---------------------------------------------------------------------------------------------------
                                                                  EQUITY 500 INDEX PORTFOLIO**
---------------------------------------------------------------------------------------------------
                                                                 2000          1999         1998
---------------------------------------------------------------------------------------------------
Shares purchased............................................    2,758,381       48,111       53,123
Shares received from reinvestment of:
  Dividends.................................................                       944          555
  Capital gain distributions................................                       641        1,285
                                                              -----------   ----------   ----------
Total shares acquired.......................................    2,758,381       49,696       54,963
Total shares redeemed.......................................     (307,524)      (9,669)     (10,643)
                                                              -----------   ----------   ----------
Net increase in shares owned................................    2,450,857       40,027       44,320
Shares owned, beginning of year.............................      127,496       87,469       43,149
                                                              -----------   ----------   ----------
Shares owned, end of year...................................    2,578,353      127,496       87,469
                                                              ===========   ==========   ==========
Cost of shares acquired.....................................  $28,438,398   $7,454,952   $6,814,303
                                                              ===========   ==========   ==========
Cost of shares redeemed.....................................  $19,353,359   $  873,045   $  851,382
                                                              ===========   ==========   ==========

** Prior to February 7, 2000, these Funds were invested in the Index 500
   Portfolio of the Fidelity Variable Insurance Products Fund II.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                       VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                       EQUITY-INCOME PORTFOLIO                    GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                    2000         1999         1998         2000          1999         1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...............................     131,492      127,157      153,199       157,405       82,042       94,179
Shares received from reinvestment of:
  Dividends....................................       9,450        6,224        3,495           430          495          887
  Capital gain distributions...................      35,603       13,759       12,437        42,796       31,095       23,197
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Total shares acquired..........................     176,545      147,140      169,131       200,631      113,632      118,263
Total shares redeemed..........................     (88,970)     (38,591)     (18,079)      (31,561)     (16,548)     (15,647)
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Net increase in shares owned...................      87,575      108,549      151,052       169,070       97,084      102,616
Shares owned, beginning of year................     488,152      379,603      228,551       349,360      252,276      149,660
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Shares owned, end of year......................     575,727      488,152      379,603       518,430      349,360      252,276
                                                 ==========   ==========   ==========   ===========   ==========   ==========
Cost of shares acquired........................  $4,064,111   $3,726,855   $4,057,867   $10,064,715   $5,084,590   $4,350,414
                                                 ==========   ==========   ==========   ===========   ==========   ==========
Cost of shares redeemed........................  $1,834,186   $  746,130   $  345,627   $   942,197   $  471,685   $  460,966
                                                 ==========   ==========   ==========   ===========   ==========   ==========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                        VARIABLE INSURANCE PRODUCTS FUND
----------------------------------------------------------------------------------------------------------------------------
                                                          HIGH INCOME PORTFOLIO                  OVERSEAS PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                       2000       1999        1998         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------
Shares purchased...................................    55,238     66,264       69,235      169,182       96,724       81,679
Shares received from reinvestment of:
  Dividends........................................    15,014     17,034        7,523        3,948        2,832        2,130
  Capital gain distributions.......................                  636        4,781       24,858        4,567        6,278
                                                     --------   --------   ----------   ----------   ----------   ----------
Total shares acquired..............................    70,252     83,934       81,539      197,988      104,123       90,087
Total shares redeemed..............................   (49,625)   (28,204)     (13,926)     (38,762)     (34,322)     (14,199)
                                                     --------   --------   ----------   ----------   ----------   ----------
Net increase in shares owned.......................    20,627     55,730       67,613      159,226       69,801       75,888
Shares owned, beginning of year....................   216,006    160,276       92,663      241,307      171,506       95,618
                                                     --------   --------   ----------   ----------   ----------   ----------
Shares owned, end of year..........................   236,633    216,006      160,276      400,533      241,307      171,506
                                                     ========   ========   ==========   ==========   ==========   ==========
Cost of shares acquired............................  $691,246   $934,435   $1,006,130   $4,652,210   $2,201,082   $1,741,880
                                                     ========   ========   ==========   ==========   ==========   ==========
Cost of shares redeemed............................  $646,746   $341,999   $  165,121   $  786,150   $  630,868   $  247,122
                                                     ========   ========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                  VARIABLE INSURANCE PRODUCTS
                                                                            FUND II
--------------------------------------------------------------------------------------------------
                                                                    ASSET MANAGER PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                                 2000         1999         1998
--------------------------------------------------------------------------------------------------
Shares purchased............................................     166,005       58,391       63,645
Shares received from reinvestment of:
  Dividends.................................................       6,331        4,685        2,657
  Capital gain distributions................................      14,915        5,934        7,972
                                                              ----------   ----------   ----------
Total shares acquired.......................................     187,251       69,010       74,274
Total shares redeemed.......................................     (94,575)     (15,743)     (17,480)
                                                              ----------   ----------   ----------
Net increase in shares owned................................      92,676       53,267       56,794
Shares owned, beginning of year.............................     179,860      126,593       69,799
                                                              ----------   ----------   ----------
Shares owned, end of year...................................     272,536      179,860      126,593
                                                              ==========   ==========   ==========
Cost of shares acquired.....................................  $3,133,783   $1,204,348   $1,257,524
                                                              ==========   ==========   ==========
Cost of shares redeemed.....................................  $1,593,606   $  255,398   $  269,912
                                                              ==========   ==========   ==========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                       VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------------
                                                     INVESTMENT GRADE BOND PORTFOLIO             CONTRAFUND PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                       2000         1999        1998        2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..................................      97,343       85,128     43,614      162,185      136,907      123,430
Shares received from reinvestment of:
  Dividends.......................................      10,018        4,150      2,904        1,433        1,179          817
  Capital gain distributions......................                    1,302        344       52,005        8,647        6,008
                                                    ----------   ----------   --------   ----------   ----------   ----------
Total shares acquired.............................     107,361       90,580     46,862      215,623      146,733      130,255
Total shares redeemed.............................     (91,714)     (39,735)    (4,535)     (21,168)     (18,247)     (12,392)
                                                    ----------   ----------   --------   ----------   ----------   ----------
Net increase in shares owned......................      15,647       50,845     42,327      194,455      128,486      117,863
Shares owned, beginning of year...................     145,302       94,457     52,130      352,994      224,508      106,645
                                                    ----------   ----------   --------   ----------   ----------   ----------
Shares owned, end of year.........................     160,949      145,302     94,457      547,449      352,994      224,508
                                                    ==========   ==========   ========   ==========   ==========   ==========
Cost of shares acquired...........................  $1,242,414   $1,108,475   $586,720   $5,454,135   $3,738,001   $2,721,969
                                                    ==========   ==========   ========   ==========   ==========   ==========
Cost of shares redeemed...........................  $1,143,552   $  483,575   $ 52,856   $  361,928   $  296,631   $  201,903
                                                    ==========   ==========   ========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
------------------------------------------------------------------------------------------------------------
                                                               BALANCED PORTFOLIO       GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------
                                                                 1999       1998        1999         1998
------------------------------------------------------------------------------------------------------------
Shares purchased............................................      1,894     19,377        3,434       29,928
Shares received from reinvestment of:
  Dividends.................................................        628        673
  Capital gain distributions................................        930      4,722        4,649       14,622
                                                               --------   --------   ----------   ----------
Total shares acquired.......................................      3,452     24,772        8,083       44,550
Total shares redeemed.......................................    (38,408)   (10,237)     (84,556)      (7,932)
                                                               --------   --------   ----------   ----------
Net (decrease) increase in shares owned.....................    (34,956)    14,535      (76,473)      36,618
Shares owned, beginning of year.............................     34,956     20,421       76,473       39,855
                                                               --------   --------   ----------   ----------
Shares owned, end of year...................................         --     34,956           --       76,473
                                                               ========   ========   ==========   ==========
Cost of shares acquired.....................................   $ 53,427   $390,678   $  193,400   $1,104,028
                                                               ========   ========   ==========   ==========
Cost of shares redeemed.....................................   $612,103   $161,415   $2,171,599   $  204,994
                                                               ========   ========   ==========   ==========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
---------------------------------------------------------------------------------------------------------------------------
                                                                 LIMITED MATURITY
                                                                  BOND PORTFOLIO                  PARTNERS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                            2000       1999       1998       2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------
Shares purchased........................................    17,066     54,409     30,075     22,623      130,332     13,985
Shares received from reinvestment of:
  Dividends.............................................     6,147      3,965      2,621      1,270          222
  Capital gain distributions............................                                     27,011          387
                                                          --------   --------   --------   --------   ----------   --------
Total shares acquired...................................    23,213     58,374     32,696     50,904      130,941     13,985
Total shares redeemed...................................   (20,651)   (38,053)    (8,006)   (33,599)     (15,243)    (1,082)
                                                          --------   --------   --------   --------   ----------   --------
Net increase in shares owned............................     2,562     20,321     24,690     17,305      115,698     12,903
Shares owned, beginning of year.........................    82,429     62,108     37,418    128,601       12,903
                                                          --------   --------   --------   --------   ----------   --------
Shares owned, end of year...............................    84,991     82,429     62,108    145,906      128,601     12,903
                                                          ========   ========   ========   ========   ==========   ========
Cost of shares acquired.................................  $295,278   $775,612   $447,958   $791,265   $2,587,656   $247,264
                                                          ========   ========   ========   ========   ==========   ========
Cost of shares redeemed.................................  $283,165   $522,741   $109,568   $661,844   $  269,372   $ 21,880
                                                          ========   ========   ========   ========   ==========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                       AMERICAN CENTURY
                                                                  VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------------------
                                                                     AMERICAN CENTURY VP
                                                                     CAPITAL APPRECIATION
                                                                          PORTFOLIO
--------------------------------------------------------------------------------------------
                                                                     1999            1998
--------------------------------------------------------------------------------------------
Shares purchased............................................          4,498          33,759
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................                          3,550
                                                                   --------        --------
Total shares acquired.......................................          4,498          37,309
Total shares redeemed.......................................        (91,069)        (14,532)
                                                                   --------        --------
Net (decrease) increase in shares owned.....................        (86,571)         22,777
Shares owned, beginning of year.............................         86,571          63,794
                                                                   --------        --------
Shares owned, end of year...................................             --          86,571
                                                                   ========        ========
Cost of shares acquired.....................................       $ 40,967        $343,650
                                                                   ========        ========
Cost of shares redeemed.....................................       $873,490        $165,478
                                                                   ========        ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                          VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------------------------------------------------
                                                                 VAN ECK WORLDWIDE                VAN ECK WORLDWIDE
                                                                   BOND PORTFOLIO               HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                             2000       1999       1998       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------
Shares purchased.........................................     8,290     12,314     36,665     21,226     22,265     17,397
Shares received from reinvestment of:
  Dividends..............................................     2,364      2,315        302        670        545        154
  Capital gain distributions.............................                1,034                                       3,792
                                                           --------   --------   --------   --------   --------   --------
Total shares acquired....................................    10,654     15,663     36,967     21,896     22,810     21,343
Total shares redeemed....................................   (10,796)   (22,468)    (6,583)   (17,285)    (4,948)    (9,549)
                                                           --------   --------   --------   --------   --------   --------
Net (decrease) increase in shares owned..................      (142)    (6,805)    30,384      4,611     17,862     11,794
Shares owned, beginning of year..........................    49,491     56,296     25,912     52,737     34,875     23,081
                                                           --------   --------   --------   --------   --------   --------
Shares owned, end of year................................    49,349     49,491     56,296     57,348     52,737     34,875
                                                           ========   ========   ========   ========   ========   ========
Cost of shares acquired..................................  $106,542   $173,521   $419,483   $244,415   $234,961   $243,416
                                                           ========   ========   ========   ========   ========   ========
Cost of shares redeemed..................................  $119,649   $241,074   $ 70,575   $248,920   $ 79,715   $151,785
                                                           ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                          VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------------------
                                                                 VAN ECK WORLDWIDE                 VAN ECK WORLDWIDE
                                                             EMERGING MARKETS PORTFOLIO          REAL ESTATE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                             2000        1999       1998       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------
Shares purchased........................................     122,622     64,480     75,726     15,895     11,666     11,645
Shares received from reinvestment of:
  Dividends.............................................                               605        388        167
  Capital gain distributions............................                               538
                                                          ----------   --------   --------   --------   --------   --------
Total shares acquired...................................     122,622     64,480     76,869     16,283     11,833     11,645
Total shares redeemed...................................     (21,422)   (39,010)   (12,629)    (5,970)    (2,824)    (3,949)
                                                          ----------   --------   --------   --------   --------   --------
Net increase in shares owned............................     101,200     25,470     64,240     10,313      9,009      7,696
Shares owned, beginning of year.........................     150,485    125,015     60,775     16,705      7,696
                                                          ----------   --------   --------   --------   --------   --------
Shares owned, end of year...............................     251,685    150,485    125,015     27,018     16,705      7,696
                                                          ==========   ========   ========   ========   ========   ========
Cost of shares acquired.................................  $1,447,372   $622,693   $649,297   $154,588   $115,470   $110,595
                                                          ==========   ========   ========   ========   ========   ========
Cost of shares redeemed.................................  $  225,980   $566,431   $169,434   $ 54,969   $ 25,081   $ 40,791
                                                          ==========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                               STRONG VARIABLE INSURANCE   STRONG OPPORTUNITY
                                                ALGER AMERICAN FUND                   FUNDS, INC.            FUND II, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                ALGER AMERICAN SMALL             STRONG MID CAP GROWTH     STRONG OPPORTUNITY
                                              CAPITALIZATION PORTFOLIO                  FUND II                 FUND II
-----------------------------------------------------------------------------------------------------------------------------
                                           2000         1999         1998                2000                     2000
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased......................      75,434       31,023       37,591              29,696                   7,208
Shares received from reinvestment of:
  Dividends...........................                                                                                17
  Capital gain distributions..........      89,512       11,270        7,022               2,518                     912
                                        ----------   ----------   ----------          ----------                --------
Total shares acquired.................     164,946       42,293       44,613              32,214                   8,137
Total shares redeemed.................     (15,504)      (9,858)      (6,305)             (1,551)                   (803)
                                        ----------   ----------   ----------          ----------                --------
Net increase in shares owned..........     149,442       32,435       38,308              30,663                   7,334
Shares owned, beginning of year.......     104,156       71,721       33,413
                                        ----------   ----------   ----------          ----------                --------
Shares owned, end of year.............     253,598      104,156       71,721              30,663                   7,334
                                        ==========   ==========   ==========          ==========                ========
Cost of shares acquired...............  $5,233,056   $1,781,809   $1,870,715          $1,016,658                $214,798
                                        ==========   ==========   ==========          ==========                ========
Cost of shares redeemed...............  $  662,487   $  382,753   $  260,872          $   48,281                $ 22,532
                                        ==========   ==========   ==========          ==========                ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

During the years ended December 31, 2000, 1999 and 1998, the unit activity and unit values were as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                    OPTIONSVL
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................       6,651.36             113.05        6,764.41      $469.52
                                                                                                =========      =======
  Money Market Subaccount..............................      16,739.51          (6,025.21)      10,714.30      $262.85
                                                                                                =========      =======
  Bond Subaccount......................................       3,134.45            (408.30)       2,726.15      $294.19
                                                                                                =========      =======
  Managed Subaccount...................................       2,029.39             (67.15)       1,962.24      $393.56
                                                                                                =========      =======
  Aggressive Growth Subaccount.........................       4,846.73               7.05        4,853.78      $546.90
                                                                                                =========      =======
  International Subaccount.............................       6,631.16             178.47        6,809.63      $380.17
                                                                                                =========      =======
  All Pro Large Cap Growth Subaccount..................       4,050.45           1,675.24        5,725.69      $235.36
                                                                                                =========      =======
  All Pro Large Cap Value Subaccount...................       1,272.45             862.92        2,135.37      $200.97
                                                                                                =========      =======
  All Pro Small Cap Growth Subaccount..................       1,716.79           1,970.66        3,687.45      $292.04
                                                                                                =========      =======
  All Pro Small Cap Value Subaccount...................       2,100.44             966.61        3,067.05      $180.27
                                                                                                =========      =======
  Equity 500 Index Subaccount**........................      23,466.83           1,418.67       24,885.50      $588.60
                                                                                                =========      =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................      22,324.31            (218.94)      22,105.37      $482.32
                                                                                                =========      =======
  Growth Subaccount....................................      21,242.68           1,165.94       22,408.62      $641.88
                                                                                                =========      =======
  High Income Subaccount...............................       4,953.38            (262.42)       4,690.96      $247.31
                                                                                                =========      =======
  Overseas Subaccount..................................      10,508.23           2,698.33       13,206.56      $361.81
                                                                                                =========      =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................       6,542.28            (260.81)       6,281.47      $384.68
                                                                                                =========      =======
  Investment Grade Bond Subaccount.....................       3,652.83          (1,145.16)       2,507.67      $300.03
                                                                                                =========      =======
  Contrafund Subaccount................................      15,977.06           1,426.50       17,403.56      $408.38
                                                                                                =========      =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................       2,430.71            (368.93)       2,061.78      $265.87
                                                                                                =========      =======
  Partners Subaccount..................................       9,126.46          (1,018.52)       8,107.94      $198.98
                                                                                                =========      =======
  Growth Subaccount....................................             --                 --              --           --
                                                                                                =========      =======
  Balanced Subaccount..................................             --                 --              --           --
                                                                                                =========      =======

---------------
** Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
   Subaccount.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                                    OPTIONSVL
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................       1,877.04            (120.70)       1,756.34      $248.74
                                                                                                =========      =======
  Van Eck Worldwide Hard Assets Subaccount.............       1,614.27              21.88        1,636.15      $253.89
                                                                                                =========      =======
  Van Eck Worldwide Emerging Markets Subaccount........       6,314.58           2,062.56        8,377.14      $150.79
                                                                                                =========      =======
  Van Eck Worldwide Real Estate Subaccount.............         467.88              39.11          506.99      $196.52
                                                                                                =========      =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......      11,780.98           1,494.15       13,275.13      $243.17
                                                                                                =========      =======
American Century Fund:
  American Century Subaccount..........................             --                 --              --           --
                                                                                                =========      =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --           1,081.60        1,081.60      $167.54
                                                                                                =========      =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --             405.98          405.98      $198.73
                                                                                                =========      =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                                    OPTIONSVL
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................       5,815.13             836.23        6,651.36      $430.72
                                                                                               ==========      =======
  Money Market Subaccount..............................      13,907.22           2,832.29       16,739.51      $249.25
                                                                                               ==========      =======
  Bond Subaccount......................................       3,245.75            (111.30)       3,134.45      $270.12
                                                                                               ==========      =======
  Managed Subaccount...................................       1,183.28             846.11        2,029.39      $364.01
                                                                                               ==========      =======
  Aggressive Growth Subaccount.........................       4,724.17             122.56        4,846.73      $397.88
                                                                                               ==========      =======
  International Subaccount.............................       6,049.59             581.57        6,631.16      $393.68
                                                                                               ==========      =======
  All Pro Large Cap Growth Subaccount..................         875.15           3,175.30        4,050.45      $292.28
                                                                                               ==========      =======
  All Pro Large Cap Value Subaccount...................         891.39             381.06        1,272.45      $198.77
                                                                                               ==========      =======
  All Pro Small Cap Growth Subaccount..................       1,234.37             482.42        1,716.79      $372.54
                                                                                               ==========      =======
  All Pro Small Cap Value Subaccount...................       1,322.63             777.81        2,100.44      $150.09
                                                                                               ==========      =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................      20,247.80           2,076.51       22,324.31      $447.75
                                                                                               ==========      =======
  Growth Subaccount....................................      19,521.51           1,721.17       21,242.68      $725.74
                                                                                               ==========      =======
  High Income Subaccount...............................       4,312.22             641.16        4,953.38      $321.07
                                                                                               ==========      =======
  Overseas Subaccount..................................       9,264.91           1,243.32       10,508.23      $450.18
                                                                                               ==========      =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................       5,790.06             752.22        6,542.28      $403.01
                                                                                               ==========      =======
  Index 500 Subaccount.................................      19,530.43           3,936.40       23,466.83      $652.53
                                                                                               ==========      =======
  Investment Grade Bond Subaccount.....................       2,917.52             735.31        3,652.83      $271.52
                                                                                               ==========      =======
  Contrafund Subaccount................................      12,834.10           3,142.96       15,977.06      $440.18
                                                                                               ==========      =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................       2,252.18             178.53        2,430.71      $250.59
                                                                                               ==========      =======
  Partners Subaccount..................................       1,019.04           8,107.42        9,126.46      $198.87
                                                                                               ==========      =======
  Growth Subaccount....................................       3,808.69          (3,808.69)             --           --
                                                                                               ==========      =======
  Balanced Subaccount..................................       1,196.92          (1,196.92)             --           --
                                                                                               ==========      =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                                    OPTIONSVL
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................       2,380.84            (503.80)       1,877.04      $245.75
                                                                                               ==========      =======
  Van Eck Worldwide Hard Assets Subaccount.............       1,140.79             473.48        1,614.27      $229.36
                                                                                               ==========      =======
  Van Eck Worldwide Emerging Markets Subaccount........       6,240.71              73.87        6,314.58      $261.06
                                                                                               ==========      =======
  Van Eck Worldwide Real Estate Subaccount.............         299.20             168.68          467.88      $166.62
                                                                                               ==========      =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......      10,687.43           1,093.55       11,780.98      $336.18
                                                                                               ==========      =======
American Century Fund:
  American Century Subaccount..........................       2,669.55          (2,669.55)             --           --
                                                                                               ==========      =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --                 --              --           --
                                                                                               ==========      =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --                 --              --           --
                                                                                               ==========      =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                                    OPTIONSVL
                                                                                      1998
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................       3,677.92           2,137.21        5,815.13      $420.96
                                                                                               ==========      =======
  Money Market Subaccount..............................      12,272.89           1,634.33       13,907.22      $239.12
                                                                                               ==========      =======
  Bond Subaccount......................................       1,099.98           2,145.77        3,245.75      $281.21
                                                                                               ==========      =======
  Managed Subaccount...................................         517.97             665.31        1,183.28      $363.65
                                                                                               ==========      =======
  Aggressive Growth Subaccount.........................       3,717.99           1,006.18        4,724.17      $345.36
                                                                                               ==========      =======
  International Subaccount.............................       4,487.42           1,562.17        6,049.59      $306.38
                                                                                               ==========      =======
  All Pro Large Cap Growth Subaccount..................             --             875.15          875.15      $234.38
                                                                                               ==========      =======
  All Pro Large Cap Value Subaccount...................             --             891.39          891.39      $197.14
                                                                                               ==========      =======
  All Pro Small Cap Growth Subaccount..................             --           1,234.37        1,234.37      $195.15
                                                                                               ==========      =======
  All Pro Small Cap Value Subaccount...................             --           1,322.63        1,322.63      $164.28
                                                                                               ==========      =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................      13,392.54           6,855.26       20,247.80      $423.84
                                                                                               ==========      =======
  Growth Subaccount....................................      13,580.86           5,940.65       19,521.51      $531.49
                                                                                               ==========      =======
  High Income Subaccount...............................       2,752.44           1,559.78        4,312.22      $298.80
                                                                                               ==========      =======
  Overseas Subaccount..................................       5,468.98           3,795.93        9,264.91      $317.69
                                                                                               ==========      =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................       3,607.06           2,183.00        5,790.06      $365.14
                                                                                               ==========      =======
  Index 500 Subaccount.................................      10,713.65           8,816.78       19,530.43      $545.00
                                                                                               ==========      =======
  Investment Grade Bond Subaccount.....................       1,202.38           1,715.14        2,917.52      $276.19
                                                                                               ==========      =======
  Contrafund Subaccount................................       6,864.83           5,969.27       12,834.10      $356.57
                                                                                               ==========      =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................       1,357.75             894.43        2,252.18      $248.55
                                                                                               ==========      =======
  Partners Subaccount..................................             --           1,019.04        1,019.04      $186.43
                                                                                               ==========      =======
  Growth Subaccount....................................       2,932.12             876.57        3,808.69      $414.29
                                                                                               ==========      =======
  Balanced Subaccount..................................       1,018.87             178.05        1,196.92      $342.30
                                                                                               ==========      =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                                    OPTIONSVL
                                                                                      1998
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................       1,027.42           1,353.42        2,380.84      $268.34
                                                                                               ==========      =======
  Van Eck Worldwide Hard Assets Subaccount.............         841.97             298.82        1,140.79      $190.80
                                                                                               ==========      =======
  Van Eck Worldwide Emerging Markets Subaccount........       3,137.72           3,102.99        6,240.71      $131.20
                                                                                               ==========      =======
  Van Eck Worldwide Real Estate Subaccount.............             --             299.20          299.20      $171.15
                                                                                               ==========      =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......       6,357.32           4,330.11       10,687.43      $235.93
                                                                                               ==========      =======
American Century Fund:
  American Century Subaccount..........................       2,348.45             321.10        2,669.55      $236.35
                                                                                               ==========      =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --                 --              --           --
                                                                                               ==========      =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --                 --              --           --
                                                                                               ==========      =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                               SURVIVOR OPTIONSVL
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................       1,237.25              192.24       1,429.49      $469.52
                                                                                               ==========      =======
  Money Market Subaccount..............................       6,197.36           (3,796.93)      2,400.43      $262.85
                                                                                               ==========      =======
  Bond Subaccount......................................       1,447.22             (168.66)      1,278.56      $294.19
                                                                                               ==========      =======
  Managed Subaccount...................................         784.36              (82.08)        702.28      $393.56
                                                                                               ==========      =======
  Aggressive Growth Subaccount.........................         762.66              224.28         986.94      $546.90
                                                                                               ==========      =======
  International Subaccount.............................       1,484.77              315.42       1,800.19      $380.17
                                                                                               ==========      =======
  All Pro Large Cap Growth Subaccount..................         725.16              345.35       1,070.51      $235.36
                                                                                               ==========      =======
  All Pro Large Cap Value Subaccount...................         279.75              134.25         414.00      $200.97
                                                                                               ==========      =======
  All Pro Small Cap Growth Subaccount..................         175.29              562.55         737.84      $292.04
                                                                                               ==========      =======
  All Pro Small Cap Value Subaccount...................         727.97               (1.81)        726.16      $180.27
                                                                                               ==========      =======
  Equity 500 Index Subaccount**........................       5,190.85              648.46       5,839.31      $588.60
                                                                                               ==========      =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................       3,028.98             (297.56)      2,731.42      $482.32
                                                                                               ==========      =======
  Growth Subaccount....................................       2,608.38              864.87       3,473.25      $641.88
                                                                                               ==========      =======
  High Income Subaccount...............................       2,037.63              (72.15)      1,965.48      $247.31
                                                                                               ==========      =======
  Overseas Subaccount..................................       2,189.68            1,047.09       3,236.77      $361.81
                                                                                               ==========      =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................         596.73              102.91         699.64      $384.68
                                                                                               ==========      =======
  Investment Grade Bond Subaccount.....................       2,029.75              196.90       2,226.65      $300.03
                                                                                               ==========      =======
  Contrafund Subaccount................................       3,404.20              833.85       4,238.05      $408.38
                                                                                               ==========      =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................       1,288.91              164.27       1,453.18      $265.87
                                                                                               ==========      =======
  Partners Subaccount..................................       2,318.28              101.25       2,419.53      $198.98
                                                                                               ==========      =======
  Growth Subaccount....................................             --                  --             --           --
                                                                                               ==========      =======
  Balanced Subaccount..................................             --                  --             --           --
                                                                                               ==========      =======

---------------

** Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
   Subaccount.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                               SURVIVOR OPTIONSVL
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................         109.53               (7.56)        101.97      $248.74
                                                                                               ==========      =======
  Van Eck Worldwide Hard Assets Subaccount.............         424.66               17.61         442.27      $253.89
                                                                                               ==========      =======
  Van Eck Worldwide Emerging Markets Subaccount........         693.04              138.03         831.07      $150.79
                                                                                               ==========      =======
  Van Eck Worldwide Real Estate Subaccount.............         101.59              (38.78)         62.81      $196.52
                                                                                               ==========      =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......       3,586.35            1,037.14       4,623.49      $243.17
                                                                                               ==========      =======
American Century Fund:
  American Century Subaccount..........................             --                  --             --           --
                                                                                               ==========      =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --              387.45         387.45      $167.54
                                                                                               ==========      =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --               18.94          18.94      $198.73
                                                                                               ==========      =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                               SURVIVOR OPTIONSVL
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................          783.26             453.99       1,237.25      $430.72
                                                                                               ===========     =======
  Money Market Subaccount..............................        4,417.77           1,779.59       6,197.36      $249.25
                                                                                               ===========     =======
  Bond Subaccount......................................        1,276.11             171.11       1,447.22      $270.12
                                                                                               ===========     =======
  Managed Subaccount...................................          473.43             310.93         784.36      $364.01
                                                                                               ===========     =======
  Aggressive Growth Subaccount.........................          466.71             295.95         762.66      $397.88
                                                                                               ===========     =======
  International Subaccount.............................          698.06             786.71       1,484.77      $393.68
                                                                                               ===========     =======
  All Pro Large Cap Growth Subaccount..................           63.90             661.26         725.16      $292.28
                                                                                               ===========     =======
  All Pro Large Cap Value Subaccount...................          187.54              92.21         279.75      $198.77
                                                                                               ===========     =======
  All Pro Small Cap Growth Subaccount..................           69.19             106.10         175.29      $372.54
                                                                                               ===========     =======
  All Pro Small Cap Value Subaccount...................          257.34             470.63         727.97      $150.09
                                                                                               ===========     =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................        2,393.63             635.35       3,028.98      $447.75
                                                                                               ===========     =======
  Growth Subaccount....................................        1,703.62             904.76       2,608.38      $725.74
                                                                                               ===========     =======
  High Income Subaccount...............................        1,744.55             293.08       2,037.63      $321.07
                                                                                               ===========     =======
  Overseas Subaccount..................................        1,430.67             759.01       2,189.68      $450.18
                                                                                               ===========     =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................          377.08             219.65         596.73      $403.01
                                                                                               ===========     =======
  Index 500 Subaccount.................................        3,064.65           2,126.20       5,190.85      $652.53
                                                                                               ===========     =======
  Investment Grade Bond Subaccount.....................        1,387.16             642.59       2,029.75      $271.52
                                                                                               ===========     =======
  Contrafund Subaccount................................        2,427.94             976.26       3,404.20      $440.18
                                                                                               ===========     =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................        1,072.80             216.11       1,288.91      $250.59
                                                                                               ===========     =======
  Partners Subaccount..................................          165.11           2,153.17       2,318.28      $198.87
                                                                                               ===========     =======
  Growth Subaccount....................................          916.33            (916.33)            --           --
                                                                                               ===========     =======
  Balanced Subaccount..................................          343.56            (343.56)            --           --
                                                                                               ===========     =======
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................           67.22              42.31         109.53      $245.75
                                                                                               ===========     =======
  Van Eck Worldwide Hard Assets Subaccount.............          377.33              47.33         424.66      $229.36
                                                                                               ===========     =======
  Van Eck Worldwide Emerging Markets Subaccount........          454.13             238.91         693.04      $261.06
                                                                                               ===========     =======
  Van Eck Worldwide Real Estate Subaccount.............            4.29              97.30         101.59      $166.62
                                                                                               ===========     =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                               SURVIVOR OPTIONSVL
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Alger American Fund:
  Alger American Small Capitalization Subaccount.......        2,552.61           1,033.74       3,586.35      $336.18
                                                                                               ===========     =======
American Century Fund:
  American Century Subaccount..........................          505.36            (505.36)            --           --
                                                                                               ===========     =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................              --                 --             --           --
                                                                                               ===========     =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................              --                 --             --           --
                                                                                               ===========     =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                               SURVIVOR OPTIONSVL
                                                                                      1998
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................         545.52             237.74          783.26      $420.96
                                                                                               ==========      =======
  Money Market Subaccount..............................       3,872.43             545.34        4,417.77      $239.12
                                                                                               ==========      =======
  Bond Subaccount......................................       1,026.59             249.52        1,276.11      $281.21
                                                                                               ==========      =======
  Managed Subaccount...................................         466.19               7.24          473.43      $363.65
                                                                                               ==========      =======
  Aggressive Growth Subaccount.........................          97.10             369.61          466.71      $345.36
                                                                                               ==========      =======
  International Subaccount.............................         156.69             541.37          698.06      $306.38
                                                                                               ==========      =======
  All Pro Large Cap Growth Subaccount..................             --              63.90           63.90      $234.38
                                                                                               ==========      =======
  All Pro Large Cap Value Subaccount...................             --             187.54          187.54      $197.14
                                                                                               ==========      =======
  All Pro Small Cap Growth Subaccount..................             --              69.19           69.19      $195.15
                                                                                               ==========      =======
  All Pro Small Cap Value Subaccount...................             --             257.34          257.34      $164.28
                                                                                               ==========      =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................       1,006.74           1,386.89        2,393.63      $423.84
                                                                                               ==========      =======
  Growth Subaccount....................................         771.76             931.86        1,703.62      $531.49
                                                                                               ==========      =======
  High Income Subaccount...............................       1,123.20             621.35        1,744.55      $298.80
                                                                                               ==========      =======
  Overseas Subaccount..................................         877.59             553.08        1,430.67      $317.69
                                                                                               ==========      =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................         201.03             176.05          377.08      $365.14
                                                                                               ==========      =======
  Index 500 Subaccount.................................         708.22           2,356.43        3,064.65      $545.00
                                                                                               ==========      =======
  Investment Grade Bond Subaccount.....................       1,234.03             153.13        1,387.16      $276.19
                                                                                               ==========      =======
  Contrafund Subaccount................................         713.59           1,714.35        2,427.94      $356.57
                                                                                               ==========      =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................         719.24             353.56        1,072.80      $248.55
                                                                                               ==========      =======
  Partners Subaccount..................................             --             165.11          165.11      $186.43
                                                                                               ==========      =======
  Growth Subaccount....................................         313.66             602.67          916.33      $414.29
                                                                                               ==========      =======
  Balanced Subaccount..................................          37.41             306.15          343.56      $342.30
                                                                                               ==========      =======
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................          34.01              33.21           67.22      $268.34
                                                                                               ==========      =======
  Van Eck Worldwide Hard Assets Subaccount.............         335.53              41.80          377.33      $190.80
                                                                                               ==========      =======
  Van Eck Worldwide Emerging Markets Subaccount........          76.65             377.48          454.13      $131.20
                                                                                               ==========      =======
  Van Eck Worldwide Real Estate Subaccount.............             --               4.29            4.29      $171.15
                                                                                               ==========      =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                               SURVIVOR OPTIONSVL
                                                                                      1998
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Alger American Fund:
  Alger American Small Capitalization Subaccount.......         630.80           1,921.81        2,552.61      $235.93
                                                                                               ==========      =======
American Century Fund:
  American Century Subaccount..........................          63.79             441.57          505.36      $236.35
                                                                                               ==========      =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................             --                 --              --           --
                                                                                               ==========      =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................             --                 --              --           --
                                                                                               ==========      =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                                 OPTIONS PREMIER
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................        1,670.22           1,638.60       3,308.82      $295.27
                                                                                               ===========     =======
  Money Market Subaccount..............................       10,838.23           1,135.06      11,973.29      $145.42
                                                                                               ===========     =======
  Bond Subaccount......................................          325.93             208.67         534.60      $177.07
                                                                                               ===========     =======
  Managed Subaccount...................................          105.51             335.49         441.00      $250.75
                                                                                               ===========     =======
  Aggressive Growth Subaccount.........................          274.32           1,320.22       1,594.54      $348.44
                                                                                               ===========     =======
  International Subaccount.............................          456.09             973.09       1,429.18      $220.92
                                                                                               ===========     =======
  All Pro Large Cap Growth Subaccount..................        2,399.75           3,428.43       5,828.18      $117.37
                                                                                               ===========     =======
  All Pro Large Cap Value Subaccount...................        1,496.99           2,313.86       3,810.85      $100.22
                                                                                               ===========     =======
  All Pro Small Cap Growth Subaccount..................        1,572.90           4,645.56       6,218.46      $145.63
                                                                                               ===========     =======
  All Pro Small Cap Value Subaccount...................        1,697.26           2,063.36       3,760.62      $ 89.89
                                                                                               ===========     =======
  Equity 500 Index Subaccount**........................        7,052.43          10,873.95      17,926.38      $314.36
                                                                                               ===========     =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................        4,391.66           4,874.83       9,266.49      $270.08
                                                                                               ===========     =======
  Growth Subaccount....................................        4,671.29          10,318.50      14,989.79      $330.94
                                                                                               ===========     =======
  High Income Subaccount...............................          979.93             955.09       1,935.02      $123.26
                                                                                               ===========     =======
  Overseas Subaccount..................................        4,097.91           7,613.40      11,711.31      $165.29
                                                                                               ===========     =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................        2,105.17           6,232.65       8,337.82      $194.13
                                                                                               ===========     =======
  Investment Grade Bond Subaccount.....................        1,387.39           2,343.17       3,730.56      $150.45
                                                                                               ===========     =======
  Contrafund Subaccount................................        7,750.33          11,861.15      19,611.48      $203.24
                                                                                               ===========     =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................        1,041.01             128.14       1,169.15      $134.73
                                                                                               ===========     =======
  Partners Subaccount..................................        1,521.09             116.44       1,637.53      $ 99.22
                                                                                               ===========     =======

---------------

** Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
   Subaccount.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                                 OPTIONS PREMIER
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................           73.25              54.54         127.79      $126.79
                                                                                               ===========     =======
  Van Eck Worldwide Hard Assets Subaccount.............          681.43             327.04       1,008.47      $116.20
                                                                                               ===========     =======
  Van Eck Worldwide Emerging Markets Subaccount........        2,249.69           6,742.37       8,992.06      $ 75.04
                                                                                               ===========     =======
  Van Eck Worldwide Real Estate Subaccount.............          425.33           1,093.01       1,518.34      $ 98.00
                                                                                               ===========     =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......        3,200.32           8,427.65      11,627.97      $121.02
                                                                                               ===========     =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................              --           1,696.07       1,696.07      $ 83.71
                                                                                               ===========     =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................              --             690.72         690.72      $ 99.30
                                                                                               ===========     =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                                 OPTIONS PREMIER
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................         --                1,670.22       1,670.22      $271.14
                                                                                               ===========     =======
  Money Market Subaccount..............................         --               10,838.23      10,838.23      $138.03
                                                                                               ===========     =======
  Bond Subaccount......................................         --                  325.93         325.93      $162.75
                                                                                               ===========     =======
  Managed Subaccount...................................         --                  105.51         105.51      $232.16
                                                                                               ===========     =======
  Aggressive Growth Subaccount.........................         --                  274.32         274.32      $253.74
                                                                                               ===========     =======
  International Subaccount.............................         --                  456.09         456.09      $229.00
                                                                                               ===========     =======
  All Pro Large Cap Growth Subaccount..................         --                2,399.75       2,399.75      $145.90
                                                                                               ===========     =======
  All Pro Large Cap Value Subaccount...................         --                1,496.99       1,496.99      $ 99.22
                                                                                               ===========     =======
  All Pro Small Cap Growth Subaccount..................         --                1,572.90       1,572.90      $185.96
                                                                                               ===========     =======
  All Pro Small Cap Value Subaccount...................         --                1,697.26       1,697.26      $ 74.92
                                                                                               ===========     =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................         --                4,391.66       4,391.66      $250.97
                                                                                               ===========     =======
  Growth Subaccount....................................         --                4,671.29       4,671.29      $374.55
                                                                                               ===========     =======
  High Income Subaccount...............................         --                  979.93         979.93      $160.18
                                                                                               ===========     =======
  Overseas Subaccount..................................         --                4,097.91       4,097.91      $205.87
                                                                                               ===========     =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................         --                2,105.17       2,105.17      $203.59
                                                                                               ===========     =======
  Index 500 Subaccount.................................         --                7,052.43       7,052.43      $348.85
                                                                                               ===========     =======
  Investment Grade Bond Subaccount.....................         --                1,387.39       1,387.39      $136.28
                                                                                               ===========     =======
  Contrafund Subaccount................................         --                7,750.33       7,750.33      $219.28
                                                                                               ===========     =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................         --                1,041.01       1,041.01      $127.12
                                                                                               ===========     =======
  Partners Subaccount..................................         --                1,521.09       1,521.09      $ 99.27
                                                                                               ===========     =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                                 OPTIONS PREMIER
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................         --                   73.25          73.25      $125.38
                                                                                               ===========     =======
  Van Eck Worldwide Hard Assets Subaccount.............         --                  681.43         681.43      $105.08
                                                                                               ===========     =======
  Van Eck Worldwide Emerging Markets Subaccount........         --                2,249.69       2,249.69      $130.05
                                                                                               ===========     =======
  Van Eck Worldwide Real Estate Subaccount.............         --                  425.33         425.33      $ 83.17
                                                                                               ===========     =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......         --                3,200.32       3,200.32      $167.47
                                                                                               ===========     =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................         --                      --             --           --
                                                                                               ===========     =======
Strong Opportunity Fund II, Inc.:
  Strong Opportunity Fund II...........................         --                      --             --           --
                                                                                               ===========     =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                            SURVIVOR OPTIONS PREMIER
                                                                                      2000
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................         8.48               46.91           55.39       $295.27
                                                                                                ========       =======
  Money Market Subaccount..............................       306.46              730.26        1,036.72       $145.42
                                                                                                ========       =======
  Bond Subaccount......................................           --               11.55           11.55       $177.07
                                                                                                ========       =======
  Managed Subaccount...................................           --               15.28           15.28       $250.75
                                                                                                ========       =======
  Aggressive Growth Subaccount.........................           --               50.04           50.04       $348.44
                                                                                                ========       =======
  International Subaccount.............................           --               54.88           54.88       $220.92
                                                                                                ========       =======
  All Pro Large Cap Growth Subaccount..................        12.95              117.75          130.70       $117.37
                                                                                                ========       =======
  All Pro Large Cap Value Subaccount...................        28.56               23.87           52.43       $100.22
                                                                                                ========       =======
  All Pro Small Cap Growth Subaccount..................         8.13              141.98          150.11       $145.63
                                                                                                ========       =======
  All Pro Small Cap Value Subaccount...................        20.17               77.10           97.27       $ 89.89
                                                                                                ========       =======
  Equity 500 Index Subaccount**........................       547.58              799.30        1,346.88       $314.36
                                                                                                ========       =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................       153.97              398.76          552.73       $270.08
                                                                                                ========       =======
  Growth Subaccount....................................       204.10            2,834.35        3,038.45       $330.94
                                                                                                ========       =======
  High Income Subaccount...............................           --              154.55          154.55       $123.26
                                                                                                ========       =======
  Overseas Subaccount..................................         9.18              445.78          454.96       $165.29
                                                                                                ========       =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................           --               38.53           38.53       $194.13
                                                                                                ========       =======
  Investment Grade Bond Subaccount.....................           --               42.71           42.71       $150.45
                                                                                                ========       =======
  Contrafund Subaccount................................         7.35              587.31          594.66       $203.24
                                                                                                ========       =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................         7.43                4.49           11.92       $134.73
                                                                                                ========       =======
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................           --                8.53            8.53       $126.79
                                                                                                ========       =======
  Van Eck Worldwide Hard Assets Subaccount.............         8.99               38.91           47.90       $116.20
                                                                                                ========       =======
  Van Eck Worldwide Emerging Markets Subaccount........           --              132.58          132.58       $ 75.04
                                                                                                ========       =======
  Van Eck Worldwide Real Estate Subaccount.............        18.17               (5.88)          12.29       $ 98.00
                                                                                                ========       =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......           --            1,374.52        1,374.52       $121.02
                                                                                                ========       =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................           --            3,796.47        3,796.47       $ 83.71
                                                                                                ========       =======

---------------
** Prior to February 7, 2000, this subaccount was known as Fidelity Index 500
   Subaccount.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

------------------------------------------------------------------------------------------------------------------------
                                                                            SURVIVOR OPTIONS PREMIER
                                                                                      1999
------------------------------------------------------------------------------------------------------------------------
                                                                             NET (DECREASE)/
                                                            UNITS OWNED        INCREASE IN     UNITS OWNED   UNIT VALUE
                                                         BEGINNING OF YEAR     UNITS OWNED     END OF YEAR   END OF YEAR
------------------------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Subaccount....................................         --                 8.48            8.48        $271.14
                                                                                                 ======        =======
  Money Market Subaccount..............................         --               306.46          306.46        $138.03
                                                                                                 ======        =======
  Bond Subaccount......................................         --                   --              --             --
                                                                                                 ======        =======
  Managed Subaccount...................................         --                   --              --             --
                                                                                                 ======        =======
  Aggressive Growth Subaccount.........................         --                   --              --             --
                                                                                                 ======        =======
  International Subaccount.............................         --                   --              --             --
                                                                                                 ======        =======
  All Pro Large Cap Growth Subaccount..................         --                12.95           12.95        $145.90
                                                                                                 ======        =======
  All Pro Large Cap Value Subaccount...................         --                28.56           28.56        $ 99.22
                                                                                                 ======        =======
  All Pro Small Cap Growth Subaccount..................         --                 8.13            8.13        $185.96
                                                                                                 ======        =======
  All Pro Small Cap Value Subaccount...................         --                20.17           20.17        $ 74.92
                                                                                                 ======        =======
Variable Insurance Products Fund:
  Equity-Income Subaccount.............................         --               153.97          153.97        $250.97
                                                                                                 ======        =======
  Growth Subaccount....................................         --               204.10          204.10        $374.55
                                                                                                 ======        =======
  High Income Subaccount...............................         --                   --              --             --
                                                                                                 ======        =======
  Overseas Subaccount..................................         --                 9.18            9.18        $205.87
                                                                                                 ======        =======
Variable Insurance Products Fund II:
  Asset Manager Subaccount.............................         --                   --              --             --
                                                                                                 ======        =======
  Index 500 Subaccount.................................         --               547.58          547.58        $348.85
                                                                                                 ======        =======
  Investment Grade Bond Subaccount.....................         --                   --              --             --
                                                                                                 ======        =======
  Contrafund Subaccount................................         --                 7.35            7.35        $219.28
                                                                                                 ======        =======
Neuberger Berman Advisers Management Trust:
  Limited Maturity Bond Subaccount.....................         --                 7.43            7.43        $127.12
                                                                                                 ======        =======
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Subaccount....................         --                   --              --             --
                                                                                                 ======        =======
  Van Eck Worldwide Hard Assets Subaccount.............         --                 8.99            8.99        $105.08
                                                                                                 ======        =======
  Van Eck Worldwide Emerging Markets Subaccount........         --                   --              --             --
                                                                                                 ======        =======
  Van Eck Worldwide Real Estate Subaccount.............         --                18.17           18.17        $ 83.17
                                                                                                 ======        =======
Alger American Fund:
  Alger American Small Capitalization Subaccount.......         --                   --              --             --
                                                                                                 ======        =======
Strong Variable Insurance Funds, Inc.:
  Strong Mid Cap Growth Fund II........................         --                   --              --             --
                                                                                                 ======        =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS

PLACA makes certain deductions from premiums before amounts are allocated to each Subaccount selected by the policyholder. The deductions may include (1) state premium taxes, (2) sales charges and (3) Federal tax charges. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

In addition to the aforementioned charges, a daily charge will be deducted from the Separate Account for mortality and expense risks assumed by PLACA. The charge is deducted at an annual rate of 0.65% - 0.75% of the average daily net assets of the Separate Account. This charge may be increased on a prospective basis, but in no event will it be greater than 0.90% of the average daily net assets of the Separate Account.

The Separate Account is also charged monthly by PLACA for the cost of insurance protection. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and (4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

During any given policy year, the first twelve transfers by a policyholder of amounts in the Subaccounts are free of charge. A fee of $25 is assessed for each additional transfer.

The policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus reimbursements of certain deductions previously made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

If a policy is surrendered or lapses within the first 10-15 policy years (depending on the policy), a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. A deferred sales charge will be imposed if a policy is surrendered or lapses at any time within 10-15 years after the effective date of an increase in face amount. A portion of the deferred sales charge will be deducted if the related increment of face amount is decreased within 10-15 years after such increase took effect. These charges are recorded as administrative charges in the statements of changes in net assets.

                                PROVIDENTMUTUAL
                            LIFE AND ANNUITY COMPANY
                                   OF AMERICA
     (A WHOLLY-OWNED SUBSIDIARY OF PROVIDENT MUTUAL LIFE INSURANCE COMPANY)

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Providentmutual Life and Annuity Company of America

In our opinion, the accompanying statements of financial condition and the related statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of Providentmutual Life and Annuity Company of America (a wholly-owned stock life insurance subsidiary of Provident Mutual Life Insurance Company), at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
February 2, 2001

                    PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY
                                   OF AMERICA

                       STATEMENTS OF FINANCIAL CONDITION
                                 (IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
ASSETS
Investments:
  Fixed maturities:
     Available for sale, at market (cost: 2000-$308,364;
      1999-$320,293)........................................  $  297,484    $  304,681
     Held to maturity, at amortized cost (market:
      2000-$30,979; 1999-$41,906)...........................      30,977        42,263
  Equity securities, at market (cost: 2000-$181;
     1999-$232).............................................         377           400
  Mortgage loans............................................      60,208        58,179
  Real estate...............................................       1,549         1,794
  Policy loans..............................................      14,505        11,168
  Other invested assets.....................................       3,971         2,041
                                                              ----------    ----------
       Total investments....................................     409,071       420,526
                                                              ----------    ----------
Cash and cash equivalents...................................       4,033         6,010
Premiums due................................................         320            --
Investment income due and accrued...........................       6,876         6,868
Deferred policy acquisition costs...........................     139,063       133,347
Reinsurance recoverable.....................................       5,025         3,515
Separate account assets.....................................   1,107,659     1,127,941
Other assets................................................       2,753         1,179
                                                              ----------    ----------
       Total assets.........................................  $1,674,800    $1,699,386
                                                              ==========    ==========
LIABILITIES
Policy liabilities:
  Future policyholder benefits..............................  $  467,015    $  482,673
  Other policy obligations..................................       1,913         1,744
                                                              ----------    ----------
       Total policy liabilities.............................     468,928       484,417
                                                              ----------    ----------
Payable to parent...........................................         415           917
Federal income taxes payable:
  Current...................................................       1,310         2,676
  Deferred..................................................       2,065         1,246
Separate account liabilities................................   1,104,089     1,124,803
Other liabilities...........................................       5,700         5,191
                                                              ----------    ----------
       Total liabilities....................................   1,582,507     1,619,250
                                                              ----------    ----------
COMMITMENTS AND CONTINGENCIES -- NOTE 10
EQUITY
  Common stock, $10 par value; authorized 500,000 shares;
     issued and outstanding 250,000 shares..................       2,500         2,500
  Contributed capital in excess of par......................      49,165        44,165
  Retained earnings.........................................      44,126        37,306
  Accumulated other comprehensive income:
     Net unrealized (depreciation) appreciation on
      securities............................................      (3,498)       (3,835)
                                                              ----------    ----------
       Total equity.........................................      92,293        80,136
                                                              ----------    ----------
       Total liabilities and equity.........................  $1,674,800    $1,699,386
                                                              ==========    ==========

                 See accompanying notes to financial statements

                    PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY
                                   OF AMERICA

                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                               2000       1999       1998
                                                              -------    -------    -------
REVENUES
Policy and contract charges.................................  $30,273    $29,386    $18,239
Premiums....................................................   22,283     18,031     13,269
Net investment income.......................................   30,541     34,876     35,262
Other income................................................    4,184      2,927      2,705
Net realized (losses) gains on investments..................   (1,457)    (1,887)     2,010
                                                              -------    -------    -------
  Total revenues............................................   85,824     83,333     71,485
                                                              -------    -------    -------
BENEFITS AND EXPENSES
Policy and contract benefits................................   14,722     13,435     13,884
Change in future policyholder benefits......................   31,110     32,415     24,791
Commissions and operating expenses..........................   30,239     22,736     19,859
Policyholder dividends......................................    1,161      1,090        958
                                                              -------    -------    -------
  Total benefits and expenses...............................   77,232     69,676     59,492
                                                              -------    -------    -------
     Income before income taxes.............................    8,592     13,657     11,993
Income tax expense:
  Current...................................................    1,135      2,645      3,776
  Deferred..................................................      637      2,052        436
                                                              -------    -------    -------
     Total income tax expense...............................    1,772      4,697      4,212
                                                              -------    -------    -------
       Net Income...........................................  $ 6,820    $ 8,960    $ 7,781
                                                              =======    =======    =======

                 See accompanying notes to financial statements

                    PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY
                                   OF AMERICA

                              STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

                                                                                      NET
                                                        CONTRIBUTED                UNREALIZED
                                      COMMON              CAPITAL                 APPRECIATION
                                      STOCK    COMMON    IN EXCESS    RETAINED   (DEPRECIATION)    TOTAL
                                      SHARES   STOCK      OF PAR      EARNINGS   ON SECURITIES    EQUITY
                                      ------   ------   -----------   --------   --------------   -------
Balance at January 1, 1998..........  2,500    $2,500     $44,165     $20,565       $ 2,859       $70,089
                                                                                                  -------
  Comprehensive income
     Net income.....................     --       --           --       7,781            --         7,781
     Other comprehensive income, net
       of tax:
       Change in unrealized
          appreciation
          (depreciation) on
          securities................     --       --           --          --          (604)         (604)
                                                                                                  -------
  Total comprehensive income........                                                                7,177
                                      -----    ------     -------     -------       -------       -------
Balance at December 31, 1998........  2,500    2,500       44,165      28,346         2,255        77,266
                                                                                                  -------
  Comprehensive income
     Net income.....................     --       --           --       8,960            --         8,960
     Other comprehensive income, net
       of tax:
       Change in unrealized
          appreciation
          (depreciation) on
          securities................     --       --           --          --        (6,090)       (6,090)
                                                                                                  -------
  Total comprehensive income........                                                                2,870
                                      -----    ------     -------     -------       -------       -------
Balance at December 31, 1999........  2,500    2,500       44,165      37,306        (3,835)       80,136
                                                                                                  -------
  Comprehensive income
     Net income.....................     --       --           --       6,820            --         6,820
     Other comprehensive income, net
       of tax:
       Change in unrealized
          appreciation
          (depreciation) on
          securities................     --       --           --          --           337           337
                                                                                                  -------
  Total comprehensive income........                                                                7,157
  Capital contribution from
     parent.........................     --       --        5,000          --            --         5,000
                                      -----    ------     -------     -------       -------       -------
Balance at December 31, 2000........  2,500    $2,500     $49,165     $44,126       $(3,498)      $92,293
                                      =====    ======     =======     =======       =======       =======

                 See accompanying notes to financial statements

                    PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY
                                   OF AMERICA

                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                  YEARS ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2000        1999        1998
                                                              ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   6,820   $   8,960   $   7,781
Adjustments to reconcile net income to net cash provided by
  (used in) operating activities:
  Interest credited to variable universal life and
    investment products.....................................     23,279      24,461      21,927
  Amortization of deferred policy acquisition costs.........     24,379      16,426      14,804
  Capitalization of deferred policy acquisition costs.......    (34,336)    (31,369)    (35,985)
  Deferred Federal income taxes.............................        637       2,052         436
  Net realized losses (gains) on investments................      1,457       1,887      (2,010)
  Change in reinsurance recoverable.........................     (1,510)       (461)     71,620
  Change in policy liabilities..............................      8,781        (894)    (77,582)
  Other, net................................................     (1,029)     (3,498)     (4,004)
                                                              ---------   ---------   ---------
    Net cash provided by (used in) operating activities.....     28,478      17,564      (3,013)
                                                              ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of investments:
  Available for sale securities.............................     27,576      27,312      22,472
  Equity securities.........................................        113         652         370
  Real estate...............................................        489          --       5,324
  Other invested assets.....................................        303         566         248
Proceeds from maturities of investments:
  Held to maturity securities...............................     14,653      13,801      10,128
  Available for sale securities.............................     35,151      58,546      56,894
  Mortgage loans............................................      6,369       8,631       4,436
Purchases of investments:
  Held to maturity securities...............................     (3,290)     (1,080)     (2,000)
  Available for sale securities.............................    (54,214)    (53,496)   (119,639)
  Equity securities.........................................         (5)         --        (207)
  Mortgage loans............................................     (9,125)     (8,825)    (17,166)
  Real estate...............................................         (6)        (65)       (195)
  Other invested assets.....................................     (2,233)     (2,507)         --
Contributions of separate account seed money................       (350)         --        (330)
Withdrawals of separate account seed money..................         --          --         265
Policy loans, net...........................................     (3,337)     (2,714)     (1,729)
                                                              ---------   ---------   ---------
    Net cash provided by (used in) investing activities.....     12,094      40,821     (41,129)
                                                              ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Variable universal life and investment product deposits.....    204,658     212,196     302,071
Variable universal life and investment product withdrawals
  and fees..................................................   (252,207)   (270,152)   (252,348)
Capital contribution from parent............................      5,000          --          --
                                                              ---------   ---------   ---------
    Net cash (used in) provided by financing activities.....    (42,549)    (57,956)     49,723
                                                              ---------   ---------   ---------
    Net change in cash and cash equivalents.................     (1,977)        429       5,581
Cash and cash equivalents, beginning of year................      6,010       5,581          --
                                                              ---------   ---------   ---------
Cash and cash equivalents, end of year......................  $   4,033   $   6,010   $   5,581
                                                              =========   =========   =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for income taxes..................  $   2,500   $   6,246   $   1,434
                                                              =========   =========   =========
Foreclosure of mortgage loans...............................  $     653   $   1,245   $     500
                                                              =========   =========   =========

                 See accompanying notes to financial statements

                    PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY
                                   OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Providentmutual Life and Annuity Company of America (the Company) is a stock life insurance company and a wholly-owned subsidiary of Provident Mutual Life Insurance Company (Provident Mutual).

The Company sells life and annuity products principally through a personal producing general agency (PPGA) and a brokerage sales force. The Company is licensed to operate in 49 states and the District of Columbia, each of which has regulatory oversight. Sales in 16 states accounted for 74% of the Company's sales for the year ended December 31, 2000. For many of the life insurance and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, selected benefit elements and policy provisions are determined by statutes and regulations in each of these states.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). Certain prior year amounts have been reclassified to conform to the current year presentation.

The Company prepares financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP). Practices under SAP vary from GAAP primarily with respect to the deferral and subsequent amortization of policy acquisition costs, the valuation of policy reserves, the accounting for deferred taxes, the inclusion of statutory asset valuation and interest maintenance reserves and the establishment of investment valuation allowances.

Amounts disclosed in the footnotes are denoted in thousands of dollars.

Statutory net income was $603, $886 and $1,702 for the years ended December 31, 2000, 1999 and 1998, respectively. Statutory surplus was $43,372 and $44,161 as of December 31, 2000 and 1999, respectively.

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

INVESTED ASSETS

Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred policy acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

Equity securities are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred policy acquisition costs.

Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Upon impairment, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. Changes in the reserve are credited (charged) to operations. Reserves totaled $740 at both December 31, 2000 and 1999.

Policy loans are reported at unpaid principal balances.

Foreclosed real estate is carried at lower of cost or fair value and is held for sale.

Other invested assets consist of limited partnerships carried at the lower of cost or market value.

Cash and cash equivalents include cash and all highly liquid investments with a maturity of three months or less when purchased.

It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, but not for income generation or speculative purposes. Derivatives utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

The net interest effect of futures transactions is settled on a daily basis. Cash paid or received is recorded daily, along with a receivable/payable, to settle the futures contract prior to the contract termination. The receivable/payable is carried until the contract is terminated and the remaining balance is included in either net investment income or realized gain or loss. Upon termination of a futures contract that is identified to a specific security, any gain or loss is deferred and amortized to net investment income over the expected remaining life of the hedged security. If the futures contract is not identified to a specific security, any gain or loss on termination is reported as a realized gain or loss.

Interest rate swaps are settled on the contract date. Cash paid or received is reported as an adjustment to net investment income.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement requires that all derivatives be recorded at fair value in the statement of financial condition as either assets or liabilities. The accounting for changes in the fair value of a derivative depends on its intended use and its resulting designation. This Statement is effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of SFAS No. 133", which changed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company plans to adopt the provisions of SFAS No. 133 effective January 1, 2001. The Company has reviewed the provisions of SFAS No. 133 and has determined that its impact on the financial statements will not be material.

Effective January 1, 1999, the Company adopted Statement of Position (SOP) No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for determining measurement and recognition of a liability or an asset for insurance-related assessments. The adoption of this statement did not have a material effect on the results of operations or the financial position of the Company.

BENEFIT RESERVES AND POLICYHOLDER CONTRACT DEPOSITS

  Traditional Life Insurance Products

Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating. In addition to guaranteeing benefits, they pay dividends, as declared annually by the Company based on its experience.

Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, reserve assumptions are based on mortality rates consistent with those underlying the cash values and investment rates consistent with the Company's dividend practices. For most policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality tables at interest rates ranging from 3.5% to 4.5%.

  Variable Life Insurance and Investment-Type Products

Variable life products are flexible premium variable universal life. Investment-type products consist primarily of single premium and flexible premium annuity contracts.

Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

PREMIUMS, CHARGES AND BENEFITS

  Traditional Life Insurance Products

Premiums for individual life policies are recognized when due.

Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

  Variable Life Insurance and Investment-Type Products

Revenues for variable life insurance and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the statements of operations. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other policies, the account balances were credited interest at rates which ranged from 4.0% to 7.9% in 2000.

  Deferred Policy Acquisition Costs

The costs that vary with and are directly related to the production of new business have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yields, before realized capital gains and losses, in the calculation of expected gross margins was 7.9% for 2000, 8.0% for 1999 and 8.25% for 1998.

Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incidence of expected gross profits, including realized investment gains and losses, over the expected lives of the policies.

Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

CAPITAL GAINS AND LOSSES

Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold. A realized capital loss is recorded at the time a decline in the value of an investment is determined to be other than temporary.

POLICYHOLDER DIVIDENDS

Annually, the Board of Directors declares the amount of dividends to be paid to participating policyholders in the following calendar year. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying financial statements as a liability and as a charge to operations.

REINSURANCE

Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

SEPARATE ACCOUNTS

Separate account assets and liabilities reflect segregated funds administered and invested by the Company for the benefit of variable annuity contractholders and variable life insurance policyholders.

The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return and on the Company's seed money. The separate account assets are carried at fair value.

FEDERAL INCOME TAXES

Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying financial statements and those in the Company's income tax returns.

2.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 2000 and 1999:

                                       DECEMBER 31, 2000           DECEMBER 31, 1999
                                    ------------------------    ------------------------
                                       FAIR        CARRYING        FAIR        CARRYING
                                      VALUE         VALUE         VALUE         VALUE
                                    ----------    ----------    ----------    ----------
ASSETS
Fixed maturities:
  Available for sale..............    $297,484      $297,484      $304,681      $304,681
  Held to maturity................     $30,979       $30,977       $41,906       $42,263
Equity securities.................        $377          $377          $400          $400
Mortgage loans....................     $62,074       $60,208       $57,261       $58,179
LIABILITIES FOR INVESTMENT-TYPE
  INSURANCE CONTRACTS
Supplementary contracts without
  life contingencies..............      $7,528        $7,556        $7,407        $7,428
Individual annuities..............  $1,296,374    $1,327,701    $1,346,732    $1,384,023

The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the policyholder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments." However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

INVESTMENT SECURITIES

Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

MORTGAGE LOANS

Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

POLICY LOANS

Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed interest rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

INDIVIDUAL ANNUITIES AND SUPPLEMENTARY CONTRACTS

The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

POLICYHOLDER DIVIDENDS AND ACCUMULATIONS

The policyholder dividend and accumulation liabilities will ultimately be settled in cash, applied toward the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3.  MARKETABLE SECURITIES

The amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 2000 and 1999 are as follows:

                                                                  DECEMBER 31, 2000
                                                  --------------------------------------------------
                                                                 GROSS         GROSS       ESTIMATED
                                                  AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                  COST         GAINS         LOSSES        VALUE
------------------                                ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies..........  $  1,696       $   65       $     1      $  1,760
Obligations of states and political
  subdivisions..................................     1,197           32             7         1,222
Corporate securities............................   286,694        2,580        13,695       275,579
Mortgage-backed securities......................    18,777          316           170        18,923
                                                  --------       ------       -------      --------
  Subtotal -- fixed maturities..................   308,364        2,993        13,873       297,484
Equity securities...............................       181          234            38           377
                                                  --------       ------       -------      --------
  Total.........................................  $308,545       $3,227       $13,911      $297,861
                                                  ========       ======       =======      ========

                                                                   DECEMBER 31, 2000
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........   $ 4,136        $463          $ --        $ 4,599
Corporate securities.............................    25,687         326           840         25,173
Mortgage-backed securities.......................     1,154          53            --          1,207
                                                    -------        ----          ----        -------
  Total..........................................   $30,977        $842          $840        $30,979
                                                    =======        ====          ====        =======

                                                                  DECEMBER 31, 1999
                                                  --------------------------------------------------
                                                                 GROSS         GROSS       ESTIMATED
                                                  AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                  COST         GAINS         LOSSES        VALUE
------------------                                ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies..........  $  1,714       $    1       $    67      $  1,648
Obligations of states and political
  subdivisions..................................       952           37            --           989
Corporate securities............................   290,080          751        15,499       275,332
Mortgage-backed securities......................    27,547          155           990        26,712
                                                  --------       ------       -------      --------
  Subtotal -- fixed maturities..................   320,293          944        16,556       304,681
Equity securities...............................       232          171             3           400
                                                  --------       ------       -------      --------
  Total.........................................  $320,525       $1,115       $16,559      $305,081
                                                  ========       ======       =======      ========

                                                                   DECEMBER 31, 1999
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...........   $ 4,165        $182          $ 23        $ 4,324
Corporate securities.............................    36,770          99           653         36,216
Mortgage-backed securities.......................     1,328          38            --          1,366
                                                    -------        ----          ----        -------
  Total..........................................   $42,263        $319          $676        $41,906
                                                    =======        ====          ====        =======

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2000, by contractual maturity, are as follows:

                                                              AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                              COST       FAIR VALUE
------------------                                            ---------    ----------
Due in one year or less.....................................  $ 20,135      $ 20,163
Due after one year through five years.......................   144,185       141,649
Due after five years through ten years......................    84,306        79,805
Due after ten years.........................................    59,738        55,867
                                                              --------      --------
  Total.....................................................  $308,364      $297,484
                                                              ========      ========

                                                              AMORTIZED    ESTIMATED
HELD TO MATURITY                                                COST       FAIR VALUE
----------------                                              ---------    ----------
Due in one year or less.....................................   $   300      $   302
Due after one year through five years.......................    18,198       17,728
Due after five years through ten years......................     9,731       10,140
Due after ten years.........................................     2,748        2,809
                                                               -------      -------
  Total.....................................................   $30,977      $30,979
                                                               =======      =======

Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

Realized (losses) gains on investments for the years ended December 31, 2000, 1999 and 1998 are summarized as follows:

                                                          2000       1999       1998
                                                         -------    -------    ------
Fixed maturities.......................................  $(1,099)   $(1,506)   $ (292)
Equity securities......................................       57       (393)     (273)
Mortgage loans.........................................       --         --      (194)
Real estate............................................     (415)        --     2,735
Other invested assets..................................       --         12        34
                                                         -------    -------    ------
                                                         $(1,457)   $(1,887)   $2,010
                                                         =======    =======    ======

Net unrealized (depreciation) appreciation on available for sale securities as of December 31, 2000 and 1999 is summarized as follows:

                                                                2000        1999
                                                              --------    --------
Net unrealized (depreciation) appreciation before
  adjustments for the following:............................  $(10,684)   $(15,444)
     Amortization of deferred policy acquisition costs......     5,304       9,545
     Deferred Federal income taxes..........................     1,882       2,064
                                                              --------    --------
Net unrealized (depreciation) appreciation..................  $ (3,498)   $ (3,835)
                                                              ========    ========

Net investment income, by type of investment, is as follows for the years ending December 31, 2000, 1999 and 1998:

                                                         2000       1999       1998
                                                        -------    -------    -------
Gross investment income:
Fixed maturities:
  Available for sale..................................  $22,586    $25,413    $25,294
  Held to maturity....................................    2,880      4,126      4,686
Equity securities.....................................        7          2         66
Mortgage loans........................................    4,842      5,099      4,485
Real estate...........................................      300        183        523
Policy loans..........................................      606        427        299
Cash and cash equivalents.............................      455        255        431
Other, net............................................      216        119        781
                                                        -------    -------    -------
                                                         31,892     35,624     36,565
Less investment expenses..............................   (1,351)      (748)    (1,303)
                                                        -------    -------    -------
Net investment income.................................  $30,541    $34,876    $35,262
                                                        =======    =======    =======

4.  MORTGAGE LOANS

There were no impaired loans as of December 31, 2000 and 1999.

A reconciliation of the reserve balance, which represents general reserves, for mortgage loans for 2000 and 1999 is as follows:

                                                              2000     1999
                                                              ----    ------
Balance at January 1........................................  $740    $1,064
Provision, net of recoveries................................    --      (324)
Releases due to foreclosures................................    --        --
                                                              ----    ------
Balance at December 31......................................  $740    $  740
                                                              ====    ======

The average recorded investment in impaired loans was $0 and $1,418 during 2000 and 1999, respectively. Interest income recognized on impaired loans during 2000, 1999 and 1998 was $0, $124 and $237, respectively. All interest income on impaired loans was recognized on the cash basis.

5.  REAL ESTATE

Real estate totaled $1,549 and $1,794 as of December 31, 2000 and 1999, respectively. Depreciation expense was $0, $0 and $116 for the years ended December 31, 2000, 1999 and 1998, respectively.

6.  DEFERRED POLICY ACQUISITION COSTS

A reconciliation of the deferred policy acquisition cost (DAC) asset for 2000, 1999 and 1998 is as follows:

                                                       2000        1999        1998
                                                     --------    --------    --------
Balance at January 1,..............................  $133,347    $104,913    $ 83,291
Expenses deferred..................................    34,336      31,369      35,985
Amortization of DAC................................   (24,379)    (16,426)    (14,804)
Effect on DAC from unrealized (gains) losses.......    (4,241)     13,491         441
                                                     --------    --------    --------
Balance at December 31,............................  $139,063    $133,347    $104,913
                                                     ========    ========    ========

7.  FEDERAL INCOME TAXES

The Company is included in a consolidated Federal income tax return with Provident Mutual. The tax liability is accrued on a separate company basis, adjusted for an allocation of an equity tax from Provident Mutual.

The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows:

                                                            YEAR ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2000       1999      1998
                                                          -------    ------    ------
Federal income tax at statutory rate....................  $ 3,007    $4,780    $4,198
  Current year equity tax...............................      528       817       664
  True down of prior years' equity tax..................     (664)     (900)     (650)
  Other.................................................   (1,099)       --        --
                                                          -------    ------    ------
Provision for Federal income tax from operations........  $ 1,772    $4,697    $4,212
                                                          =======    ======    ======

Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 2000 and 1999:

                                                               2000       1999
                                                              -------    -------
DEFERRED TAX LIABILITY
Deferred policy acquisition costs...........................  $39,254    $36,685
                                                              -------    -------
  Total deferred tax liability..............................   39,254     36,685
                                                              -------    -------
DEFERRED TAX ASSET
Reserves....................................................   33,466     32,505
Invested assets.............................................    1,484        422
Policyholder dividends......................................      218        203
Net unrealized loss on available for sale securities........    1,883      2,065
Other.......................................................      138        244
                                                              -------    -------
  Total deferred tax asset..................................   37,189     35,439
                                                              -------    -------
Net deferred tax liability..................................  $ 2,065    $ 1,246
                                                              =======    =======

Under current tax law, stock life insurance companies are taxed at current rates on distributions from the special surplus account for the benefit of policyholders designated "Policyholder Surplus" (the Account). The Tax Reform Act of 1984 eliminated further additions to the Account after December 31, 1983. The aggregate accumulation at December 31, 1983 was $2,037. The Company has no present plans to make any distributions which would subject the Account to current taxation.

The Company's Federal income tax returns have been audited through 1995. All years through 1985 are closed. Years 1986 through 1995 have been audited and are closed with the exception of several issues for which claims for refund have been filed. Years 1996 and subsequent remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

8.  REINSURANCE

In the normal course of business, the Company assumes risks from and cedes certain parts of its risks to other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1,500 on any single life.

Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

The tables below highlight the amounts shown in the accompanying financial statements, which are net of reinsurance activity:

                                                             CEDED TO      ASSUMED
                                                GROSS         OTHER       FROM OTHER      NET
                                                AMOUNT      COMPANIES     COMPANIES      AMOUNT
                                              ----------    ----------    ----------    --------
DECEMBER 31, 2000:
Life insurance in force.....................  $4,019,597    $3,106,563     $18,600      $931,634
                                              ==========    ==========     =======      ========
Premiums....................................  $   23,230    $    1,027     $    80      $ 22,283
                                              ==========    ==========     =======      ========
Future policyholder benefits................  $  467,015    $    5,025     $ 1,549      $463,539
                                              ==========    ==========     =======      ========
DECEMBER 31, 1999:
Life insurance in force.....................  $3,304,015    $2,454,842     $25,319      $874,492
                                              ==========    ==========     =======      ========
Premiums....................................  $   18,580    $      639     $    90      $ 18,031
                                              ==========    ==========     =======      ========
Future policyholder benefits................  $  482,673    $    3,515     $ 1,968      $481,126
                                              ==========    ==========     =======      ========
DECEMBER 31, 1998:
Life insurance in force.....................  $2,763,532    $1,980,669     $34,968      $817,831
                                              ==========    ==========     =======      ========
Premiums....................................  $   13,771    $      666     $   164      $ 13,269
                                              ==========    ==========     =======      ========
Future policyholder benefits................  $  517,625    $    3,054     $ 2,378      $516,949
                                              ==========    ==========     =======      ========

On January 1, 1998, the Company terminated its reinsurance agreement with Metropolitan Life Insurance Company (Metropolitan). Prior to 1998, the Company had ceded 65 percent of the premiums and reserves related to its single premium deferred annuity (SPDA) product to Metropolitan. The Company recaptured $71,995 in reserves and received cash totaling $70,140.

A coinsurance agreement exists between Provident Mutual and the Company with respect to annuities. Prior to 1992, the agreement covered SPDA's issued after 1984. The agreement was amended in 1992 to include single premium immediate annuities and supplementary contracts. Pursuant to this agreement, the Company has no reinsurance recoverables at December 31, 2000 and 1999. Deposits ceded during 2000 and 1999 were $2,314 and $2,627, respectively.

Approximately $1,943,283 and $1,668,604 of the Company's life insurance in force is ceded to Provident Mutual under two reinsurance agreements and a modified coinsurance agreement at December 31, 2000 and 1999, respectively. Premiums and deposits ceded were $1,532 and $4,146 during 2000 and 1999, respectively. Reinsurance recoverables at December 31, 2000 and 1999 were $113 and $132, respectively.

9.  RELATED PARTY TRANSACTIONS

Provident Mutual and its subsidiaries provide certain investment and administrative services to the Company. Generally, fees for these services are based on an allocation of costs upon either a specific identification basis or a proportional cost allocation basis which management believes to be reasonable. These costs include direct salaries and related benefits, including pension and other postretirement benefits as well as overhead costs. These costs were $16,848, $15,941 and $16,581 for 2000, 1999 and 1998, respectively.

The contractual obligations under the Company's SPDA contracts in force and issued before September 1, 1988 are guaranteed by Provident Mutual. Total SPDA contracts affected by this guarantee in force at December 31, 2000 and 1999 approximated $67,028 and $73,957, respectively.

10.  COMMITMENTS AND CONTINGENCIES

FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in mortgage loans, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statements of financial condition.

At December 31, 2000, the Company had outstanding mortgage loan and limited partnership commitments of approximately $4,701. The mortgage loan commitments, which expire through February 2001, totaled $3,000 and were issued during 2000 at interest rates consistent with rates applicable on December 31, 2000. As a result, the fair value of these commitments approximates the face amount.

Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company had no hedge activity in 2000 and 1999. The Company closed out hedge positions consisting of 226 treasury futures contracts with a dollar value of $25,727 in 1998. The approximate net losses generated from the hedge positions were $33 in 1998. There were no open hedge positions at December 31, 2000 and 1999.

Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. There were no securities lending positions at December 31, 2000 or 1999.

INVESTMENT PORTFOLIO CREDIT RISK

  Bonds

The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 2000 and 1999, approximately $31,305 and $34,449, respectively, in debt security investments (12.7% and 9.5%, respectively, of the total debt security portfolio) are considered "below investment grade." During 1999, the Company increased its allocation of assets to "below investment grade" securities. Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

Debt security investments with a carrying value at December 31, 2000 of $1,037 were non-income producing for the year ended December 31, 2000.

The Company had debt security investments in the financial services industry at both December 31, 2000 and 1999 that exceeded 5% of total assets.

  Mortgage Loans

The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

At December 31, 2000, there was one delinquent mortgage loan (i.e., a loan where payments on principal and/or interest are over 90 days past due) in the amount of $396. There were no delinquent loans as of December 31, 1999.

The Company had no loans in any state where principal balances in the aggregate exceeded 20% of the Company's equity.

LITIGATION AND UNASSERTED CLAIMS

Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, these assessments will not have a material adverse effect on the financial statements.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes will not have a material adverse effect on the Company's financial position or its results of operations.

11.  COMPREHENSIVE INCOME

The components of other comprehensive income are as follows:

                                                       BEFORE         TAX         NET OF
                                                        TAX        (EXPENSE)       TAX
                                                       AMOUNT       BENEFIT       AMOUNT
                                                     ----------    ---------    ----------
YEAR ENDED DECEMBER 31, 2000
  Unrealized (depreciation) appreciation on
     securities....................................   $   (938)     $  328       $  (610)
  Less: reclassification adjustment for losses
     realized in net income........................      1,457        (510)          947
                                                      --------      ------       -------
  Net change in unrealized (depreciation)
     appreciation on securities....................   $    519      $ (182)      $   337
                                                      ========      ======       =======
YEAR ENDED DECEMBER 31, 1999:
  Unrealized appreciation (depreciation) on
     securities....................................   $(11,256)     $3,939       $(7,317)
  Less: reclassification adjustment for losses
     realized in net income........................      1,887        (660)        1,227
                                                      --------      ------       -------
  Net change in unrealized (depreciation)
     appreciation on securities....................   $ (9,369)     $3,279       $(6,090)
                                                      ========      ======       =======
YEAR ENDED DECEMBER 31, 1998:
  Unrealized appreciation (depreciation) on
     securities....................................   $  1,081      $ (378)      $   703
  Less: reclassification adjustment for gains
     realized in net income........................     (2,010)        703        (1,307)
                                                      --------      ------       -------
  Net change in unrealized appreciation
     (depreciation) on securities..................   $   (929)     $  325       $  (604)
                                                      ========      ======       =======

APPENDIX A -- ILLUSTRATIONS
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The following illustrations have been prepared to help show how certain values under the Policy change with different rates of investment performance over an extended period of time. THE HYPOTHETICAL INVESTMENT RETURNS ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your policy loan and partial withdrawal history.

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, policy account value, and net cash surrender value under a Policy covering a male insured of Age 40 on the policy date in the preferred premium class with a face amount of $100,000, would change over time if the planned premiums were paid and the return on the assets in the Subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables also show how the Policy would operate if premiums accumulated at 5% interest. The tables illustrate policy account values that would result based on assumptions that you pay the premiums indicated, you do not increase your face amount, and you do not make any partial withdrawals or take any policy loans. The death benefits, policy account values, and net cash surrender values would be lower if the insured was in a nonsmoker or smoker class or a class with extra ratings since the cost of insurance charges would increase. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy, a premium expense charge of 5%, maximum monthly administrative fee of $12, an initial administrative charge of $5, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.90%, with the additional Subaccount credit of 0.03% per month after the Policy is in force for 15 years or the sum of the values in the Subaccount and Guaranteed Account equal or exceed $100,000. The guaranteed premium expense charge assumes a 2% premium tax charge. However, certain states may impose higher premium taxes. For those Policies, the death benefit, policy account value, and net cash surrender value would be lower since the guaranteed premium expense charge would be higher. The columns under the heading "Current" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, a premium expense charge of 3.5%, current monthly administrative fee of $7.50, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.75%, with the additional Subaccount credit of 0.03% per month after the Policy is in force for 15 years or the sum of the values in the Subaccount and Guaranteed Account equal or exceed $100,000. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the mortality and expense risk charge listed above, is 1.62% and 1.77%, respectively. This total charge is based on an assumption that an owner allocates the Policy values equally among each Subaccount of the Separate Account.

The illustrations assume that the assets in the portfolios are subject to an annual expense ratio of .87% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. Values illustrated would be lower if expense reimbursement arrangements were not reflected. For information on portfolio expenses, consult the Annual Portfolio Operating Expenses table in the Summary of this prospectus, and the respective expense and fee tables set forth in the portfolios' prospectuses.

After deducting portfolio expenses and mortality and expense risk charges, the illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of (1.77)%, 4.12%, and 10.02%, respectively, assuming guaranteed charges, and net annual rates of (1.62)%, 4.28%, and 10.19%, respectively, assuming current charges.

Upon request, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and premium class, the death benefit option, face amount, planned periodic premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a policy year.

              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
              FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A      ANNUAL PREMIUM       $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                       GUARANTEED* (NET RATE OF -1.77%)    CURRENT** (NET RATE OF -1.62%)
          PREMIUMS     --------------------------------   --------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                POLICY     NET CASH
POLICY   AT 5% INT.    ACCOUNT    SURRENDER     DEATH     ACCOUNT    SURRENDER     DEATH
 YEAR     PER YEAR      VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
------   -----------   --------   ----------   --------   --------   ----------   --------
   1        1,050         506           0      100,000       629           0      100,000
   2        2,153       1,046           0      100,000     1,288          98      100,000
   3        3,310       1,560         195      100,000     1,915         550      100,000
   4        4,526       2,047         682      100,000     2,512       1,147      100,000
   5        5,802       2,505       1,140      100,000     3,079       1,714      100,000
   6        7,142       2,933       1,568      100,000     3,614       2,249      100,000
   7        8,549       3,329       2,159      100,000     4,122       2,952      100,000
   8       10,027       3,692       2,717      100,000     4,604       3,629      100,000
   9       11,578       4,020       3,240      100,000     5,057       4,277      100,000
  10       13,207       4,311       3,726      100,000     5,480       4,895      100,000
  11       14,917       4,563       4,173      100,000     5,874       5,484      100,000
  12       16,713       4,770       4,575      100,000     6,233       6,038      100,000
  13       18,599       4,927       4,927      100,000     6,555       6,555      100,000
  14       20,579       5,028       5,028      100,000     6,836       6,836      100,000
  15       22,657       5,067       5,067      100,000     7,072       7,072      100,000
  16       24,840       5,056       5,056      100,000     7,402       7,402      100,000
  17       27,132       4,969       4,969      100,000     7,697       7,697      100,000
  18       29,539       4,801       4,801      100,000     7,960       7,960      100,000
  19       32,066       4,546       4,546      100,000     8,190       8,190      100,000
  20       34,719       4,193       4,193      100,000     8,384       8,384      100,000
  25       50,113         429         429      100,000     8,740       8,740      100,000
  30       69,761           0           0            0     7,504       7,504      100,000

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocation made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
              FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B      ANNUAL PREMIUM       $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                       GUARANTEED* (NET RATE OF -1.77%)    CURRENT** (NET RATE OF -1.62%)
          PREMIUMS     --------------------------------   --------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                POLICY     NET CASH
POLICY   AT 5% INT.    ACCOUNT    SURRENDER     DEATH     ACCOUNT    SURRENDER     DEATH
 YEAR     PER YEAR      VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
------   -----------   --------   ----------   --------   --------   ----------   --------
   1        1,050          504           0     100,504        627           0     100,627
   2        2,153        1,041           0     101,041      1,284          94     101,284
   3        3,310        1,551         186     101,551      1,906         541     101,906
   4        4,526        2,031         666     102,031      2,497       1,132     102,497
   5        5,802        2,482       1,117     102,482      3,056       1,691     103,056
   6        7,142        2,899       1,534     102,899      3,580       2,215     103,580
   7        8,549        3,283       2,113     103,283      4,076       2,906     104,076
   8       10,027        3,631       2,656     103,631      4,542       3,567     104,542
   9       11,578        3,943       3,163     103,943      4,977       4,197     104,977
  10       13,207        4,214       3,629     104,214      5,380       4,795     105,380
  11       14,917        4,443       4,053     104,443      5,751       5,361     105,751
  12       16,713        4,625       4,430     104,625      6,084       5,889     106,084
  13       18,599        4,754       4,754     104,754      6,376       6,376     106,376
  14       20,579        4,823       4,823     104,823      6,623       6,623     106,623
  15       22,657        4,826       4,826     104,826      6,821       6,821     106,821
  16       24,840        4,776       4,776     104,776      7,116       7,116     107,116
  17       27,132        4,645       4,646     104,645      7,374       7,374     107,374
  18       29,539        4,432       4,432     104,432      7,595       7,595     107,595
  19       32,066        4,129       4,129     104,129      7,779       7,780     107,779
  20       34,719        3,726       3,726     103,726      7,925       7,925     107,925
  25       50,113            0           0           0      7,971       7,971     107,971
  30       69,761            0           0           0      6,311       6,311     106,311

---------------
* These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocation made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
              FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A      ANNUAL PREMIUM       $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                       GUARANTEED* (NET RATE OF 4.12%)    CURRENT** (NET RATE OF 4.28%)
          PREMIUMS     -------------------------------   -------------------------------
END OF   ACCUMULATED    POLICY    NET CASH                POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT    SURRENDER    DEATH     ACCOUNT    SURRENDER    DEATH
 YEAR     PER YEAR      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT
------   -----------   --------   ---------   --------   --------   ---------   --------
   1        1,050          548          0     100,000        675          0     100,000
   2        2,153        1,164          0     100,000      1,422        232     100,000
   3        3,310        1,788        423     100,000      2,178        813     100,000
   4        4,526        2,419      1,054     100,000      2,947      1,582     100,000
   5        5,802        3,057      1,692     100,000      3,728      2,363     100,000
   6        7,142        3,699      2,334     100,000      4,520      3,155     100,000
   7        8,549        4,343      3,173     100,000      5,329      4,159     100,000
   8       10,027        4,988      4,013     100,000      6,154      5,179     100,000
   9       11,578        5,632      4,852     100,000      6,995      6,215     100,000
  10       13,207        6,272      5,687     100,000      7,851      7,266     100,000
  11       14,917        6,906      6,516     100,000      8,723      8,333     100,000
  12       16,713        7,528      7,333     100,000      9,606      9,411     100,000
  13       18,599        8,131      8,131     100,000     10,497     10,497     100,000
  14       20,579        8,710      8,710     100,000     11,396     11,396     100,000
  15       22,657        9,255      9,255     100,000     12,296     12,296     100,000
  16       24,840        9,796      9,796     100,000     13,355     13,355     100,000
  17       27,132       10,291     10,291     100,000     14,439     14,439     100,000
  18       29,539       10,734     10,734     100,000     15,550     15,550     100,000
  19       32,066       11,116     11,116     100,000     16,690     16,690     100,000
  20       34,719       11,425     11,425     100,000     17,859     17,859     100,000
  25       50,113       11,236     11,236     100,000     24,131     24,131     100,000
  30       69,761        5,520      5,520     100,000     30,889     30,889     100,000

---------------
* These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocation made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
              FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B      ANNUAL PREMIUM       $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                       GUARANTEED* (NET RATE OF 4.12%)    CURRENT** (NET RATE OF 4.28%)
          PREMIUMS     --------------------------------   -----------------------------
END OF   ACCUMULATED    POLICY     NET CASH               POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT    SURRENDER     DEATH     ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE       VALUE      BENEFIT     VALUE      VALUE     BENEFIT
------   -----------   --------   ----------   --------   -------   ---------   -------
   1        1,050          547           0     100,547       674          0     100,674
   2        2,153        1,159           0     101,159     1,417        227     101,417
   3        3,310        1,777         412     101,777     2,168        803     102,168
   4        4,526        2,400       1,035     102,400     2,929      1,564     102,929
   5        5,802        3,028       1,663     103,028     3,700      2,335     103,700
   6        7,142        3,655       2,290     103,655     4,477      3,112     104,477
   7        8,549        4,281       3,111     104,281     5,266      4,096     105,266
   8       10,027        4,903       3,928     104,903     6,068      5,093     106,068
   9       11,578        5,519       4,739     105,519     6,880      6,100     106,880
  10       13,207        6,124       5,539     106,124     7,700      7,115     107,700
  11       14,917        6,717       6,327     106,717     8,528      8,138     108,528
  12       16,713        7,289       7,094     107,289     9,360      9,165     109,360
  13       18,599        7,832       7,832     107,832    10,190     10,190     110,190
  14       20,579        8,340       8,340     108,340    11,015     11,015     111,015
  15       22,657        8,801       8,801     108,801    11,828     11,828     111,828
  16       24,840        9,241       9,241     109,241    12,799     12,799     112,799
  17       27,132        9,618       9,618     109,618    13,781     13,781     113,781
  18       29,539        9,924       9,924     109,924    14,774     14,774     114,774
  19       32,066       10,149      10,149     110,149    15,778     15,778     115,778
  20       34,719       10,276      10,276     110,276    16,791     16,791     116,791
  25       50,113        8,751       8,751     108,751    21,882     21,882     121,882
  30       69,761        1,057       1,057     101,057    26,328     26,328     126,328

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocation made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
              FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A      ANNUAL PREMIUM       $1,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                         GUARANTEED* (NET RATE OF         CURRENT** (NET RATE OF
                                  10.02%)                         10.19%)
         PREMIUMS      -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
YEAR     PER YEAR      VALUE      VALUE      BENEFIT   VALUE      VALUE      BENEFIT
------   -----------   -------   ---------   -------   -------   ---------   -------
   1        1,050         591          0     100,000      722          0     100,000
   2        2,153       1,287         97     100,000    1,562        372     100,000
   3        3,310       2,036        671     100,000    2,464      1,099     100,000
   4        4,526       2,841      1,476     100,000    3,438      2,073     100,000
   5        5,802       3,708      2,343     100,000    4,492      3,127     100,000
   6        7,142       4,639      3,274     100,000    5,630      4,265     100,000
   7        8,549       5,640      4,471     100,000    6,868      5,698     100,000
   8       10,027       6,717      5,742     100,000    8,215      7,240     100,000
   9       11,578       7,877      7,097     100,000    9,682      8,902     100,000
  10       13,207       9,124      8,539     100,000   11,279     10,694     100,000
  11       14,917      10,467     10,077     100,000   13,022     12,632     100,000
  12       16,713      11,911     11,716     100,000   14,922     14,727     100,000
  13       18,599      13,461     13,461     100,000   16,992     16,992     100,000
  14       20,579      15,125     15,125     100,000   19,249     19,249     100,000
  15       22,657      16,910     16,910     100,000   21,711     21,711     100,000
  16       24,840      18,893     18,893     100,000   24,588     24,588     100,000
  17       27,132      21,031     21,031     100,000   27,759     27,759     100,000
  18       29,539      23,342     23,342     100,000   31,258     31,258     100,000
  19       32,066      25,843     25,843     100,000   35,125     35,125     100,000
  20       34,719      28,554     28,554     100,000   39,401     39,401     100,000
  25       50,113      46,111     46,111     100,000   68,838     68,838     100,000
  30       69,761      74,415     74,415     100,000   118,435   118,435     137,385

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocation made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
              FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

 $100,000 FACE AMOUNT   MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B      ANNUAL PREMIUM       $1,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                       GUARANTEED* (NET RATE OF 10.02%)    CURRENT** (NET RATE OF 10.19%)
          PREMIUMS     --------------------------------   --------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                POLICY     NET CASH
POLICY   AT 5% INT.    ACCOUNT    SURRENDER     DEATH     ACCOUNT    SURRENDER     DEATH
 YEAR     PER YEAR      VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
------   -----------   --------   ----------   --------   --------   ----------   --------
   1        1,050          589           0     100,589        721           0     100,721
   2        2,153        1,281          91     101,281      1,557         367     101,557
   3        3,310        2,024         659     102,024      2,453       1,088     102,453
   4        4,526        2,819       1,454     102,819      3,417       2,052     103,417
   5        5,802        3,671       2,306     103,671      4,456       3,091     104,456
   6        7,142        4,583       3,218     104,583      5,574       4,209     105,574
   7        8,549        5,557       4,387     105,557      6,784       5,614     106,784
   8       10,027        6,599       5,624     106,599      8,095       7,120     108,095
   9       11,578        7,712       6,932     107,712      9,514       8,734     109,514
  10       13,207        8,899       8,314     108,899     11,051      10,466     111,051
  11       14,917       10,167       9,777     110,167     12,717      12,327     112,717
  12       16,713       11,515      11,320     111,515     14,519      14,324     114,519
  13       18,599       12,945      12,945     112,945     16,466      16,466     116,466
  14       20,579       14,458      14,458     114,458     18,570      18,570     118,570
  15       22,657       16,053      16,053     116,053     20,839      20,839     120,839
  16       24,840       17,796      17,796     117,796     23,504      23,504     123,504
  17       27,132       19,634      19,634     119,634     26,414      26,414     126,414
  18       29,539       21,574      21,574     121,574     29,596      29,596     129,596
  19       32,066       23,617      23,617     123,617     33,080      33,080     133,080
  20       34,719       25,762      25,762     125,762     36,892      36,892     136,892
  25       50,113       37,843      37,843     137,843     62,121      62,121     162,121
  30       69,761       51,014      51,014     151,014    101,613     101,613     201,613

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value and net cash surrender value for a policy would also be different from those shown, depending on the investment allocation made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    PART II
                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article VIII of PLACA's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such Director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.

Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         REASONABLENESS REPRESENTATION

Providentmutual Life and Annuity Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Providentmutual Life and Annuity Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

        The facing sheet.


        The Prospectus consisting of 181 pages.


        The undertaking to file reports.

        Rule 484 undertaking.

        Reasonableness Representation.

        The signatures.

The following exhibits:

1.A.1.a.      Resolution of the Board of Directors of Providentmutual Life
              and Annuity Company of America authorizing establishment of the Providentmutual Variable Life Separate Account(4)
1.A.1.b.      Resolution of the Board of Directors of Providentmutual Life
              and Annuity Company of America authorizing additional
              Subaccounts of the Providentmutual Variable Life Separate
              Account(4)
1.A.1.c.      Resolution of the Board of Directors of Providentmutual Life
              and Annuity Company of America authorizing additional
              Subaccounts of the Providentmutual Variable Life Separate
              Account(6)
1.A.2.        None
1.A.3.a.i.    Form of Underwriting Agreement among Providentmutual Life
              and Annuity Company of America, PML Securities, Inc. and
              Providentmutual Variable Life Separate Account(4)
1.A.3.b.i.    Personal Producing General Agent's Agreement and
              Supplement(4)
1.A.3.b.ii.   Personal Producing Agent's Agreement and Supplement(4)
1.A.3.b.iii.  Producing General Agent's Agreement and Supplement(4)
1.A.3.c.iv.   Form of Selling Agreement between PML Securities, Inc. and
              Broker/Dealers(4)
1.A.4.        Inapplicable
1.A.5.        Individual Flexible Premium Adjustable Variable Life
              Insurance Policy (Form VL201)(5)
1.A.5.a.      Convertible Term Life Rider (PLC308)(4)
1.A.5.b.      Additional Insurance Benefit Rider (R2308)(5)
1.A.5.c.      Guaranteed Minimum Death Benefit Rider (PLC320)(4)
1.A.5.d.      Children's Term Rider (PLC306)(5)
1.A.5.e.      Extension of Final Policy Date Rider (PLC822)(4)
1.A.5.f.      Change of Insured Rider (PLC905)(4)
1.A.5.g.      Disability Waiver Benefit Rider (R2901)(5)
1.A.5.h.      Disability Waiver of Premium Benefit Rider (PLC903)(5)
1.A.5.i.      Qualify as Section 403(b) Rider (PLC827)(2)
1.A.5.j.      Accelerated Death Benefit Rider (PLC/0904)(1)
1.A.5.k.      Long Term Care Acceleration Benefit Rider (R2100)(7)
1.A.5.l.      Long Term Care Extended Insurance Benefit Rider (R2102)(7)
1.A.5.m.      Long Term Care Waiver Benefit Rider (R2101)(7)
1.A.5.n.      Supplemental Application for Long Term Care Benefits (A62
              4.01)(7)


1.A.5.o.      Accelerated Death Benefit Rider (R2904)(7)
1.A.6.a.      Charter of Providentmutual Life and Annuity Company of
              America(1)
1.A.6.b.      By-Laws of Providentmutual Life and Annuity Company of
              America(1)
1.A.7.        Inapplicable
1.A.8.        Inapplicable
1.A.9.        Inapplicable
1.A.10.       Form of Application(6)
1.A.10.a.     Supplemental Application for Flexible Premium(3)
1.A.10.b.     Initial Allocation Selection(3)
2.            See Exhibits 1.A
3.A.          Opinion and Consent of James Bernstein, Esquire(9)
3.B.          Consent of James Bernstein, Esquire
4.            Inapplicable
5.            Inapplicable
6.A.          Opinion and Consent of Scott V. Carney, FSA, MAAA(9)
6.B.          Consent of Scott V. Carney, FSA, MAAA
7.A.          Consent of Sutherland Asbill & Brennan LLP
7.B.          Consent of PricewaterhouseCoopers LLP
8.            Description of Providentmutual Life and Annuity Company of
              America's Issuance, Transfer and Redemption Procedures for
              Policies(10)
9.            Powers of Attorney(7)
10.A.         Participation Agreement among Market, Street Fund, Inc.,
              Providentmutual Life and Annuity Company of America and PML
              Securities, Inc.(1)
10.B.         Participation Agreement among Variable Insurance Products
              Fund, Fidelity Corporation and Providentmutual Life and
              Annuity Company of America(2)
10.C.         Participation Agreement among Variable Insurance Products
              Fund II, Fidelity Corporation and Providentmutual Life and
              Annuity Company of America(2)
10.D.         Form of Fund Participation Agreement among Neuberger &
              Berman Advisers Managers Trust and Providentmutual Life and
              Annuity Company of America(1)
10.E.         Participation Agreement between Van Eck Investment Trust and
              Providentmutual Life and Annuity Company of America(1)
10.F.         Participation Agreement among The Alger American Fund,
              Providentmutual Life and Annuity Company of America and Fred
              Alger and Company Incorporated(2)
10.G.         Support Agreement between Provident Mutual Life Insurance
              Company and Providentmutual Life and Annuity Company of
              America.(1)
10.H.         Form of Participation Agreement between Strong Opportunity
              Fund II, Inc., Strong Variable Insurance Funds, Inc. and
              Providentmutual Life and Annuity Company of America(6)
10.I.         Participation Agreement among Market Street Fund,
              Providentmutual Life and Annuity Company of America and 1717
              Capital Management Company(8)
27.           Inapplicable


---------------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement for Provident Mutual Life Insurance Company filed on May 1, 1998, File No. 33-65512.

 (2) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form S-6 Registration Statement for Provident Mutual Life Insurance Company filed on May 1, 1998, File No. 33-2625.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form S-6 Registration Statement for Provident Mutual Life Insurance Company filed on May 1, 1998, File No. 33-42133.

 (4) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for Providentmutual Life and Annuity Company of America filed on May 1, 1998, File No. 33-83138.

 (5) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for Providentmutual Life and Annuity Company of America filed on March 4, 1999, File No. 333-67775.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement for Providentmutual Life and Annuity Company of America filed on April 24, 2000, File No. 333-67775.


 (7) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement for Providentmutual Life and Annuity Company of America filed on February 8, 2001, File No. 333-67775.


 (8) Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement for Providentmutual Life and Annuity Company of America filed on April 5, 2001, File No. 333-58310.


 (9)Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for Providentmutual Life and Annuity Company of America filed on April 9, 2001, File No. 333-67775.



(10)Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for Provident Mutual Life Insurance Company filed on April 19, 2001, File No. 333-71763.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Providentmutual Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of New Castle and State of Delaware, on the 19th day of April, 2001.


                                          PROVIDENTMUTUAL VARIABLE LIFE SEPARATE
                                          ACCOUNT (REGISTRANT)

                                          By: PROVIDENTMUTUAL LIFE AND ANNUITY
                                              COMPANY OF AMERICA (DEPOSITOR)


Attest: /s/ JAMES BERNSTEIN                              By: /s/ ROBERT W. KLOSS
                                                         ------------------------------------------
-----------------------------------------------------        Robert W. Kloss
              James Bernstein                                Chairman of the Board of Directors,
                                                             President, and Chief Executive Officer

                                          PROVIDENTMUTUAL LIFE AND ANNUITY
                                          COMPANY OF AMERICA
                                          (DEPOSITOR)


Attest: /s/ JAMES BERNSTEIN                              By: /s/ ROBERT W. KLOSS
                                                         ------------------------------------------
-----------------------------------------------------        Robert W. Kloss
              James Bernstein                                Chairman of the Board of Directors,
                                                             President, and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 19, 2001.



                    SIGNATURES                                             TITLE
                    ----------                                             -----
                /s/ ROBERT W. KLOSS                  Chairman of the Board of Directors,
---------------------------------------------------  President, and Chief Executive Officer
                  Robert W. Kloss                    (Principal Executive Officer)

               /s/ MARY LYNN FINELLI                 Vice President and Director (Principal Financial
---------------------------------------------------  Officer)
                 Mary Lynn Finelli

                 /s/ MICHAEL FUNCK                   Financial Reporting Officer (Principal Accounting
---------------------------------------------------  Officer)
                   Michael Funck

                         *                           Vice President and Actuary
---------------------------------------------------
                  Scott V. Carney

                    SIGNATURES                                             TITLE
                    ----------                                             -----

                         *                           Director
---------------------------------------------------
                 James D. Kestner

                         *                           Director
---------------------------------------------------
                  Sarah C. Lange

                         *                           Director, Vice President and Actuary
---------------------------------------------------
                  Alan F. Hinkle

                         *                           Director and Vice President
---------------------------------------------------
                  Joan C. Tucker

                         *                           Director
---------------------------------------------------
                   Mehran Assadi

                         *                           Director
---------------------------------------------------
                 Linda M. Springer

                         *                           Treasurer
---------------------------------------------------
                   Rosanne Gatta

             *By: /s/ JAMES BERNSTEIN
   ---------------------------------------------
                  James Bernstein
                 Attorney-In-Fact
           Pursuant to Power of Attorney

                                 EXHIBIT INDEX


EXHIBITS
--------
3.B.        Consent of James Bernstein, Esquire
6.B.        Consent of Scott V. Carney, FSA, MAAA
7.A.        Consent of Sutherland Asbill & Brennan LLP
7.B.        Consent of PricewaterhouseCoopers LLP